UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	3.10%
Barclays Capital U.S. Aggregate Index	2.37%

Net Assets as of 6/30/2012	$228,059,192
Duration as of 6/30/2012	4.56 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Investors’ appetite for risk was buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered risk aversion in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. For the six months ended June 30, 2012, the Barclays Capital U.S. Aggregate Index (the “Benchmark”) returned 2.37%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s outperformance was driven by strong security selection in the mortgage-backed security sector, as the Portfolio’s agency and non-agency mortgage-backed securities performed strongly during the reporting period.

The Portfolio’s underweight of the credit sector was a detractor from relative performance during the reporting period. In addition, the Portfolio was underweight U.S. Treasury securities versus the Benchmark during the reporting period. This underweight positioning contributed to the Fund’s relative performance during the first quarter when investors’

appetite for risk was supported by improving economic data, but detracted from relative performance in the second quarter as concerns about the European debt crisis began to weigh on investors’ sentiment.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Portfolio was overweight the intermediate part of the yield curve (U.S. Treasury securities with 5 to 10 year maturities) as the Portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	38.1%
U.S. Treasury Obligations	21.4
Corporate Bonds	15.7
U.S. Government Agency Securities	12.0
Mortgage Pass-Through Securities	5.7
Commercial Mortgage-Backed Securities	2.0
Asset-Backed Securities	1.0
Others (each less than 1.0%)	0.4
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	3.10%	7.60%	7.21%	5.70%
CLASS 2 SHARES	8/16/06	2.92	7.33	6.93	5.55

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.1%
282,000	AH Mortgage Advance Trust, Series SART-1, Class A2, 3.370%, 05/10/43 (e)	285,299
	American Credit Acceptance Receivables Trust,
42,307	Series 2012-1, Class A1, 1.960%, 01/15/14 (e)	42,307
80,000	Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	80,011
	AmeriCredit Automobile Receivables Trust,
2,089	Series 2010-1, Class A3, 1.660%, 03/17/14	2,090
57,388	Series 2011-3, Class A2, 0.840%, 11/10/14	57,452
100,000	Bank of America Auto Trust, Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	101,183
32,715	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.615%, 04/25/36	26,777
22,592	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	22,660
185,519	Centex Home Equity, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	188,910
	CNH Equipment Trust,
6,691	Series 2010-A, Class A3, 1.540%, 07/15/14	6,698
87,000	Series 2011-A, Class A3, 1.200%, 05/16/16	87,492
80,000	Series 2011-A, Class A4, 2.040%, 10/17/16	82,238
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.805%, 04/25/34	837
120,000	Series 2004-1, Class M1, VAR, 0.995%, 03/25/34	102,284
64,689	Series 2004-1, Class M2, VAR, 1.070%, 03/25/34	56,065
18,797	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.542%, 02/15/34	12,025
112,132	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	113,534
61,664	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	62,083
98,533	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.595%, 07/25/34 (e)	94,830
	Long Beach Mortgage Loan Trust,
195,682	Series 2003-4, Class M1, VAR, 1.265%, 08/25/33	146,910
190,000	Series 2004-1, Class M1, VAR, 0.995%, 02/25/34	148,165
97,977	Series 2004-1, Class M2, VAR, 1.070%, 02/25/34	88,136

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

28,413	Series 2006-WL2, Class 2A3, VAR, 0.445%, 01/25/36	22,906
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.695%, 03/25/35	91,128
155,301	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.870%, 10/25/34	147,315
10,111	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.885%, 11/25/33	5,548
188,335	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	188,787
28,611	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	28,664
90,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	91,279

	Total Asset-Backed Securities (Cost $2,541,594)	2,383,613

Collateralized Mortgage Obligations — 38.3%
	Agency CMO — 28.4%
208,023	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	235,703
	Federal Home Loan Mortgage Corp. REMICS,
5,432	Series 11, Class D, 9.500%, 07/15/19	5,787
1,167	Series 1065, Class J, 9.000%, 04/15/21	1,404
120,905	Series 1113, Class J, 8.500%, 06/15/21	133,842
7,356	Series 1250, Class J, 7.000%, 05/15/22	8,746
12,744	Series 1316, Class Z, 8.000%, 06/15/22	14,671
22,046	Series 1324, Class Z, 7.000%, 07/15/22	25,072
97,482	Series 1343, Class LA, 8.000%, 08/15/22	116,283
20,067	Series 1343, Class LB, 7.500%, 08/15/22	23,972
13,773	Series 1394, Class ID, IF, 9.566%, 10/15/22	15,637
12,773	Series 1395, Class G, 6.000%, 10/15/22	14,218
9,472	Series 1505, Class Q, 7.000%, 05/15/23	10,865
17,684	Series 1518, Class G, IF, 8.824%, 05/15/23	19,444
17,906	Series 1541, Class O, VAR, 0.910%, 07/15/23	18,138
391,646	Series 1577, Class PV, 6.500%, 09/15/23	409,097
349,741	Series 1584, Class L, 6.500%, 09/15/23	393,055
5,369	Series 1596, Class D, 6.500%, 10/15/13	5,517
2,737	Series 1607, Class SA, HB, IF, 20.606%, 10/15/13	2,975
10,493	Series 1609, Class LG, IF, 16.792%, 11/15/23	12,368
362,640	Series 1633, Class Z, 6.500%, 12/15/23	383,741
400,411	Series 1638, Class H, 6.500%, 12/15/23	451,781

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,222
72,996	Series 1694, Class PK, 6.500%, 03/15/24	77,011
12,577	Series 1700, Class GA, PO, 02/15/24	11,805
45,977	Series 1798, Class F, 5.000%, 05/15/23	50,251
94,865	Series 1863, Class Z, 6.500%, 07/15/26	106,710
4,026	Series 1865, Class D, PO, 02/15/24	2,583
33,195	Series 1981, Class Z, 6.000%, 05/15/27	36,308
41,979	Series 1987, Class PE, 7.500%, 09/15/27	49,299
161,584	Series 1999, Class PU, 7.000%, 10/15/27	187,311
1,386	Series 2025, Class PE, 6.300%, 01/15/13	1,400
254,528	Series 2031, Class PG, 7.000%, 02/15/28 (m)	296,328
10,437	Series 2033, Class SN, HB, IF, 26.311%, 03/15/24	7,148
243,741	Series 2035, Class PC, 6.950%, 03/15/28	282,865
17,391	Series 2038, Class PN, IO, 7.000%, 03/15/28	2,792
53,975	Series 2054, Class PV, 7.500%, 05/15/28	63,254
4,822	Series 2055, Class OE, 6.500%, 05/15/13	4,827
279,690	Series 2057, Class PE, 6.750%, 05/15/28	321,259
86,322	Series 2064, Class TE, 7.000%, 06/15/28	100,547
61,747	Series 2075, Class PH, 6.500%, 08/15/28	70,587
222,976	Series 2095, Class PE, 6.000%, 11/15/28	249,401
12,197	Series 2102, Class TU, 6.000%, 12/15/13	12,543
26,741	Series 2115, Class PE, 6.000%, 01/15/14	27,516
12,940	Series 2132, Class SB, HB, IF, 29.515%, 03/15/29	22,067
23,235	Series 2134, Class PI, IO, 6.500%, 03/15/19	3,164
1,746	Series 2135, Class UK, IO, 6.500%, 03/15/14	66
93,757	Series 2178, Class PB, 7.000%, 08/15/29	108,718
137,151	Series 2182, Class ZB, 8.000%, 09/15/29	160,963
5,378	Series 22, Class C, 9.500%, 04/15/20	5,850
23,556	Series 2247, Class Z, 7.500%, 08/15/30	27,766
296,513	Series 2259, Class ZC, 7.350%, 10/15/30	348,465
3,998	Series 2261, Class ZY, 7.500%, 10/15/30	4,708
99,713	Series 2283, Class K, 6.500%, 12/15/23	111,518
12,080	Series 2306, Class K, PO, 05/15/24	11,282
28,991	Series 2306, Class SE, IF, IO, 8.860%, 05/15/24	6,374
35,602	Series 2325, Class PM, 7.000%, 06/15/31	38,724
207,466	Series 2344, Class ZD, 6.500%, 08/15/31	227,265
38,082	Series 2344, Class ZJ, 6.500%, 08/15/31	41,733
19,925	Series 2345, Class NE, 6.500%, 08/15/31	20,551
134,881	Series 2345, Class PQ, 6.500%, 08/15/16	138,990
48,870	Series 2355, Class BP, 6.000%, 09/15/16	52,099

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
143,285	Series 2359, Class ZB, 8.500%, 06/15/31	167,107
292,579	Series 2367, Class ME, 6.500%, 10/15/31	315,996
31,963	Series 2390, Class DO, PO, 12/15/31	28,358
73,812	Series 2391, Class QR, 5.500%, 12/15/16	78,543
66,270	Series 2394, Class MC, 6.000%, 12/15/16	70,862
49,191	Series 2410, Class OE, 6.375%, 02/15/32	53,795
56,560	Series 2410, Class QS, IF, 18.871%, 02/15/32	84,869
49,206	Series 2410, Class QX, IF, IO, 8.408%, 02/15/32	13,441
48,313	Series 2412, Class SP, IF, 15.617%, 02/15/32	65,354
97,647	Series 2423, Class MC, 7.000%, 03/15/32	114,412
168,505	Series 2423, Class MT, 7.000%, 03/15/32	187,755
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	262,057
68,351	Series 2444, Class ES, IF, IO, 7.708%, 03/15/32	14,102
45,567	Series 2450, Class SW, IF, IO, 7.758%, 03/15/32	9,488
164,112	Series 2455, Class GK, 6.500%, 05/15/32	188,837
105,177	Series 2484, Class LZ, 6.500%, 07/15/32	120,907
552,988	Series 2500, Class MC, 6.000%, 09/15/32	601,677
33,955	Series 2503, Class BH, 5.500%, 09/15/17	36,510
42,866	Series 2515, Class DE, 4.000%, 03/15/32	43,629
300,290	Series 2527, Class BP, 5.000%, 11/15/17	321,813
165,493	Series 2535, Class BK, 5.500%, 12/15/22	183,668
5,300,000	Series 2543, Class YX, 6.000,12/15/32 (m)	5,947,145
360,176	Series 2544, Class HC, 6.000%, 12/15/32	403,302
500,000	Series 2575, Class ME, 6.000%, 02/15/33	570,121
2,481,545	Series 2578, Class PG, 5.000%, 02/15/18	2,665,564
47,265	Series 2586, Class WI, IO, 6.500%, 03/15/33	8,105
7,271	Series 2597, Class DS, IF, IO, 7.308%, 02/15/33	273
8,072	Series 2599, Class DS, IF, IO, 6.758%, 02/15/33	237
9,165	Series 2610, Class DS, IF, IO, 6.858%, 03/15/33	232
194,537	Series 2626, Class NS, IF, IO, 6.308%, 06/15/23	14,176
121,774	Series 2638, Class DS, IF, 8.358%, 07/15/23	132,408
218,332	Series 2647, Class A, 3.250%, 04/15/32	225,483
1,216,422	Series 2651, Class VZ, 4.500%, 07/15/18	1,290,557
2,259,772	Series 2656, Class BG, 5.000%, 10/15/32	2,432,013
375,297	Series 2682, Class LC, 4.500%, 07/15/32	396,079
45,791	Series 2682, Class YS, IF, 8.642%, 10/15/33	47,044
5,444	Series 2691, Class WS, IF, 8.637%, 10/15/33	5,532

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
17,667	Series 2705, Class SC, IF, 8.637%, 11/15/33	18,002
26,968	Series 2705, Class SD, IF, 8.689%, 11/15/33	27,483
167,306	Series 2727, Class BS, IF, 8.712%, 01/15/34	170,563
82,958	Series 2749, Class TD, 5.000%, 06/15/21	83,104
51,028	Series 2755, Class SA, IF, 13.717%, 05/15/30	54,835
42,087	Series 2780, Class JG, 4.500%, 04/15/19	43,539
625,000	Series 2827, Class DG, 4.500%, 07/15/19	680,403
31,175	Series 2989, Class PO, PO, 06/15/23	30,879
300,000	Series 3047, Class OD, 5.500%, 10/15/35	376,194
381,162	Series 3085, Class VS, HB, IF, 27.753%, 12/15/35	617,358
108,448	Series 3117, Class EO, PO, 02/15/36	104,693
111,161	Series 3260, Class CS, IF, IO, 5.898%, 01/15/37	15,581
442,943	Series 3385, Class SN, IF, IO, 5.758%, 11/15/37	53,437
333,231	Series 3387, Class SA, IF, IO, 6.178%, 11/15/37	51,126
523,406	Series 3430, Class AI, IO, 1.417%, 09/15/12	624
447,554	Series 3451, Class SA, IF, IO, 5.808%, 05/15/38	54,611
756,444	Series 3455, Class SE, IF, IO, 5.958%, 06/15/38	108,872
715,376	Series 3688, Class NI, IO, 5.000%, 04/15/32	96,206
266,707	Series 3759, Class HI, IO, 4.000%, 08/15/37	27,723
502,084	Series 3772, Class IO, IO, 3.500%, 09/15/24	32,168
938	Series 47, Class F, 10.000%, 06/15/20	1,085
856	Series 99, Class Z, 9.500%, 01/15/21	951
	Federal Home Loan Mortgage Corp. STRIPS,
337,508	Series 233, Class 11, IO, 5.000%, 09/15/35	46,511
532,480	Series 239, Class S30, IF, IO, 7.458%, 08/15/36	76,656
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
20,790	Series T-41, Class 3A, VAR, 6.955%, 07/25/32	24,030
133,112	Series T-54, Class 2A, 6.500%, 02/25/43	148,130
62,021	Series T-54, Class 3A, 7.000%, 02/25/43	73,961
245,876	Series T-56, Class APO, PO, 05/25/43	183,581
36,392	Series T-58, Class APO, PO, 09/25/43	34,121
	Federal National Mortgage Association REMICS,
9,772	Series 1988-16, Class B, 9.500%, 06/25/18	10,969
5,342	Series 1989-83, Class H, 8.500%, 11/25/19	6,069
1,262	Series 1990-1, Class D, 8.800%, 01/25/20	1,442
7,288	Series 1990-10, Class L, 8.500%, 02/25/20	8,288

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
936	Series 1990-93, Class G, 5.500%, 08/25/20	1,029
26	Series 1990-140, Class K, HB, 652.145%, 12/25/20	440
1,976	Series 1990-143, Class J, 8.750%, 12/25/20	2,327
23,333	Series 1992-101, Class J, 7.500%, 06/25/22	24,691
15,719	Series 1992-143, Class MA, 5.500%, 09/25/22	17,210
47,658	Series 1993-146, Class E, PO, 05/25/23	43,401
112,107	Series 1993-155, Class PJ, 7.000%, 09/25/23	128,537
3,555	Series 1993-165, Class SD, IF, 12.438%, 09/25/23	4,435
17,724	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	23,306
160,056	Series 1993-203, Class PL, 6.500%, 10/25/23	180,580
15,239	Series 1993-205, Class H, PO, 09/25/23	14,260
920,639	Series 1993-223, Class PZ, 6.500%, 12/25/23	1,026,998
147,744	Series 1993-225, Class UB, 6.500%, 12/25/23	161,528
4,242	Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	4,275
281,507	Series 1993-250, Class Z, 7.000%, 12/25/23	295,871
11,294	Series 1993-257, Class C, PO, 06/25/23	11,249
376,355	Series 1994-37, Class L, 6.500%, 03/25/24	433,388
3,280,395	Series 1994-72, Class K, 6.000%, 04/25/24	3,632,510
29,833	Series 1995-2, Class Z, 8.500%, 01/25/25	34,446
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	99,346
7,096	Series 1996-59, Class J, 6.500%, 08/25/22	7,867
7,347	Series 1996-59, Class K, 6.500%, 07/25/23	7,389
228,748	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	10,892
24,909	Series 1997-39, Class PD, 7.500%, 05/20/27	29,038
55,088	Series 1997-46, Class PL, 6.000%, 07/18/27	61,464
137,125	Series 1997-61, Class ZC, 7.000%, 02/25/23	155,603
38,994	Series 1998-36, Class ZB, 6.000%, 07/18/28	42,928
53,717	Series 1998-43, Class SA, IF, IO, 19.547%, 04/25/23	27,485
78,095	Series 1998-46, Class GZ, 6.500%, 08/18/28	89,162
155,342	Series 1998-58, Class PC, 6.500%, 10/25/28	177,318
337,436	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	61,965
9,464	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,900
122,287	Series 2001-4, Class PC, 7.000%, 03/25/21	134,067

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
109,847	Series 2001-30, Class PM, 7.000%, 07/25/31	128,477
479,113	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	102,792
169,812	Series 2001-36, Class DE, 7.000%, 08/25/31	198,723
20,979	Series 2001-44, Class PD, 7.000%, 09/25/31	24,546
54,686	Series 2001-52, Class XN, 6.500%, 11/25/15	58,082
285,354	Series 2001-61, Class Z, 7.000%, 11/25/31	333,911
79,032	Series 2001-69, Class PG, 6.000%, 12/25/16	84,264
58,657	Series 2001-71, Class QE, 6.000%, 12/25/16	62,564
44,919	Series 2002-1, Class HC, 6.500%, 02/25/22	50,481
12,889	Series 2002-1, Class SA, HB, IF, 24.390%, 02/25/32	21,257
90,892	Series 2002-2, Class UC, 6.000%, 02/25/17	97,395
96,540	Series 2002-3, Class OG, 6.000%, 02/25/17	102,968
316,453	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	18,511
287,197	Series 2002-15, Class PO, PO, 04/25/32	254,189
139,276	Series 2002-28, Class PK, 6.500%, 05/25/32	159,785
517,305	Series 2002-62, Class ZE, 5.500%, 11/25/17	555,875
317,846	Series 2002-68, Class SH, IF, IO, 7.757%, 10/18/32	60,700
36,169	Series 2002-77, Class S, IF, 14.034%, 12/25/32	45,253
2,823	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	52
371,686	Series 2002-94, Class BK, 5.500%, 01/25/18	397,758
314,428	Series 2003-7, Class A1, 6.500%, 12/25/42	365,268
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	324,380
122,881	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	26,393
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	114,275
30,534	Series 2003-64, Class SX, IF, 13.153%, 07/25/33	35,043
58,749	Series 2003-66, Class PA, 3.500%, 02/25/33	61,074
540,274	Series 2003-68, Class LC, 3.000%, 07/25/22	546,512
60,304	Series 2003-68, Class QP, 3.000%, 07/25/22	61,000
97,538	Series 2003-71, Class DS, IF, 7.148%, 08/25/33	101,390
258,358	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	18,280

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
192,044	Series 2003-80, Class SY, IF, IO, 7.405%, 06/25/23	22,849
3,156,303	Series 2003-81, Class MC, 5.000%, 12/25/32	3,361,602
546,864	Series 2003-82, Class VB, 5.500%, 08/25/33	595,308
47,387	Series 2003-91, Class SD, IF, 12.091%, 09/25/33	56,136
350,268	Series 2003-116, Class SB, IF, IO, 7.355%, 11/25/33	72,821
2,406,973	Series 2003-128, Class DY, 4.500%, 01/25/24	2,611,900
42,404	Series 2003-130, Class SX, IF, 11.152%, 01/25/34	48,888
63,827	Series 2003-132, Class OA, PO, 08/25/33	61,601
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	1,977,897
161,511	Series 2004-4, Class QM, IF, 13.709%, 06/25/33	193,448
95,895	Series 2004-10, Class SC, HB, IF, 27.619%, 02/25/34	146,295
4,136	Series 2004-14, Class SD, IF, 8.707%, 03/25/34	4,170
40,457	Series 2004-21, Class CO, PO, 04/25/34	39,133
34,209	Series 2004-22, Class A, 4.000%, 04/25/19	34,560
211,387	Series 2004-36, Class SA, IF, 18.851%, 05/25/34	311,066
155,040	Series 2004-46, Class SK, IF, 15.826%, 05/25/34	206,343
28,192	Series 2004-51, Class SY, IF, 13.750%, 07/25/34	34,448
118,736	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	134,093
1,045,603	Series 2004-75, Class VK, 4.500%, 09/25/22	1,099,062
161,825	Series 2004-76, Class CL, 4.000%, 10/25/19	170,213
7,212	Series 2004-92, Class JO, PO, 12/25/34	7,176
311,335	Series 2005-45, Class DC, HB, IF, 23.411%, 06/25/35	482,560
93,193	Series 2005-52, Class PA, 6.500%, 06/25/35	101,060
730,760	Series 2005-68, Class BC, 5.250%, 06/25/35	802,118
402,191	Series 2005-84, Class XM, 5.750%, 10/25/35	451,364
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	782,050
117,777	Series 2006-22, Class AO, PO, 04/25/36	108,191
73,386	Series 2006-46, Class SW, HB, IF, 23.300%, 06/25/36	105,313

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
193,411	Series 2006-59, Class QO, PO, 01/25/33	187,115
233,727	Series 2006-110, Class PO, PO, 11/25/36	223,536
433,411	Series 2006-117, Class GS, IF, IO, 6.405%, 12/25/36	63,472
219,373	Series 2007-7, Class SG, IF, IO, 6.255%, 08/25/36	31,023
724,019	Series 2007-53, Class SH, IF, IO, 5.855%, 06/25/37	96,931
385,947	Series 2007-88, Class VI, IF, IO, 6.295%, 09/25/37	63,899
528,173	Series 2007-100, Class SM, IF, IO, 6.205%, 10/25/37	76,073
542,182	Series 2008-1, Class BI, IF, IO, 5.665%, 02/25/38	69,590
196,302	Series 2008-16, Class IS, IF, IO, 5.955%, 03/25/38	28,005
219,122	Series 2008-46, Class HI, IO, VAR, 6.440%, 06/25/38	11,323
188,761	Series 2008-53, Class CI, IF, IO, 6.955%, 07/25/38	34,077
523,754	Series 2009-112, Class ST, IF, IO, 6.005%, 01/25/40	67,478
288,066	Series 2010-35, Class SB, IF, IO, 6.175%, 04/25/40	41,798
3,362	Series G92-42, Class Z, 7.000%, 07/25/22	3,787
71,884	Series G92-44, Class ZQ, 8.000%, 07/25/22	80,779
37,981	Series G92-54, Class ZQ, 7.500%, 09/25/22	42,865
2,406	Series G92-59, Class F, VAR, 1.840%, 10/25/22	2,461
6,414	Series G92-61, Class Z, 7.000%, 10/25/22	7,535
14,762	Series G92-66, Class KA, 6.000%, 12/25/22	16,242
69,821	Series G92-66, Class KB, 7.000%, 12/25/22	79,059
19,119	Series G93-1, Class KA, 7.900%, 01/25/23	21,945
20,272	Series G93-17, Class SI, IF, 6.000%, 04/25/23	23,091
	Federal National Mortgage Association STRIPS,
31,854	Series 329, Class 1, PO, 01/01/33	30,321
155,148	Series 365, Class 8, IO, 5.500%, 05/01/36	19,472
	Federal National Mortgage Association Whole Loan,
69,977	Series 1999-W1, Class PO, PO, 02/25/29	62,280
335,471	Series 1999-W4, Class A9, 6.250%, 02/25/29	382,187
578,211	Series 2002-W7, Class A4, 6.000%, 06/25/29	646,964
470,696	Series 2003-W1, Class 1A1, VAR, 6.244%, 12/25/42	540,065

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
61,052	Series 2003-W1, Class 2A, VAR, 7.041%, 12/25/42	71,653
72,982	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	84,306
	Government National Mortgage Association,
246,283	Series 1994-7, Class PQ, 6.500%, 10/16/24	288,609
61,536	Series 1996-16, Class E, 7.500%, 08/16/26	70,832
138,660	Series 1998-22, Class PD, 6.500%, 09/20/28	150,486
68,291	Series 1998-26, Class K, 7.500%, 09/17/25	78,694
44,037	Series 1999-17, Class L, 6.000%, 05/20/29	47,910
56,210	Series 1999-41, Class Z, 8.000%, 11/16/29	65,834
37,942	Series 1999-44, Class PC, 7.500%, 12/20/29	43,881
46,180	Series 1999-44, Class ZG, 8.000%, 12/20/29	56,690
50,642	Series 2000-14, Class PD, 7.000%, 02/16/30	59,698
213,433	Series 2000-21, Class Z, 9.000%, 03/16/30	253,018
23,720	Series 2000-26, Class Z, 7.750%, 09/20/30	27,619
4,080	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,432
711,691	Series 2000-36, Class PB, 7.500%, 11/16/30	823,626
31,946	Series 2001-4, Class SJ, IF, IO, 7.907%, 01/19/30	8,225
1,642,322	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	1,909,129
245,693	Series 2001-22, Class PS, HB, IF, 20.377%, 03/17/31	405,444
91,620	Series 2001-36, Class S, IF, IO, 7.807%, 08/16/31	23,453
176,537	Series 2001-53, Class SR, IF, IO, 7.906%, 10/20/31	20,228
121,826	Series 2001-64, Class MQ, 6.500%, 12/20/31	129,069
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,082,975
16,159	Series 2002-24, Class SB, IF, 11.561%, 04/16/32	21,594
74,316	Series 2002-54, Class GB, 6.500%, 08/20/32	85,110
32,639	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	915
9,162	Series 2003-24, Class PO, PO, 03/16/33	8,224
1,081,021	Series 2003-59, Class XA, IO, VAR, 0.960%, 06/16/34	18,944
102,670	Series 2003-76, Class LS, IF, IO, 6.956%, 09/20/31	5,345
508,124	Series 2004-11, Class SW, IF, IO, 5.256%, 02/20/34	72,804

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
47,979	Series 2004-28, Class S, IF, 18.995%, 04/16/34	74,754
684,379	Series 2004-62, Class VA, 5.500%, 07/20/15	699,436
408,276	Series 2007-45, Class QA, IF, IO, 6.396%, 07/20/37	64,986
348,854	Series 2007-76, Class SA, IF, IO, 6.286%, 11/20/37	56,927
312,642	Series 2008-2, Class MS, IF, IO, 6.917%, 01/16/38	51,817
250,764	Series 2008-55, Class SA, IF, IO, 5.956%, 06/20/38	36,393
189,411	Series 2009-6, Class SA, IF, IO, 5.857%, 02/16/39	24,640
566,047	Series 2009-6, Class SH, IF, IO, 5.796%, 02/20/39	77,610
345,886	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	65,788
236,202	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	44,283
763,261	Series 2009-22, Class SA, IF, IO, 6.026%, 04/20/39	109,548
756,505	Series 2009-31, Class ST, IF, IO, 6.106%, 03/20/39	100,569
756,505	Series 2009-31, Class TS, IF, IO, 6.056%, 03/20/39	99,816
872,589	Series 2009-64, Class SN, IF, IO, 5.857%, 07/16/39	115,130
230,016	Series 2009-79, Class OK, PO, 11/16/37	216,312
432,036	Series 2009-102, Class SM, IF, IO, 6.157%, 06/16/39	51,648
1,005,755	Series 2009-106, Class ST, IF, IO, 5.756%, 02/20/38	151,087
343,824	Series 2010-130, Class CP, 7.000%, 10/16/40	403,914
818,821	Series 2011-75, Class SM, IF, IO, 6.356%, 05/20/41	133,446
759,662	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.650%, 10/29/20	794,606
	Vendee Mortgage Trust,
79,879	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	90,535
190,320	Series 1996-1, Class 1Z, 6.750%, 02/15/26	222,049
106,576	Series 1996-2, Class 1Z, 6.750%, 06/15/26	126,001
387,806	Series 1997-1, Class 2Z, 7.500%, 02/15/27	458,652
105,127	Series 1998-1, Class 2E, 7.000%, 03/15/28	126,179

		64,607,246

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — 9.9%
1,880	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 1.045%, 01/25/35	1,866
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	204,802
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.361%, 09/25/35	177,527
	Banc of America Alternative Loan Trust,
131,112	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	134,775
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	256,090
68,865	Series 2004-6, Class 15PO, PO, 07/25/19	56,691
	Banc of America Funding Corp.,
73,465	Series 2004-1, Class PO, PO, 03/25/34	56,957
557,399	Series 2005-6, Class 2A7, 5.500%, 10/25/35	563,509
88,697	Series 2005-7, Class 30PO, PO, 11/25/35	68,366
287,614	Series 2005-E, Class 4A1, VAR, 2.653%, 03/20/35	266,446
	Banc of America Mortgage Securities, Inc.,
25,450	Series 2003-8, Class APO, PO, 11/25/33	23,736
200,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	205,610
23,399	Series 2004-4, Class APO, PO, 05/25/34	22,017
623,303	Series 2004-5, Class 2A2, 5.500%, 06/25/34	644,036
211,800	Series 2004-6, Class 2A5, PO, 07/25/34	149,909
78,276	Series 2004-6, Class APO, PO, 07/25/34	72,841
201,125	Series 2004-7, Class 1A19, PO, 08/25/34	179,743
203,079	Series 2004-J, Class 3A1, VAR, 2.913%, 11/25/34	175,440
259,552	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	2,233
	BCAP LLC Trust,
225,523	Series 2011-RR5, Class 11A3, VAR, 0.395%, 05/28/36 (e)	199,774
141,204	Series 2011-RR5, Class 14A3, VAR, 2.920%, 07/26/36 (e) (f) (i)	134,320
	Bear Stearns Adjustable Rate Mortgage Trust,
89,348	Series 2003-7, Class 3A, VAR, 2.674%, 10/25/33	87,856
173,543	Series 2005-5, Class A1, VAR, 2.220%, 08/25/35	168,597
491,497	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	421,410
130,756	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	135,746

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Citigroup Mortgage Loan Trust, Inc.,
13,620	Series 2003-UP3, Class A3, 7.000%, 09/25/33	14,136
48,580	Series 2003-UST1, Class A1, 5.500%, 12/25/18	50,862
15,161	Series 2003-UST1, Class PO1, PO, 12/25/18	14,997
10,619	Series 2003-UST1, Class PO3, PO, 12/25/18	10,510
125,101	Series 2005-1, Class 2A1A, VAR, 2.837%, 04/25/35	79,727
589,011	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	606,644
	Countrywide Alternative Loan Trust,
96,345	Series 2002-8, Class A4, 6.500%, 07/25/32	101,101
33,095	Series 2003-J1, Class PO, PO, 10/25/33	31,074
1,782,764	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,760,489
117,026	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	119,971
87,626	Series 2005-5R, Class A1, 5.250%, 12/25/18	88,521
835,625	Series 2005-20CB, Class 3A8, IF, IO, 4.505%, 07/25/35	96,027
1,103,086	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	924,689
566,707	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	486,610
1,219,473	Series 2005-22T1, Class A2, IF, IO, 4.825%, 06/25/35	188,206
1,149,694	Series 2005-J1, Class 1A4, IF, IO, 4.855%, 02/25/35	158,362
	Countrywide Home Loan Mortgage Pass-Through Trust,
235,689	Series 2003-26, Class 1A6, 3.500%, 08/25/33	235,594
42,932	Series 2003-J7, Class 4A3, IF, 9.456%, 08/25/18	47,014
104,646	Series 2004-7, Class 2A1, VAR, 2.983%, 06/25/34	97,781
60,642	Series 2004-HYB1, Class 2A, VAR, 2.851%, 05/20/34	54,729
89,561	Series 2004-HYB3, Class 2A, VAR, 2.820%, 06/20/34	74,909
159,214	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	163,909
55,551	Series 2004-J8, Class POA, PO, 11/25/19	54,796
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	489,215

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
451,627	Series 2005-22, Class 2A1, VAR, 2.707%, 11/25/35	319,164
19,358	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	19,128
	Credit Suisse Mortgage Capital Certificates,
234,415	Series 2011-7R, Class A1, VAR, 1.495%, 08/28/47 (e)	230,328
315,891	Series 2011-9R, Class A1, VAR, 2.245%, 03/27/46 (e)	314,213
369,315	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	278,889
	First Horizon Asset Securities, Inc.,
34,958	Series 2004-AR7, Class 2A1, VAR, 2.616%, 02/25/35	34,231
300,000	Series 2004-AR7, Class 2A2, VAR, 2.616%, 02/25/35	279,120
215,454	Series 2005-AR1, Class 2A2, VAR, 2.625%, 04/25/35	208,538
	GMAC Mortgage Corp. Loan Trust,
223,842	Series 2003-AR1, Class A4, VAR, 3.050%, 10/19/33	225,498
214,326	Series 2004-J5, Class A7, 6.500%, 01/25/35	219,681
650,000	Series 2005-AR3, Class 3A4, VAR, 3.349%, 06/19/35	565,761
	GSR Mortgage Loan Trust,
464,271	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	466,795
618,913	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	660,630
41,380	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	41,834
76,419	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	75,450
92,188	Impac Secured Assets CMN Owner Trust, Series 2006-1, Class 2A1, VAR, 0.595%, 05/25/36	87,586
1,804,948	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.012%, 08/25/35	9,025
209,185	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.660%, 11/25/33	208,578
	MASTR Adjustable Rate Mortgages Trust,
136,685	Series 2004-13, Class 2A1, VAR, 2.634%, 04/21/34	135,331
251,622	Series 2004-13, Class 3A6, VAR, 2.656%, 11/21/34	253,912

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	MASTR Alternative Loans Trust,
151,359	Series 2003-9, Class 8A1, 6.000%, 01/25/34	160,843
374,185	Series 2004-4, Class 10A1, 5.000%, 05/25/24	386,644
279,067	Series 2004-6, Class 7A1, 6.000%, 07/25/34	280,375
37,978	Series 2004-7, Class 30PO, PO, 08/25/34	28,487
228,433	Series 2004-8, Class 6A1, 5.500%, 09/25/19	232,865
206,423	Series 2004-10, Class 1A1, 4.500%, 09/25/19	211,526
	MASTR Asset Securitization Trust,
470,309	Series 2003-11, Class 9A6, 5.250%, 12/25/33	492,610
36,250	Series 2003-12, Class 15PO, PO, 12/25/18	35,657
86,200	Series 2004-6, Class 15PO, PO, 05/25/19	84,948
59,023	Series 2004-8, Class PO, PO, 08/25/19	58,331
156,930	Series 2004-10, Class 15PO, PO, 10/25/19	154,616
285,133	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	222,404
80,269	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.565%, 02/25/35	66,945
68,062	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	66,869
561,781	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	117,072
	Residential Accredit Loans, Inc.,
94,739	Series 2002-QS8, Class A5, 6.250%, 06/25/17	97,363
981,707	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	969,434
25,742	Series 2003-QS3, Class A2, IF, 15.960%, 02/25/18	28,474
69,842	Series 2003-QS3, Class A8, IF, IO, 7.355%, 02/25/18	6,581
188,014	Series 2003-QS9, Class A3, IF, IO, 7.305%, 05/25/18	26,433
236,397	Series 2003-QS14, Class A1, 5.000%, 07/25/18	241,756
76,361	Series 2003-QS18, Class A1, 5.000%, 09/25/18	78,947
22,422	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	22,750
198,719	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.942%, 09/25/35	144,826
7,533	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	7,681

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Salomon Brothers Mortgage Securities VII, Inc.,
132,354	Series 2003-HYB1, Class A, VAR, 2.736%, 09/25/33	124,519
6,633	Series 2003-UP2, Class PO1, PO, 12/25/18	5,948
82,763	Springleaf Mortgage Loan Trust, Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	83,933
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.910%, 06/25/34	396,800
	Structured Asset Securities Corp.,
93,200	Series 2003-8, Class 1A2, 5.000%, 04/25/18	95,658
179,481	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	181,580
7,769	Series 2004-20, Class 1A3, 5.250%, 11/25/34	7,773
	WaMu Mortgage Pass-Through Certificates,
31,392	Series 2003-AR8, Class A, VAR, 2.476%, 08/25/33	31,430
154,239	Series 2003-AR9, Class 1A6, VAR, 2.455%, 09/25/33	154,809
77,976	Series 2003-S4, Class 3A, 5.500%, 06/25/33	81,060
67,680	Series 2003-S8, Class A4, 4.500%, 09/25/18	68,351
25,795	Series 2003-S11, Class 2A5, IF, 16.376%, 11/25/33	26,489
57,058	Series 2004-AR3, Class A2, VAR, 2.589%, 06/25/34	56,761
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
1,920,207	Series 2005-2, Class 1A4, IF, IO, 4.805%, 04/25/35	312,711
652,202	Series 2005-2, Class 2A3, IF, IO, 4.755%, 04/25/35	93,009
503,297	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	85,545
446,098	Series 2005-4, Class CB7, 5.500%, 06/25/35	387,998
38,013	Series 2005-4, Class DP, PO, 06/25/20	30,561
180,584	Series 2005-6, Class 2A4, 5.500%, 08/25/35	141,711
	Wells Fargo Mortgage-Backed Securities Trust,
18,797	Series 2003-11, Class 1APO, PO, 10/25/18	18,588
65,955	Series 2003-15, Class 1A1, 4.750%, 12/25/18	68,348
61,906	Series 2003-K, Class 1A1, VAR, 4.442%, 11/25/33	62,310
123,811	Series 2003-K, Class 1A2, VAR, 4.442%, 11/25/33	125,638

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
62,957	Series 2004-7, Class 2A2, 5.000%, 07/25/19	65,170
111,799	Series 2004-EE, Class 3A1, VAR, 2.915%, 12/25/34	113,289
298,567	Series 2004-P, Class 2A1, VAR, 2.661%, 09/25/34	300,029
167,449	Series 2005-AR8, Class 2A1, VAR, 2.695%, 06/25/35	161,907
112,789	Series 2005-AR16, Class 2A1, VAR, 2.651%, 02/25/34	105,627

		22,605,851

	Total Collateralized Mortgage Obligations (Cost $80,506,501)	87,213,097

Commercial Mortgage-Backed Securities — 2.0%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	136,450
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	129,953
397,071	Series 2005-6, Class ASB, VAR, 5.366%, 09/10/47	412,417
250,000	Series 2006-4, Class A4, 5.634%, 07/10/46	281,814
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	271,156
132,500	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	137,954
360,000	Series 2006-PW11, Class A4, VAR, 5.619%, 03/11/39	404,549
100,000	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	105,670
12,390,830	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.199%, 12/11/49 (e)	97,727
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.593%, 02/15/39	631,436
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	108,540
200,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	214,232
100,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4, 4.404%, 01/12/39	104,106
	LB-UBS Commercial Mortgage Trust,
107,000	Series 2004-C2, Class A4, 4.367%, 03/15/36	111,877

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	80,736
190,706	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	191,348
3,957,669	Morgan Stanley Capital I, Inc., Series 2006-IQ12, Class X1, IO, VAR, 0.176%, 12/15/43 (e)	55,277
184,774	Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	186,218
400,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.620%, 08/15/39	427,944
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	118,312
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.517%, 05/10/63	106,073
116,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	123,336
110,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	120,749

	Total Commercial Mortgage-Backed Securities (Cost $4,259,046)	4,557,874

Corporate Bonds — 15.8%
	Consumer Discretionary — 1.2%
	Household Durables — 0.1%
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	54,093

	Media — 1.0%
	CBS Corp.,
21,000	5.750%, 04/15/20	24,425
100,000	7.875%, 07/30/30	128,504
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	132,244
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	109,868
	Comcast Corp.,
50,000	5.900%, 03/15/16	57,583
50,000	6.450%, 03/15/37	60,805
30,000	6.500%, 01/15/17	35,714
35,000	6.500%, 11/15/35	42,587
	Cox Communications, Inc.,
30,000	5.450%, 12/15/14	33,011
20,000	8.375%, 03/01/39 (e)	28,146
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	132,942

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
67,000	5.000%, 03/01/21	73,606
125,000	6.000%, 08/15/40	136,215
78,000	Discovery Communications LLC, 4.375%, 06/15/21	84,699
100,000	Historic TW, Inc., 9.150%, 02/01/23	138,980
75,000	NBC Universal Media LLC, 5.950%, 04/01/41	88,536
	News America, Inc.,
50,000	6.650%, 11/15/37	58,365
50,000	7.250%, 05/18/18	59,953
150,000	7.300%, 04/30/28	174,833
84,000	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	88,725
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	59,291
50,000	6.750%, 07/01/18	60,909
50,000	7.300%, 07/01/38	64,217
70,000	8.250%, 02/14/14	77,937
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	67,728
25,000	8.375%, 07/15/33	33,865
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	39,160
75,000	6.200%, 03/15/40	87,320
22,000	6.250%, 03/29/41	25,581
	Viacom, Inc.,
13,000	1.250%, 02/27/15	13,032
43,000	3.875%, 12/15/21	45,674
20,000	4.500%, 02/27/42	19,655

		2,284,110

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
11,000	3.875%, 01/15/22	11,565
9,000	5.125%, 01/15/42	9,475

		21,040

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	31,095
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	80,698
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	101,105
35,000	Staples, Inc., 9.750%, 01/15/14	39,120

		252,018

	Total Consumer Discretionary	2,611,261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.6%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	165,094
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	114,199
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,549
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	16,445
40,000	SABMiller plc, (United Kingdom), 5.700%, 01/15/14 (e)	42,757

		361,044

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
60,000	5.750%, 05/15/41	71,425
30,000	6.125%, 09/15/39	37,289
	Kroger Co. (The),
18,000	5.400%, 07/15/40	18,920
25,000	7.500%, 04/01/31	32,517
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	98,729

		258,880

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
50,000	5.875%, 05/15/13	51,890
55,000	8.500%, 06/15/19	68,665
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	30,204
	Kellogg Co.,
13,000	1.750%, 05/17/17	12,999
22,000	3.125%, 05/17/22	22,365
50,000	4.250%, 03/06/13	51,195
	Kraft Foods, Inc.,
127,000	5.375%, 02/10/20	150,286
165,000	6.125%, 02/01/18	197,722
100,000	6.875%, 02/01/38	130,781

		716,107

	Household Products — 0.0% (g)
75,700	Procter & Gamble - ESOP, 9.360%, 01/01/21	100,795

	Total Consumer Staples	1,436,826

	Energy — 0.6%
	Energy Equipment & Services — 0.1%
5,000	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	5,056

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy Equipment & Services — Continued
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	20,588
75,000	6.500%, 11/15/20	85,072
14,000	7.350%, 12/15/41	16,938

		127,654

	Oil, Gas & Consumable Fuels — 0.5%
50,000	Apache Corp., 6.900%, 09/15/18	62,808
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	117,974
	ConocoPhillips,
25,000	5.750%, 02/01/19	30,488
120,000	6.000%, 01/15/20	150,906
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	47,817
21,000	4.750%, 05/15/42	22,037
150,000	Marathon Oil Corp., 6.000%, 10/01/17	176,663
45,000	Petrobras International Finance Co. - Pifco, (Cayman Islands), 5.375%, 01/27/21	48,500
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	74,890
60,000	Shell International Finance B.V., (Netherlands), 6.375%, 12/15/38	84,906
50,000	Statoil ASA, (Norway), 3.125%, 08/17/17	53,850
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	56,556
	Talisman Energy, Inc., (Canada),
60,000	5.500%, 05/15/42	61,630
40,000	7.750%, 06/01/19	49,079
28,000	Total Capital International S.A., (France), 1.550%, 06/28/17	28,066
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	155,718

		1,221,888

	Total Energy	1,349,542

	Financials — 8.4%
	Capital Markets — 2.0%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	79,056
55,000	4.600%, 01/15/20	62,115
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	84,858
130,000	5.000%, 12/10/19	148,595
65,000	6.250%, 09/15/17	78,702
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	104,380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
50,000	Credit Suisse USA, Inc., 4.875%, 01/15/15	53,649
	Goldman Sachs Group, Inc. (The),
75,000	3.625%, 02/07/16	75,008
20,000	3.700%, 08/01/15	20,177
375,000	4.750%, 07/15/13	385,569
150,000	5.150%, 01/15/14	155,884
23,000	5.250%, 07/27/21	23,364
156,000	5.375%, 03/15/20	160,590
100,000	5.500%, 11/15/14	105,616
150,000	5.950%, 01/18/18	160,543
75,000	5.950%, 01/15/27	74,473
100,000	6.250%, 09/01/17	108,727
80,000	6.750%, 10/01/37	78,404
125,000	7.500%, 02/15/19	142,550
	Jefferies Group, Inc.,
55,000	3.875%, 11/09/15	54,037
110,000	6.450%, 06/08/27	104,500
100,000	8.500%, 07/15/19	108,500
163,000	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	166,016
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	53,232
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	125,558
274,000	6.150%, 04/25/13	283,592
135,000	6.400%, 08/28/17	146,846
90,000	6.875%, 04/25/18	100,704
	Morgan Stanley,
100,000	4.200%, 11/20/14	99,848
400,000	4.750%, 04/01/14	403,521
300,000	5.300%, 03/01/13	305,787
35,000	5.500%, 07/28/21	34,484
200,000	5.625%, 09/23/19	197,940
130,000	6.250%, 08/28/17	134,185
136,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	150,682

		4,571,692

	Commercial Banks — 2.1%
	Bank of Nova Scotia, (Canada),
100,000	2.550%, 01/12/17	103,899
82,000	3.400%, 01/22/15	86,440
	Barclays Bank plc, (United Kingdom),
106,000	3.900%, 04/07/15	109,799
100,000	5.200%, 07/10/14	105,359
150,000	6.050%, 12/04/17 (e)	151,566

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	BB&T Corp.,
50,000	3.375%, 09/25/13	51,435
60,000	3.850%, 07/27/12	60,137
100,000	3.950%, 04/29/16	108,855
50,000	4.900%, 06/30/17	54,901
50,000	5.700%, 04/30/14	54,258
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	76,452
	Credit Suisse, (Switzerland),
100,000	5.400%, 01/14/20	104,007
150,000	5.500%, 05/01/14	159,022
100,000	6.000%, 02/15/18	106,996
350,000	Glitnir Banki HF, (Iceland), 10/15/08 (d) (e) (f) (i)	93,625
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	104,573
111,000	4.125%, 08/12/20 (e)	115,696
100,000	KeyCorp, 6.500%, 05/14/13	104,744
	National Australia Bank Ltd., (Australia),
200,000	2.750%, 09/28/15 (e)	203,607
100,000	3.750%, 03/02/15 (e)	104,496
100,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	99,918
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	173,477
25,000	5.250%, 11/15/15	27,539
25,000	5.625%, 02/01/17	27,816
25,000	6.700%, 06/10/19	31,085
200,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	205,897
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	74,599
	U.S. Bancorp,
90,000	2.450%, 07/27/15	93,415
100,000	7.500%, 06/01/26	126,455
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	258,343
100,000	5.750%, 04/25/18	110,776
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	291,304
250,000	6.600%, 01/15/38	315,510
250,000	VAR, 0.798%, 03/15/16	239,886
	Wachovia Corp.,
250,000	5.500%, 05/01/13	259,770
50,000	5.750%, 02/01/18	59,142

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
200,000	Wells Fargo & Co., SUB, 3.676%, 06/15/16	212,880
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	69,052
121,000	4.875%, 11/19/19	131,030

		4,867,761

	Consumer Finance — 0.7%
50,000	American Express Co., 7.000%, 03/19/18	61,889
50,000	American Express Credit Corp., 7.300%, 08/20/13	53,458
	Capital One Financial Corp.,
100,000	6.750%, 09/15/17	118,643
185,000	7.375%, 05/23/14	203,225
200,000	Ford Motor Credit Co. LLC, 3.984%, 06/15/16 (e)	205,982
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,419
150,000	5.000%, 06/30/15	159,771
150,000	5.250%, 01/15/14	156,729
50,000	7.350%, 11/27/32	54,778
100,000	VAR, 0.717%, 01/15/14	98,895
	John Deere Capital Corp.,
42,000	3.150%, 10/15/21	43,681
20,000	4.500%, 04/03/13	20,606
100,000	SLM Corp., 5.375%, 01/15/13	101,874
	Toyota Motor Credit Corp.,
80,000	1.000%, 02/17/15	80,095
100,000	2.000%, 09/15/16	101,611
87,000	3.200%, 06/17/15	92,409

		1,567,065

	Diversified Financial Services — 2.1%
	Bank of America Corp.,
295,000	5.650%, 05/01/18	315,441
245,000	5.750%, 12/01/17	261,463
50,000	6.500%, 08/01/16	54,907
200,000	7.375%, 05/15/14	215,087
25,000	7.625%, 06/01/19	29,397
150,000	BP Capital Markets plc, (United Kingdom), 4.742%, 03/11/21	171,689
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	95,367
100,000	6.200%, 09/30/13	106,890
100,000	7.050%, 10/01/18	128,995
50,000	7.150%, 02/15/19	65,257

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
	Citigroup, Inc.,
22,000	4.500%, 01/14/22	22,723
150,000	4.700%, 05/29/15	156,586
62,000	4.750%, 05/19/15	65,078
300,000	5.000%, 09/15/14	307,520
36,000	5.375%, 08/09/20	38,902
285,000	6.000%, 08/15/17	312,188
150,000	6.010%, 01/15/15	161,163
55,000	6.500%, 08/19/13	57,627
100,000	8.125%, 07/15/39	133,450
45,000	8.500%, 05/22/19	55,576
	CME Group, Inc.,
30,000	5.400%, 08/01/13	31,472
70,000	5.750%, 02/15/14	75,469
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	88,656
45,000	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	47,869
	General Electric Capital Corp.,
200,000	4.750%, 09/15/14	214,489
100,000	5.250%, 10/19/12	101,400
190,000	5.500%, 01/08/20	217,462
400,000	5.625%, 05/01/18	459,816
100,000	5.875%, 01/14/38	114,800
115,000	5.900%, 05/13/14	124,918
200,000	6.750%, 03/15/32	247,637
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	130,846
100,000	MassMutual Global Funding II, 2.300%, 09/28/15 (e)	102,659
	National Rural Utilities Cooperative Finance Corp.,
50,000	2.625%, 09/16/12	50,197
50,000	10.375%, 11/01/18	72,449

		4,835,445

	Insurance — 1.1%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	39,156
	Aflac, Inc.,
25,000	6.450%, 08/15/40	28,945
20,000	8.500%, 05/15/19	26,108
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	62,425
130,000	American International Group, Inc., 4.250%, 05/15/13	132,595

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	Aon Corp.,
40,000	3.125%, 05/27/16	41,676
23,000	3.500%, 09/30/15	24,036
18,000	6.250%, 09/30/40	22,510
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	302,747
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	34,440
50,000	5.400%, 05/15/18	59,050
100,000	5.750%, 01/15/40	121,294
75,000	CNA Financial Corp., 5.875%, 08/15/20	82,474
20,000	Lincoln National Corp., 4.850%, 06/24/21	20,948
	Metropolitan Life Global Funding I,
100,000	1.700%, 06/29/15	100,075
220,000	2.500%, 01/11/13 (e)	222,058
175,000	3.650%, 06/14/18 (e)	185,341
100,000	5.200%, 09/18/13 (e)	104,803
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	98,676
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	263,024
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	105,499
	Principal Life Income Funding Trusts,
35,000	5.100%, 04/15/14	37,421
80,000	5.300%, 04/24/13	82,988
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	197,553
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	30,196

		2,426,038

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
75,000	5.875%, 09/15/20	77,628
100,000	6.650%, 01/15/18	108,278
92,000	HCP, Inc., 5.375%, 02/01/21	101,734
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,434
20,000	4.375%, 03/01/21	21,779
50,000	5.625%, 08/15/14	54,089
50,000	5.650%, 02/01/20	58,325
45,000	6.100%, 05/01/16	51,212
30,000	6.750%, 05/15/14	32,517
102,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	120,347

		634,343

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.1%
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	78,060
250,000	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	251,941

		330,001

	Total Financials	19,232,345

	Health Care — 0.2%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	27,504
100,000	5.150%, 11/15/41	104,392
40,000	5.700%, 02/01/19	47,129
82,000	5.750%, 03/15/40	91,332

		270,357

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,545

	Health Care Providers & Services — 0.0% (g)
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,848
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	15,333
9,000	7.000%, 02/15/19	11,174

		57,355

	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	38,165
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	53,262
80,000	Novartis Capital Corp., 4.125%, 02/10/14	84,455

		175,882

	Total Health Care	514,139

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	57,343
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,779
30,000	4.850%, 09/15/41	32,533
100,000	United Technologies Corp., 6.125%, 02/01/19	123,825

		247,480

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.1%
31,066	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	32,231
33,967	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	35,665
50,392	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	53,542

		121,438

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22 (e)	35,117
28,000	4.875%, 07/15/42 (e)	27,429
21,000	Republic Services, Inc., 3.550%, 06/01/22	21,227
43,000	Waste Management, Inc., 4.750%, 06/30/20	48,406

		132,179

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	23,266
44,000	Fluor Corp., 3.375%, 09/15/21	46,183

		69,449

	Industrial Conglomerates — 0.2%
44,000	Danaher Corp., 3.900%, 06/23/21	49,017
	General Electric Co.,
250,000	5.000%, 02/01/13	256,394
65,000	5.250%, 12/06/17	75,903
22,000	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	26,046
50,000	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	68,472
30,000	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	39,452

		515,284

	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	29,891

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
25,000	3.600%, 09/01/20	26,468
75,000	5.400%, 06/01/41	85,759
100,000	5.650%, 05/01/17	117,244
85,000	5.750%, 05/01/40	101,348
	CSX Corp.,
33,000	4.250%, 06/01/21	36,040
50,000	5.500%, 04/15/41	56,211
25,000	7.375%, 02/01/19	31,891

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — Continued
78,000	Norfolk Southern Corp., 6.000%, 05/23/11 †	92,435
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,874
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	48,756

		633,026

	Total Industrials	1,748,747

	Information Technology — 0.9%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	92,831
75,000	5.900%, 02/15/39	96,640

		189,471

	Computers & Peripherals — 0.4%
	Dell, Inc.,
128,000	3.100%, 04/01/16	135,557
25,000	7.100%, 04/15/28	31,446
	Hewlett-Packard Co.,
83,000	2.600%, 09/15/17	83,316
39,000	4.050%, 09/15/22	39,290
50,000	4.300%, 06/01/21	51,529
75,000	4.750%, 06/02/14	79,296
200,000	6.000%, 09/15/41	220,438
	International Business Machines Corp.,
169,000	4.000%, 06/20/42	176,656
50,000	6.220%, 08/01/27	65,340

		882,868

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
25,000	3.375%, 11/01/15	25,810
25,000	6.000%, 04/01/20	27,409
70,000	6.875%, 07/01/13	73,963

		127,182

	IT Services — 0.0% (g)
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	61,822

	Office Electronics — 0.1%
	Pitney Bowes, Inc.,
75,000	4.875%, 08/15/14	78,141
80,000	5.000%, 03/15/15	82,424
	Xerox Corp.,
17,000	4.500%, 05/15/21	17,641
35,000	5.625%, 12/15/19	39,446
50,000	6.750%, 02/01/17	58,137

		275,789

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	135,980

	Software — 0.1%
75,000	Microsoft Corp., 1.625%, 09/25/15	77,562
	Oracle Corp.,
50,000	5.250%, 01/15/16	57,327
50,000	5.750%, 04/15/18	60,665
100,000	6.500%, 04/15/38	136,446

		332,000

	Total Information Technology	2,005,112

	Materials — 0.4%
	Chemicals — 0.3%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	111,329
30,000	7.375%, 11/01/29	40,136
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	60,005
25,000	4.900%, 01/15/41	29,199
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	25,080
8,000	4.875%, 11/15/41	8,503
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	51,335
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,463
50,000	9.000%, 05/01/21	68,112
90,000	Praxair, Inc., 5.250%, 11/15/14	99,201
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	120,265
80,000	7.750%, 10/01/96	90,501

		720,129

	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	19,704

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
28,000	1.625%, 02/24/17	28,192
40,000	5.400%, 03/29/17	46,760
80,000	6.500%, 04/01/19	101,835
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	12,766
60,000	8.950%, 05/01/14	68,513

		258,066

	Total Materials	997,899

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.2%
7,000	AT&T Corp., 8.000%, 11/15/31	10,371
	AT&T, Inc.,
205,000	5.350%, 09/01/40	235,271
100,000	5.500%, 02/01/18	118,825
70,000	5.600%, 05/15/18	83,780
70,000	5.800%, 02/15/19	85,376
45,000	6.300%, 01/15/38	56,052
145,000	BellSouth Corp., 5.200%, 09/15/14	157,800
164,736	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	173,802
50,000	Centel Capital Corp., 9.000%, 10/15/19	58,220
	CenturyLink, Inc.,
90,000	6.450%, 06/15/21	93,652
60,000	7.600%, 09/15/39	57,943
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	97,162
35,000	France Telecom S.A., (France), 2.750%, 09/14/16	35,666
200,000	GTE Corp., 6.840%, 04/15/18	244,958
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	49,625
130,000	5.250%, 11/15/13	130,325
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	16,545
100,000	5.855%, 02/04/13	100,239
25,000	5.877%, 07/15/19	22,361
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	116,872
200,000	Verizon Global Funding Corp., 7.750%, 12/01/30	282,106
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	156,116
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	131,412
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	102,768

		2,617,247

	Wireless Telecommunication Services — 0.1%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	40,680
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	76,239
50,000	6.800%, 08/15/18	61,663
	Vodafone Group plc, (United Kingdom),
50,000	1.625%, 03/20/17	50,009
50,000	5.000%, 09/15/15	55,929

		284,520

	Total Telecommunication Services	2,901,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.4%
	Electric Utilities — 1.0%
62,000	Alabama Power Co., 6.125%, 05/15/38	82,415
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,288
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	105,295
25,000	5.300%, 01/15/19	30,008
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	107,000
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	48,756
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	44,603
75,000	5.100%, 04/15/18	88,653
75,000	5.625%, 11/30/12	76,515
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	81,074
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	78,487
29,000	5.750%, 10/01/41	30,188
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	72,538
30,000	5.950%, 02/01/38	39,854
25,000	Georgia Power Co., 5.950%, 02/01/39	32,169
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,332
50,000	Kansas City Power & Light Co., 5.300%, 10/01/41	55,103
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	45,222
25,000	Northern States Power Co., 6.250%, 06/01/36	34,046
40,000	Ohio Power Co., 6.050%, 05/01/18	47,837
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	35,858
25,000	7.000%, 09/01/22	30,367
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	25,390
75,000	5.625%, 11/30/17	89,957
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	105,352
35,000	Progress Energy, Inc., 4.400%, 01/15/21	38,913
37,000	PSEG Power LLC, 5.125%, 04/15/20	41,035
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	19,282
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	222,848

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	34,864
25,000	6.330%, 11/01/13	26,809
50,000	Southwestern Public Service Co., 8.750%, 12/01/18	67,469
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	59,498
50,000	8.000%, 10/01/19	64,053
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	142,590
50,000	5.400%, 04/30/18	59,868
70,000	5.950%, 09/15/17	85,036
70,000	6.350%, 11/30/37	95,298

		2,372,870

	Gas Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	38,177
30,000	4.450%, 04/15/13	30,767
96,000	5.875%, 03/15/41	122,530
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	23,229
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	29,257
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	100,000
	TransCanada PipeLines Ltd., (Canada),
50,000	4.000%, 06/15/13	51,578
50,000	6.500%, 08/15/18	62,162
50,000	7.125%, 01/15/19	63,987

		521,687

	Multi-Utilities — 0.1%
75,000	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	75,021
	Sempra Energy,
100,000	6.500%, 06/01/16	117,643
40,000	8.900%, 11/15/13	44,026

		236,690

	Water Utilities — 0.1%
100,000	American Water Capital Corp., 6.085%, 10/15/17	117,073

	Total Utilities	3,248,320

	Total Corporate Bonds (Cost $33,418,633)	36,045,958

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	79,068
200,000	2.950%, 02/05/15	211,004
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15	113,000

	Total Foreign Government Securities (Cost $375,719)	403,072

Mortgage Pass-Through Securities — 5.7%
	Federal Home Loan Mortgage Corp.,
90,298	ARM, 2.175%, 01/01/27	95,587
25,758	ARM, 2.349%, 04/01/30	27,268
142,922	ARM, 2.675%, 03/01/35	152,563
159,956	ARM, 2.861%, 04/01/34	170,661
57,259	ARM, 6.015%, 01/01/37	61,758
	Federal Home Loan Mortgage Corp. Gold Pool, Other,
1,000,000	3.500%, 06/01/42	1,052,748
500,000	4.000%, 06/01/42	539,844
125,951	7.000%, 07/01/29	138,604
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
40,017	4.500%, 08/01/18	43,571
42,990	5.000%, 12/01/13 - 04/01/14	44,766
12,289	5.500%, 03/01/14	13,237
3,594	6.000%, 04/01/14	3,809
191,520	6.500%, 06/01/14 - 02/01/19	205,543
14,887	7.000%, 01/01/17	15,011
1,728	8.500%, 11/01/15	1,735
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
44,541	6.000%, 12/01/22	49,049
84,160	6.500%, 11/01/22	94,236
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
158,001	5.500%, 10/01/33	176,172
359,058	6.000%, 04/01/26 - 02/01/39	395,102
517,045	6.500%, 11/01/25 - 11/01/34	590,601
108,621	7.000%, 04/01/35	128,508
7,635	8.500%, 07/01/28	9,380
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
30,654	10.000%, 01/01/20 - 09/01/20	36,275
966	12.000%, 07/01/19	1,072
	Federal National Mortgage Association,
2,448	ARM, 1.875%, 03/01/19	2,473
477,254	ARM, 2.273%, 01/01/35	507,016

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mortgage Pass-Through Securities — Continued
114,471	ARM, 2.277%, 07/01/33	121,727
152,205	ARM, 2.284%, 08/01/34	161,119
106,494	ARM, 2.407%, 04/01/33	112,762
100,156	ARM, 2.565%, 01/01/34	106,247
149,347	ARM, 2.570%, 10/01/34	158,792
36,062	ARM, 2.637%, 04/01/34	38,614
96,873	ARM, 2.720%, 05/01/35	101,900
6,489	ARM, 3.863%, 03/01/29	6,905
	Federal National Mortgage Association, 15 Year, Single Family,
172,709	3.500%, 09/01/18 - 05/01/19	182,381
29,278	4.000%, 07/01/18	31,366
189,830	4.500%, 03/01/23 - 05/01/23	203,635
26,207	5.000%, 06/01/18	28,625
226,527	5.500%, 04/01/22	247,721
216,048	6.000%, 04/01/13 - 09/01/22	237,244
64,526	6.500%, 05/01/13 - 08/01/20	71,102
11,627	8.000%, 11/01/12 - 01/01/16	12,205
	Federal National Mortgage Association, 20 Year, Single Family,
97,726	4.500%, 01/01/25	106,385
541,843	5.000%, 11/01/23	595,711
147,134	6.500%, 03/01/19 - 12/01/22	165,659
	Federal National Mortgage Association, 30 Year, FHA/VA,
47,494	8.500%, 10/01/26 - 06/01/30	51,560
82,287	9.000%, 04/01/25	99,772
	Federal National Mortgage Association, 30 Year, Single Family,
284,583	3.000%, 09/01/31	294,624
249,434	4.500%, 04/01/38 - 05/01/39	267,675
280,723	5.000%, 09/01/35	304,596
119,022	5.500%, 01/01/38 - 06/01/38	129,883
174,644	6.000%, 01/01/29 - 03/01/33	195,386
762,695	6.500%, 09/01/25 - 11/01/36	865,756
4,118	7.000%, 08/01/32	4,810
45,365	7.500%, 03/01/30 - 08/01/30	49,415
137,422	8.000%, 03/01/27 - 11/01/28	168,251
	Federal National Mortgage Association, Other,
500,000	4.000%, 07/01/42	539,868
487,108	4.130%, 07/01/20	546,742
322,339	5.500%, 09/01/33 - 04/01/38	348,427
128,852	6.000%, 09/01/28	142,978
218,834	6.500%, 10/01/35	246,438
4,233	7.500%, 02/01/13	4,264

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association II, 30 Year, Single Family,
4,494	7.500%, 12/20/26	5,416
87,326	8.000%, 11/20/26 - 01/20/27	106,353
3,220	8.500%, 05/20/25	3,950
584,249	Government National Mortgage Association II, Other, ARM, 2.125%, 07/20/34 - 09/20/34	605,916
11,597	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	12,153
	Government National Mortgage Association, 30 Year, Single Family,
188,568	6.000%, 05/15/37 - 10/15/38	212,049
182,831	6.500%, 03/15/28 - 12/15/38	209,860
41,468	7.000%, 12/15/25 - 06/15/33	49,374
22,101	7.500%, 05/15/23 - 09/15/28	25,529
25,242	8.000%, 09/15/22 - 10/15/27	30,627
7,493	9.000%, 11/15/24	8,333
228,399	9.500%, 10/15/24	265,059

	Total Mortgage Pass-Through Securities (Cost $12,183,026)	13,041,753

Municipal Bonds — 0.2%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33	151,046

	New York — 0.1%
30,000	New York State Dormitory Authority, Build America Bonds, Series D, Rev., 5.600%, 03/15/40	37,700
130,000	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	157,787

		195,487

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11 †	106,311

	Total Municipal Bonds (Cost $416,190)	452,844

Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $49,977)	51,735

U.S. Government Agency Securities — 12.0%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	36,332
125,000	5.125%, 10/18/16	147,215

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Government Agency Securities — Continued
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,431,713
195,000	2.750%, 03/13/14	202,911
150,000	5.000%, 02/13/17	177,542
	Federal National Mortgage Association STRIPS,
6,000,000	09/23/20	5,059,836
630,000	03/23/28	370,145
	Financing Corp., Principal STRIPS,
2,000,000	11/02/18	1,808,642
8,000,000	12/06/18	7,079,760
100,000	09/26/19	88,014
4,000,000	Residual Funding Corp. Principal STRIPS, 07/15/20	3,485,428
2,000,000	Resolution Funding Corp. Interest STRIPS, 01/15/20	1,767,324
33,000	Tennessee Valley Authority, 4.625%, 09/15/60	40,037
5,000,000	Tennessee Valley Authority STRIPS, 07/15/16	4,756,034

	Total U.S. Government Agency Securities (Cost $20,746,151)	27,450,933

U.S. Treasury Obligations — 21.4%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	550,653
150,000	4.500%, 02/15/36	201,469
75,000	4.500%, 05/15/38	101,449
50,000	4.750%, 02/15/37	69,695
230,000	5.000%, 05/15/37	331,919
50,000	5.375%, 02/15/31	72,859
200,000	6.125%, 11/15/27	302,219
50,000	6.250%, 05/15/30	78,922
10,000	6.375%, 08/15/27	15,402
150,000	6.750%, 08/15/26	235,266
80,000	7.250%, 08/15/22	122,237
250,000	8.000%, 11/15/21	392,461
	U.S. Treasury Bonds STRIPS,
600,000	11/15/14	594,634
1,750,000	02/15/15	1,730,171
500,000	05/15/15	493,507
180,000	08/15/15	177,262
4,715,000	11/15/15	4,630,333
3,300,000	02/15/16 (m)	3,228,687
1,615,000	05/15/16	1,575,042
1,925,000	08/15/16	1,871,568
3,050,000	11/15/16	2,953,650
825,000	02/15/17	796,427
3,625,000	08/15/17	3,470,695

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Obligations — Continued
2,900,000	11/15/17	2,766,446
150,000	02/15/18	142,375
280,000	02/15/19	260,149
100,000	05/15/19	92,343
400,000	08/15/19	367,210
250,000	02/15/20	225,777
2,653,000	05/15/20	2,378,173
350,000	08/15/20	311,498
100,000	11/15/20	88,284
550,000	05/15/21	476,727
100,000	08/15/21	85,959
300,000	11/15/21	255,714
10,000	11/15/24	7,606
100,000	05/15/26	71,716
50,000	08/15/26	35,519
250,000	11/15/26	175,813
600,000	02/15/27	418,135
175,000	05/15/27	120,867
100,000	08/15/27	68,429
400,000	11/15/27	271,159
50,000	08/15/28	33,073
100,000	11/15/28	65,580
250,000	08/15/29	159,877
100,000	11/15/29	63,437
725,000	02/15/30	456,042
50,000	08/15/30	30,957
50,000	11/15/30	30,700
75,000	05/15/31	45,156
100,000	02/15/32	58,579
100,000	05/15/32	58,073
400,000	11/15/32	228,126
325,000	05/15/33	182,007
100,000	08/15/33	55,470
200,000	11/15/33	109,960
225,000	02/15/34	122,542
100,000	05/15/34	54,000
150,000	02/15/35	78,716
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	148,718
300,000	3.625%, 04/15/28	658,389
	U.S. Treasury Inflation Indexed Notes,
200,000	0.500%, 04/15/15	220,471
170,000	1.375%, 07/15/18	207,080
	U.S. Treasury Notes,
300,000	0.375%, 10/31/12	300,223

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Obligations — Continued
125,000	1.375%, 11/30/18	127,851
400,000	1.375%, 12/31/18	408,938
150,000	1.750%, 10/31/18	156,949
400,000	2.250%, 07/31/18	430,594
742,000	3.125%, 05/15/19	843,329
200,000	3.250%, 12/31/16	222,750
250,000	3.500%, 05/15/20	292,109
300,000	3.875%, 02/15/13	306,844
500,000	4.000%, 11/15/12	507,090
500,000	4.750%, 08/15/17	599,804
10,000,000	U.S. Treasury Principal STRIPS, 05/15/20	9,007,630

	Total U.S. Treasury Obligations (Cost $41,595,502)	48,887,490

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.7%
	Investment Company — 3.7%
8,434,547	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $8,434,547)	8,434,547

	Total Investments — 100.4% (Cost $204,526,886)	228,922,916
	Liabilities in Excess of Other Assets — (0.4)%	(863,724)

	NET ASSETS — 100.0%	$228,059,192

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

ARM	— Adjustable Rate Mortgage
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA GMAC	— Federal Housing Administration — General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2012.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2012.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The portfolio owns fair valued securities with a value of $416,732 which amounts to 0.2% of total investments.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†	— Security matures in 2111.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$220,488,369
Investments in affiliates, at value	8,434,547

Total investment securities, at value	228,922,916
Receivables:
Investment securities sold	4,775
Portfolio shares sold	1,151,313
Interest from non-affiliates	1,007,187
Dividends from affiliates	1,123

Total Assets	231,087,314

LIABILITIES:
Payables:
Investment securities purchased	2,580,371
Portfolio shares redeemed	246,784
Accrued liabilities:
Investment advisory fees	73,614
Administration fees	12,321
Distribution fees	1,105
Custodian and accounting fees	15,611
Trustees’ and Chief Compliance Officer’s fees	77
Other	98,239

Total Liabilities	3,028,122

Net Assets	$228,059,192

NET ASSETS:
Paid-in-Capital	$205,292,916
Accumulated undistributed net investment income	5,064,424
Accumulated net realized gains (losses)	(6,694,178)
Net unrealized appreciation (depreciation)	24,396,030

Total Net Assets	$228,059,192

Net Assets:
Class 1	$222,259,267
Class 2	5,799,925

Total	$228,059,192

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	19,281,756
Class 2	505,114

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.53
Class 2	11.48

Cost of investments in non-affiliates	$196,092,339
Cost of investments in affiliates	8,434,547

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	25

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$5,765,976
Dividend income from affiliates	3,726

Total investment income	5,769,702

EXPENSES:
Investment advisory fees	450,300
Administration fees	98,030
Distribution fees – Class 2	4,231
Custodian and accounting fees	69,770
Professional fees	36,508
Trustees’ and Chief Compliance Officer’s fees	844
Printing and mailing costs	20,082
Transfer agent fees	3,184
Other	15,106

Total expenses	698,055

Less amounts waived	(20,247)

Net expenses	677,808

Net investment income (loss)	5,091,894

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(465,374)

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	2,213,918

Net realized/unrealized gains (losses)	1,748,544

Change in net assets resulting from operations	6,840,438

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,091,894	$11,303,358
Net realized gain (loss)	(465,374)	1,102,720
Change in net unrealized appreciation (depreciation)	2,213,918	4,832,982

Change in net assets resulting from operations	6,840,438	17,239,060

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(9,992,343)	(13,335,748)
Class 2
From net investment income	(135,209)	(1,059)

Total distributions to shareholders	(10,127,552)	(13,336,807)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,406,971	(22,659,824)

NET ASSETS:
Change in net assets	1,119,857	(18,757,571)
Beginning of period	226,939,335	245,696,906

End of period	$228,059,192	$226,939,335

Accumulated undistributed net investment income	$5,064,424	$11,277,317

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Core Bond Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$17,222,478	$29,889,689
Dividends and distributions reinvested	9,992,343	13,335,748
Cost of shares redeemed	(26,848,027)	(67,660,013)

Change in net assets from Class 1 capital transactions	$366,794	$(24,434,576)

Class 2
Proceeds from shares issued	$4,416,485	$1,773,774
Dividends and distributions reinvested	135,209	1,059
Cost of shares redeemed	(511,517)	(81)

Change in net assets from Class 2 capital transactions	$4,040,177	$1,774,752

Total change in net assets from capital transactions	$4,406,971	$(22,659,824)

SHARE TRANSACTIONS:
Class 1
Issued	1,481,219	2,599,514
Reinvested	877,291	1,213,444
Redeemed	(2,302,384)	(5,883,615)

Change in Class 1 Shares	56,126	(2,070,657)

Class 2
Issued	382,813	152,351
Reinvested	11,902	97
Redeemed	(43,749)	(7)

Change in Class 2 Shares	350,966	152,441

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2012 (Unaudited)	$11.71	$0.26	(e)	$0.10	$0.36	$(0.54)
Year Ended December 31, 2011	11.54	0.54	(e)	0.28	0.82	(0.65)
Year Ended December 31, 2010	10.99	0.57	(e)	0.42	0.99	(0.44)
Year Ended December 31, 2009	10.94	0.61	(e)	0.38	0.99	(0.94)
Year Ended December 31, 2008	11.41	0.56	(e)	(0.41)	0.15	(0.62)
Year Ended December 31, 2007	11.30	0.51	(e)	0.17	0.68	(0.57)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	11.68	0.24	(e)	0.10	0.34	(0.54)
Year Ended December 31, 2011	11.51	0.50	(e)	0.29	0.79	(0.62)
Year Ended December 31, 2010	10.97	0.54	(e)	0.42	0.96	(0.42)
Year Ended December 31, 2009	10.92	0.59	(e)	0.37	0.96	(0.91)
Year Ended December 31, 2008	11.38	0.54	(e)	(0.41)	0.13	(0.59)
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.53	3.10%	$222,259,267	0.60%	4.53%	0.62%	4%
11.71	7.46	225,138,765	0.59	4.74	0.61	9
11.54	9.24	245,677,262	0.60	5.06	0.62	10
10.99	9.65	263,558,623	0.59	5.63	0.67	17
10.94	1.31	145,805,357	0.60	5.04	0.63	3
11.41	6.21	191,761,981	0.60	4.62	0.65	4

11.48	2.92	5,799,925	0.85	4.22	0.87	4
11.68	7.21	1,800,570	0.84	4.33	0.84	9
11.51	8.97	19,644	0.85	4.80	0.88	10
10.97	9.32	18,033	0.84	5.47	0.92	17
10.92	1.15	16,490	0.85	4.83	0.87	3
11.38	5.93	16,391	0.85	4.36	0.91	4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,081,292	$302,321	$2,383,613
Collateralized Mortgage Obligations
Agency CMO	—	63,750,360	856,886	64,607,246
Non-Agency CMO	—	22,240,102	365,749	22,605,851

Total Collateralized Mortgage Obligations	—	85,990,462	1,222,635	87,213,097

Commercial Mortgage-Backed Securities	—	4,371,656	186,218	4,557,874
Corporate Bonds
Consumer Discretionary	—	2,611,261	—	2,611,261
Consumer Staples	—	1,436,826	—	1,436,826
Energy	—	1,349,542	—	1,349,542
Financials	—	19,138,720	93,625	19,232,345
Health Care	—	514,139	—	514,139
Industrials	—	1,627,309	121,438	1,748,747
Information Technology	—	2,005,112	—	2,005,112
Materials	—	997,899	—	997,899
Telecommunication Services	—	2,901,767	—	2,901,767
Utilities	—	3,248,320	—	3,248,320

Total Corporate Bonds	—	35,830,895	215,063	36,045,958

Foreign Government Securities	—	403,072	—	403,072
Mortgage Pass-Through Securities	—	13,041,753	—	13,041,753
Municipal Bonds	—	452,844	—	452,844
Supranational	—	51,735	—	51,735
U.S. Government Agency Securities	—	27,450,933	—	27,450,933
U.S. Treasury Obligations	—	48,887,490	—	48,887,490
Short-Term Investment
Investment Company	8,434,547	—	—	8,434,547

Total Investments in Securities	$8,434,547	$218,562,132	$1,926,237	$228,922,916

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Asset-Backed Securities	$216,362	$—	$1,868	$3	$—	$(51,941)	$136,029	$—	$302,321
Collateralized Mortgage Obligations
Agency CMO	—	—	1,952	(87)	—	(22,571)	877,592	—	856,886
Non-Agency CMO	189,888	—	1,210,418	(90,281)	—	(1,211,114)	266,838	—	365,749
Commercial Mortgage-Backed Securities	—	—	1,654	3	—	(53,594)	238,155	—	186,218
Corporate Bonds — Financials	293,044	(565,725)	589,688	—	—	(223,382)	—	—	93,625
Corporate Bonds — Industrials	—	—	6,894	—	—	(3,954)	118,498	—	121,438

Total	$699,294	$(565,725)	$1,812,474	$(90,362)	$—	$(1,566,556)	$1,637,112	$—	$1,926,237

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3) amounted to $1,225,411. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

The value and percentage of net assets of illiquid securities as of June 30, 2012 were $416,732 and 0.2%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreements were in effect for the six months ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the six months ended June 30, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$5,003	$11,824	$16,827

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 was $3,420.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$5,352,666	$15,858,971	$3,275,415	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$204,526,886	$27,025,252	$2,629,222	$24,396,030

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards expiring during the years indicated, which are available to offset future realized gains:

2015	2016	Total
$779,717	$5,440,874	$6,220,591	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenues Code Section 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,031.00	$3.03	0.60%
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class 2
Actual	1,000.00	1,029.20	4.29	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITCBP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	9.24%
S&P 500 Index**	9.49%

Net Assets as of 6/30/2012	$62,497,081

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) performed in line with the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2012. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the Benchmark finished the six months ended June 30, 2012 with a 9.49% gain.

The majority of sectors in the Benchmark produced positive returns during the six month period. The energy and consumer capital spending sectors were the worst performing sectors. The hardware and banks sectors produced the strongest returns.

HOW WAS THE PORTFOLIO POSITIONED?

Regardless of the market outlook, the Portfolio was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	4.4%
2.	Exxon Mobil Corp.	3.2
3.	Microsoft Corp.	1.8
4.	International Business Machines Corp.	1.8
5.	General Electric Co.	1.8
6.	AT&T, Inc.	1.7
7.	Chevron Corp.	1.7
8.	Johnson & Johnson	1.5
9.	Wells Fargo & Co.	1.4
10.	Coca-Cola Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.6%
Financials	14.2
Health Care	11.9
Consumer Staples	11.2
Consumer Discretionary	10.8
Energy	10.7
Industrials	10.3
Utilities	3.7
Materials	3.4
Telecommunication Services	3.2
Short-Term Investments	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	9.24%	4.92%	(0.13)%	4.92%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 10.8%
	Auto Components — 0.2%
573	BorgWarner, Inc. (a)	37,583
1,224	Goodyear Tire & Rubber Co. (The) (a)	14,456
3,403	Johnson Controls, Inc.	94,297

		146,336

	Automobiles — 0.4%
19,094	Ford Motor Co.	183,112
1,158	Harley-Davidson, Inc.	52,955

		236,067

	Distributors — 0.1%
780	Genuine Parts Co.	46,995

	Diversified Consumer Services — 0.1%
537	Apollo Group, Inc., Class A (a)	19,434
295	DeVry, Inc.	9,136
1,469	H&R Block, Inc.	23,475

		52,045

	Hotels, Restaurants & Leisure — 1.9%
2,267	Carnival Corp.	77,690
159	Chipotle Mexican Grill, Inc. (a)	60,412
644	Darden Restaurants, Inc.	32,606
1,477	International Game Technology	23,263
1,325	Marriott International, Inc., Class A	51,940
5,084	McDonald’s Corp.	450,086
3,795	Starbucks Corp.	202,349
989	Starwood Hotels & Resorts Worldwide, Inc.	52,457
730	Wyndham Worldwide Corp.	38,500
397	Wynn Resorts Ltd.	41,177
2,304	Yum! Brands, Inc.	148,424

		1,178,904

	Household Durables — 0.2%
1,402	D.R. Horton, Inc.	25,769
353	Harman International Industries, Inc.	13,979
701	Leggett & Platt, Inc.	14,812
814	Lennar Corp., Class A	25,161
1,450	Newell Rubbermaid, Inc.	26,303
1,689	PulteGroup, Inc. (a)	18,072
387	Whirlpool Corp.	23,669

		147,765

	Internet & Catalog Retail — 1.0%
1,803	Amazon.com, Inc. (a)	411,715
451	Expedia, Inc.	21,680
278	NetFlix, Inc. (a)	19,035
249	priceline.com, Inc. (a)	165,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
477	TripAdvisor, Inc. (a)	21,317

		639,212

	Leisure Equipment & Products — 0.1%
584	Hasbro, Inc.	19,780
1,704	Mattel, Inc.	55,278

		75,058

	Media — 3.4%
1,072	Cablevision Systems Corp., Class A	14,247
3,243	CBS Corp. (Non-Voting), Class B	106,306
13,489	Comcast Corp., Class A	431,243
3,277	DIRECTV, Class A (a)	159,983
1,276	Discovery Communications, Inc., Class A (a)	68,904
1,195	Gannett Co., Inc.	17,602
2,217	Interpublic Group of Cos., Inc. (The)	24,054
1,399	McGraw-Hill Cos., Inc. (The)	62,955
10,540	News Corp., Class A	234,937
1,364	Omnicom Group, Inc.	66,290
464	Scripps Networks Interactive, Inc., Class A	26,383
1,563	Time Warner Cable, Inc.	128,322
4,803	Time Warner, Inc.	184,916
2,641	Viacom, Inc., Class B	124,180
8,942	Walt Disney Co. (The)	433,687
24	Washington Post Co. (The), Class B	8,972

		2,092,981

	Multiline Retail — 0.8%
319	Big Lots, Inc. (a)	13,012
1,160	Dollar Tree, Inc. (a)	62,408
584	Family Dollar Stores, Inc.	38,824
733	J.C. Penney Co., Inc.	17,086
1,200	Kohl’s Corp.	54,588
2,067	Macy’s, Inc.	71,001
801	Nordstrom, Inc.	39,802
192	Sears Holdings Corp. (a)	11,462
3,308	Target Corp.	192,493

		500,676

	Specialty Retail — 2.0%
413	Abercrombie & Fitch Co., Class A	14,100
208	AutoNation, Inc. (a)	7,338
133	AutoZone, Inc. (a)	48,834
1,163	Bed Bath & Beyond, Inc. (a)	71,873
1,387	Best Buy Co., Inc.	29,072
1,142	CarMax, Inc. (a)	29,623
652	GameStop Corp., Class A	11,971
1,664	Gap, Inc. (The)	45,527

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
7,658	Home Depot, Inc. (The)	405,797
1,209	Limited Brands, Inc.	51,419
5,887	Lowe’s Cos., Inc.	167,426
631	O’Reilly Automotive, Inc. (a)	52,859
1,129	Ross Stores, Inc.	70,529
3,448	Staples, Inc.	44,996
634	Tiffany & Co.	33,570
3,707	TJX Cos., Inc.	159,142
558	Urban Outfitters, Inc. (a)	15,395

		1,259,471

	Textiles, Apparel & Luxury Goods — 0.6%
1,438	Coach, Inc.	84,094
260	Fossil, Inc. (a)	19,900
1,835	NIKE, Inc., Class B	161,076
325	Ralph Lauren Corp.	45,520
433	V.F. Corp.	57,784

		368,374

	Total Consumer Discretionary	6,743,884

	Consumer Staples — 11.1%
	Beverages — 2.8%
788	Beam, Inc.	49,242
497	Brown-Forman Corp., Class B	48,134
11,287	Coca-Cola Co. (The)	882,531
1,501	Coca-Cola Enterprises, Inc.	42,088
813	Constellation Brands, Inc., Class A (a)	22,000
1,060	Dr. Pepper Snapple Group, Inc.	46,375
786	Molson Coors Brewing Co., Class B	32,705
779	Monster Beverage Corp. (a)	55,465
7,825	PepsiCo, Inc.	552,915

		1,731,455

	Food & Staples Retailing — 2.4%
2,163	Costco Wholesale Corp.	205,485
6,411	CVS Caremark Corp.	299,586
2,807	Kroger Co. (The)	65,094
1,203	Safeway, Inc.	21,835
2,931	Sysco Corp.	87,373
4,316	Walgreen Co.	127,667
8,633	Wal-Mart Stores, Inc.	601,893
817	Whole Foods Market, Inc.	77,876

		1,486,809

	Food Products — 1.7%
3,295	Archer-Daniels-Midland Co.	97,268
885	Campbell Soup Co.	29,541
2,078	ConAgra Foods, Inc.	53,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
923	Dean Foods Co. (a)	15,719
3,239	General Mills, Inc.	124,831
1,600	H.J. Heinz Co.	87,008
761	Hershey Co. (The)	54,815
686	Hormel Foods Corp.	20,868
567	JM Smucker Co. (The)	42,820
1,234	Kellogg Co.	60,873
8,870	Kraft Foods, Inc., Class A	342,560
663	McCormick & Co., Inc. (Non-Voting)	40,211
1,020	Mead Johnson Nutrition Co.	82,120
1,445	Tyson Foods, Inc., Class A	27,209

		1,079,726

	Household Products — 2.1%
651	Clorox Co. (The)	47,171
2,388	Colgate-Palmolive Co.	248,591
1,962	Kimberly-Clark Corp.	164,357
13,709	Procter & Gamble Co. (The)	839,676

		1,299,795

	Personal Products — 0.1%
2,160	Avon Products, Inc.	35,014
1,128	Estee Lauder Cos., Inc. (The), Class A	61,047

		96,061

	Tobacco — 2.0%
10,181	Altria Group, Inc.	351,754
653	Lorillard, Inc.	86,163
8,533	Philip Morris International, Inc.	744,590
1,658	Reynolds American, Inc.	74,394

		1,256,901

	Total Consumer Staples	6,950,747

	Energy — 10.6%
	Energy Equipment & Services — 1.6%
2,194	Baker Hughes, Inc.	90,173
1,232	Cameron International Corp. (a)	52,619
348	Diamond Offshore Drilling, Inc.	20,577
1,196	FMC Technologies, Inc. (a)	46,919
4,618	Halliburton Co.	131,105
537	Helmerich & Payne, Inc.	23,349
1,452	Nabors Industries Ltd., (Bermuda) (a)	20,909
2,132	National Oilwell Varco, Inc.	137,386
1,263	Noble Corp., (Switzerland) (a)	41,085
621	Rowan Cos. plc, Class A (a)	20,077
6,672	Schlumberger Ltd.	433,080

		1,017,279

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 9.0%
1,102	Alpha Natural Resources, Inc. (a)	9,598
2,499	Anadarko Petroleum Corp.	165,434
1,955	Apache Corp.	171,825
1,050	Cabot Oil & Gas Corp.	41,370
3,314	Chesapeake Energy Corp.	61,640
9,872	Chevron Corp.	1,041,496
6,327	ConocoPhillips	353,553
1,138	CONSOL Energy, Inc.	34,413
1,954	Denbury Resources, Inc. (a)	29,525
2,023	Devon Energy Corp.	117,314
1,349	EOG Resources, Inc.	121,558
748	EQT Corp.	40,115
23,395	Exxon Mobil Corp.	2,001,910
1,521	Hess Corp.	66,087
2,527	Kinder Morgan, Inc.	81,420
3,529	Marathon Oil Corp.	90,236
1,705	Marathon Petroleum Corp.	76,589
971	Murphy Oil Corp.	48,832
674	Newfield Exploration Co. (a)	19,755
889	Noble Energy, Inc.	75,405
4,058	Occidental Petroleum Corp.	348,055
1,363	Peabody Energy Corp.	33,421
3,128	Phillips 66 (a)	103,975
615	Pioneer Natural Resources Co.	54,249
892	QEP Resources, Inc.	26,733
811	Range Resources Corp.	50,176
1,742	Southwestern Energy Co. (a)	55,622
3,266	Spectra Energy Corp.	94,910
530	Sunoco, Inc.	25,175
702	Tesoro Corp. (a)	17,522
2,766	Valero Energy Corp.	66,799
3,130	Williams Cos., Inc. (The)	90,207
994	WPX Energy, Inc. (a)	16,083

		5,631,002

	Total Energy	6,648,281

	Financials — 14.2%
	Capital Markets — 1.8%
1,094	Ameriprise Financial, Inc.	57,172
5,967	Bank of New York Mellon Corp. (The)	130,976
641	BlackRock, Inc.	108,855
5,414	Charles Schwab Corp. (The)	70,003
1,272	E*TRADE Financial Corp. (a)	10,227
464	Federated Investors, Inc., Class B	10,138
711	Franklin Resources, Inc.	78,914
2,461	Goldman Sachs Group, Inc. (The)	235,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
2,242	Invesco Ltd.	50,669
629	Legg Mason, Inc.	16,587
7,619	Morgan Stanley	111,161
1,206	Northern Trust Corp.	55,500
2,444	State Street Corp.	109,100
1,276	T. Rowe Price Group, Inc.	80,337

		1,125,551

	Commercial Banks — 2.9%
3,495	BB&T Corp.	107,821
984	Comerica, Inc.	30,219
4,603	Fifth Third Bancorp	61,680
1,264	First Horizon National Corp.	10,934
4,326	Huntington Bancshares, Inc.	27,686
4,769	KeyCorp	36,912
633	M&T Bank Corp.	52,267
2,646	PNC Financial Services Group, Inc.	161,697
7,067	Regions Financial Corp.	47,702
2,692	SunTrust Banks, Inc.	65,227
9,477	U.S. Bancorp	304,780
26,586	Wells Fargo & Co.	889,036
922	Zions Bancorp	17,905

		1,813,866

	Consumer Finance — 0.9%
5,010	American Express Co.	291,632
2,904	Capital One Financial Corp.	158,733
2,653	Discover Financial Services	91,741
2,440	SLM Corp.	38,332

		580,438

	Diversified Financial Services — 2.8%
53,917	Bank of America Corp.	441,041
14,670	Citigroup, Inc.	402,105
333	CME Group, Inc.	89,281
364	IntercontinentalExchange, Inc. (a)	49,497
19,046	JPMorgan Chase & Co. (q)	680,513
991	Leucadia National Corp.	21,078
989	Moody’s Corp.	36,148
612	NASDAQ OMX Group, Inc. (The)	13,874
1,271	NYSE Euronext	32,512

		1,766,049

	Insurance — 3.5%
1,694	ACE Ltd., (Switzerland)	125,576
2,340	Aflac, Inc.	99,661
2,458	Allstate Corp. (The)	86,251
3,200	American International Group, Inc. (a)	102,688

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,633	Aon plc, (United Kingdom)	76,392
429	Assurant, Inc.	14,946
8,798	Berkshire Hathaway, Inc., Class B (a)	733,137
1,351	Chubb Corp. (The)	98,380
812	Cincinnati Financial Corp.	30,913
2,459	Genworth Financial, Inc., Class A (a)	13,918
2,206	Hartford Financial Services Group, Inc.	38,892
1,428	Lincoln National Corp.	31,230
1,529	Loews Corp.	62,551
2,730	Marsh & McLennan Cos., Inc.	87,988
5,313	MetLife, Inc.	163,906
1,502	Principal Financial Group, Inc.	39,397
3,050	Progressive Corp. (The)	63,532
2,346	Prudential Financial, Inc.	113,617
493	Torchmark Corp.	24,921
1,946	Travelers Cos., Inc. (The)	124,233
1,430	Unum Group	27,356
1,559	XL Group plc, (Ireland)	32,801

		2,192,286

	Real Estate Investment Trusts (REITs) — 2.1%
1,974	American Tower Corp.	138,002
662	Apartment Investment & Management Co., Class A	17,894
477	AvalonBay Communities, Inc.	67,486
750	Boston Properties, Inc.	81,277
1,504	Equity Residential	93,789
2,099	HCP, Inc.	92,671
1,070	Health Care REIT, Inc.	62,381
3,594	Host Hotels & Resorts, Inc.	56,857
2,036	Kimco Realty Corp.	38,745
808	Plum Creek Timber Co., Inc.	32,078
2,303	Prologis, Inc.	76,529
712	Public Storage	102,820
1,516	Simon Property Group, Inc.	235,981
1,446	Ventas, Inc.	91,272
929	Vornado Realty Trust	78,017
2,689	Weyerhaeuser Co.	60,126

		1,325,925

	Real Estate Management & Development — 0.1%
1,641	CBRE Group, Inc., Class A (a)	26,847

	Thrifts & Mortgage Finance — 0.1%
2,642	Hudson City Bancorp, Inc.	16,830
1,781	People’s United Financial, Inc.	20,677

		37,507

	Total Financials	8,868,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 11.8%
	Biotechnology — 1.4%
961	Alexion Pharmaceuticals, Inc. (a)	95,427
3,891	Amgen, Inc.	284,199
1,199	Biogen Idec, Inc. (a)	173,111
2,204	Celgene Corp. (a)	141,409
3,789	Gilead Sciences, Inc. (a)	194,300

		888,446

	Health Care Equipment & Supplies — 1.8%
2,755	Baxter International, Inc.	146,428
1,014	Becton, Dickinson & Co.	75,796
7,151	Boston Scientific Corp. (a)	40,546
420	C.R. Bard, Inc.	45,125
1,110	CareFusion Corp. (a)	28,505
2,413	Covidien plc, (Ireland)	129,096
709	DENTSPLY International, Inc.	26,807
573	Edwards Lifesciences Corp. (a)	59,191
199	Intuitive Surgical, Inc. (a)	110,204
5,206	Medtronic, Inc.	201,628
1,570	St. Jude Medical, Inc.	62,659
1,620	Stryker Corp.	89,262
558	Varian Medical Systems, Inc. (a)	33,910
881	Zimmer Holdings, Inc.	56,701

		1,105,858

	Health Care Providers & Services — 2.0%
1,738	Aetna, Inc.	67,382
1,255	AmerisourceBergen Corp.	49,384
1,731	Cardinal Health, Inc.	72,702
1,442	Cigna Corp.	63,448
715	Coventry Health Care, Inc.	22,730
470	DaVita, Inc. (a)	46,159
4,030	Express Scripts Holding Co. (a)	224,995
816	Humana, Inc.	63,191
484	Laboratory Corp. of America Holdings (a)	44,823
1,178	McKesson Corp.	110,438
439	Patterson Cos., Inc.	15,132
794	Quest Diagnostics, Inc.	47,561
2,070	Tenet Healthcare Corp. (a)	10,847
5,190	UnitedHealth Group, Inc.	303,615
1,655	WellPoint, Inc.	105,572

		1,247,979

	Health Care Technology — 0.1%
733	Cerner Corp. (a)	60,590

	Life Sciences Tools & Services — 0.4%
1,739	Agilent Technologies, Inc.	68,238
893	Life Technologies Corp. (a)	40,176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
570	PerkinElmer, Inc.	14,706
1,838	Thermo Fisher Scientific, Inc.	95,411
445	Waters Corp. (a)	35,364

		253,895

	Pharmaceuticals — 6.1%
7,872	Abbott Laboratories	507,508
1,539	Allergan, Inc.	142,465
8,451	Bristol-Myers Squibb Co.	303,813
5,109	Eli Lilly & Co.	219,227
1,329	Forest Laboratories, Inc. (a)	46,502
826	Hospira, Inc. (a)	28,894
13,740	Johnson & Johnson	928,274
15,217	Merck & Co., Inc.	635,310
2,145	Mylan, Inc. (a)	45,839
467	Perrigo Co.	55,073
37,464	Pfizer, Inc.	861,672
637	Watson Pharmaceuticals, Inc. (a)	47,132

		3,821,709

	Total Health Care	7,378,477

	Industrials — 10.3%
	Aerospace & Defense — 2.5%
3,748	Boeing Co. (The)	278,476
1,804	General Dynamics Corp.	118,992
630	Goodrich Corp.	79,947
3,898	Honeywell International, Inc.	217,664
487	L-3 Communications Holdings, Inc.	36,043
1,332	Lockheed Martin Corp.	115,991
1,258	Northrop Grumman Corp.	80,248
727	Precision Castparts Corp.	119,584
1,668	Raytheon Co.	94,392
726	Rockwell Collins, Inc.	35,828
1,402	Textron, Inc.	34,868
4,560	United Technologies Corp.	344,417

		1,556,450

	Air Freight & Logistics — 1.0%
814	C.H. Robinson Worldwide, Inc.	47,643
1,063	Expeditors International of Washington, Inc.	41,191
1,578	FedEx Corp.	144,561
4,800	United Parcel Service, Inc., Class B	378,048

		611,443

	Airlines — 0.1%
3,841	Southwest Airlines Co.	35,414

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.0% (g)
1,787	Masco Corp.	24,786

	Commercial Services & Supplies — 0.4%
519	Avery Dennison Corp.	14,189
552	Cintas Corp.	21,313
857	Iron Mountain, Inc.	28,247
1,002	Pitney Bowes, Inc.	15,000
902	R.R. Donnelley & Sons Co.	10,617
1,574	Republic Services, Inc.	41,648
426	Stericycle, Inc. (a)	39,051
2,315	Waste Management, Inc.	77,321

		247,386

	Construction & Engineering — 0.1%
846	Fluor Corp.	41,742
646	Jacobs Engineering Group, Inc. (a)	24,457
1,066	Quanta Services, Inc. (a)	25,659

		91,858

	Electrical Equipment — 0.5%
796	Cooper Industries plc	54,271
3,670	Emerson Electric Co.	170,949
714	Rockwell Automation, Inc.	47,167
487	Roper Industries, Inc.	48,008

		320,395

	Industrial Conglomerates — 2.7%
3,472	3M Co.	311,091
2,877	Danaher Corp.	149,834
53,009	General Electric Co.	1,104,708
2,316	Tyco International Ltd., (Switzerland)	122,401

		1,688,034

	Machinery — 1.9%
3,264	Caterpillar, Inc.	277,146
962	Cummins, Inc.	93,227
1,990	Deere & Co.	160,931
919	Dover Corp.	49,268
1,689	Eaton Corp.	66,935
273	Flowserve Corp.	31,327
2,388	Illinois Tool Works, Inc.	126,301
1,495	Ingersoll-Rand plc, (Ireland)	63,059
530	Joy Global, Inc.	30,067
1,785	PACCAR, Inc.	69,954
579	Pall Corp.	31,735
756	Parker Hannifin Corp.	58,121
291	Snap-on, Inc.	18,115
855	Stanley Black & Decker, Inc.	55,028

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
928	Xylem, Inc.	23,358

		1,154,572

	Professional Services — 0.1%
239	Dun & Bradstreet Corp. (The)	17,010
602	Equifax, Inc.	28,053
715	Robert Half International, Inc.	20,427

		65,490

	Road & Rail — 0.8%
5,199	CSX Corp.	116,250
1,630	Norfolk Southern Corp.	116,985
257	Ryder System, Inc.	9,254
2,383	Union Pacific Corp.	284,316

		526,805

	Trading Companies & Distributors — 0.2%
1,478	Fastenal Co. (c)	59,578
305	W.W. Grainger, Inc.	58,328

		117,906

	Total Industrials	6,440,539

	Information Technology — 19.5%
	Communications Equipment — 1.8%
26,801	Cisco Systems, Inc.	460,173
397	F5 Networks, Inc. (a)	39,525
569	Harris Corp.	23,813
1,158	JDS Uniphase Corp. (a)	12,738
2,649	Juniper Networks, Inc. (a)	43,205
1,461	Motorola Solutions, Inc.	70,289
8,577	QUALCOMM, Inc.	477,567

		1,127,310

	Computers & Peripherals — 5.6%
4,678	Apple, Inc. (a)	2,731,952
7,438	Dell, Inc. (a)	93,124
10,505	EMC Corp. (a)	269,243
9,893	Hewlett-Packard Co.	198,948
356	Lexmark International, Inc., Class A	9,463
1,816	NetApp, Inc. (a)	57,785
1,219	SanDisk Corp. (a)	44,469
1,916	Seagate Technology plc, (Ireland)	47,383
1,171	Western Digital Corp. (a)	35,692

		3,488,059

	Electronic Equipment, Instruments & Components — 0.4%
811	Amphenol Corp., Class A	44,540
7,593	Corning, Inc.	98,178

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
771	FLIR Systems, Inc.	15,035
910	Jabil Circuit, Inc.	18,500
688	Molex, Inc.	16,471
2,139	TE Connectivity Ltd., (Switzerland)	68,255

		260,979

	Internet Software & Services — 1.8%
896	Akamai Technologies, Inc. (a)	28,448
5,750	eBay, Inc. (a)	241,557
1,272	Google, Inc., Class A (a)	737,849
790	VeriSign, Inc. (a)	34,420
6,097	Yahoo!, Inc. (a)	96,516

		1,138,790

	IT Services — 3.8%
3,224	Accenture plc, (Ireland), Class A	193,730
2,447	Automatic Data Processing, Inc.	136,200
1,523	Cognizant Technology Solutions Corp., Class A (a)	91,380
776	Computer Sciences Corp.	19,260
1,195	Fidelity National Information Services, Inc.	40,726
683	Fiserv, Inc. (a)	49,326
5,771	International Business Machines Corp.	1,128,692
531	MasterCard, Inc., Class A	228,389
1,614	Paychex, Inc.	50,696
1,384	SAIC, Inc.	16,774
844	Teradata Corp. (a)	60,777
804	Total System Services, Inc.	19,240
2,491	Visa, Inc., Class A	307,962
3,067	Western Union Co. (The)	51,648

		2,394,800

	Office Electronics — 0.1%
6,743	Xerox Corp.	53,067

	Semiconductors & Semiconductor Equipment — 2.3%
2,947	Advanced Micro Devices, Inc. (a)	16,886
1,614	Altera Corp.	54,618
1,493	Analog Devices, Inc.	56,241
6,413	Applied Materials, Inc.	73,493
2,481	Broadcom Corp., Class A (a)	83,858
295	First Solar, Inc. (a)	4,443
25,171	Intel Corp.	670,807
837	KLA-Tencor Corp.	41,222
1,008	Lam Research Corp. (a)	38,042
1,152	Linear Technology Corp.	36,092
2,846	LSI Corp. (a)	18,129
969	Microchip Technology, Inc.	32,055

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
4,951	Micron Technology, Inc. (a)	31,241
3,096	NVIDIA Corp. (a)	42,787
934	Teradyne, Inc. (a)	13,132
5,725	Texas Instruments, Inc.	164,250
1,320	Xilinx, Inc.	44,312

		1,421,608

	Software — 3.7%
2,482	Adobe Systems, Inc. (a)	80,342
1,150	Autodesk, Inc. (a)	40,239
806	BMC Software, Inc. (a)	34,400
1,771	CA, Inc.	47,976
932	Citrix Systems, Inc. (a)	78,232
1,590	Electronic Arts, Inc. (a)	19,637
1,469	Intuit, Inc.	87,185
37,407	Microsoft Corp.	1,144,280
19,415	Oracle Corp.	576,626
965	Red Hat, Inc. (a)	54,503
690	Salesforce.com, Inc. (a)	95,399
3,606	Symantec Corp. (a)	52,684

		2,311,503

	Total Information Technology	12,196,116

	Materials — 3.4%
	Chemicals — 2.3%
1,058	Air Products & Chemicals, Inc.	85,412
346	Airgas, Inc.	29,068
328	CF Industries Holdings, Inc.	63,547
5,981	Dow Chemical Co. (The)	188,402
4,688	E.I. du Pont de Nemours & Co.	237,072
690	Eastman Chemical Co.	34,755
1,462	Ecolab, Inc.	100,191
686	FMC Corp.	36,687
406	International Flavors & Fragrances, Inc.	22,249
2,669	Monsanto Co.	220,940
1,490	Mosaic Co. (The)	81,592
762	PPG Industries, Inc.	80,863
1,494	Praxair, Inc.	162,443
429	Sherwin-Williams Co. (The)	56,778
605	Sigma-Aldrich Corp.	44,728

		1,444,727

	Construction Materials — 0.1%
647	Vulcan Materials Co.	25,692

	Containers & Packaging — 0.1%
784	Ball Corp.	32,183
516	Bemis Co., Inc.	16,172

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
825	Owens-Illinois, Inc. (a)	15,815
971	Sealed Air Corp.	14,992

		79,162

	Metals & Mining — 0.7%
5,337	Alcoa, Inc.	46,699
536	Allegheny Technologies, Inc.	17,093
713	Cliffs Natural Resources, Inc.	35,144
4,749	Freeport-McMoRan Copper & Gold, Inc.	161,798
2,479	Newmont Mining Corp.	120,256
1,586	Nucor Corp.	60,109
412	Titanium Metals Corp.	4,660
720	United States Steel Corp.	14,832

		460,591

	Paper & Forest Products — 0.2%
2,187	International Paper Co.	63,226
862	MeadWestvaco Corp.	24,783

		88,009

	Total Materials	2,098,181

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.0%
29,333	AT&T, Inc.	1,046,015
3,108	CenturyLink, Inc.	122,735
4,995	Frontier Communications Corp.	19,131
14,214	Verizon Communications, Inc.	631,670
2,944	Windstream Corp.	28,439

		1,847,990

	Wireless Telecommunication Services — 0.2%
1,290	Crown Castle International Corp. (a)	75,671
1,472	MetroPCS Communications, Inc. (a)	8,906
15,003	Sprint Nextel Corp. (a)	48,910

		133,487

	Total Telecommunication Services	1,981,477

	Utilities — 3.7%
	Electric Utilities — 2.2%
2,423	American Electric Power Co., Inc.	96,678
6,695	Duke Energy Corp.	154,387
1,630	Edison International	75,306
886	Entergy Corp.	60,150
4,265	Exelon Corp.	160,449
2,092	FirstEnergy Corp.	102,905
2,087	NextEra Energy, Inc.	143,606
1,569	Northeast Utilities	60,893
1,142	Pepco Holdings, Inc.	22,349

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
548	Pinnacle West Capital Corp.	28,353
2,902	PPL Corp.	80,705
1,481	Progress Energy, Inc.	89,112
4,346	Southern Co. (The)	201,220
2,436	Xcel Energy, Inc.	69,207

		1,345,320

	Gas Utilities — 0.1%
587	AGL Resources, Inc.	22,746
1,040	ONEOK, Inc.	44,003

		66,749

	Independent Power Producers & Energy Traders — 0.1%
3,225	AES Corp. (The) (a)	41,377
1,139	NRG Energy, Inc. (a)	19,773

		61,150

	Multi-Utilities — 1.3%
1,214	Ameren Corp.	40,718
2,138	CenterPoint Energy, Inc.	44,192
1,302	CMS Energy Corp. (c)	30,597
1,465	Consolidated Edison, Inc.	91,108
2,859	Dominion Resources, Inc.	154,386
851	DTE Energy Co.	50,490
390	Integrys Energy Group, Inc.	22,179
1,421	NiSource, Inc.	35,170
2,113	PG&E Corp.	95,656
2,531	Public Service Enterprise Group, Inc.	82,257
582	SCANA Corp.	27,843
1,200	Sempra Energy	82,656
1,080	TECO Energy, Inc.	19,505

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
1,153	Wisconsin Energy Corp.	45,624

		822,381

	Total Utilities	2,295,600

	Total Common Stocks (Cost $47,593,381)	61,601,771

Short-Term Investments— 1.0%
	Investment Company — 0.9%
554,388	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m)	554,388

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
70,000	U.S. Treasury Bill, 0.067%, 08/09/12 (k) (n)	69,996

	Total Short-Term Investments (Cost $624,383)	624,384

SHARES
Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
30,002	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $30,002)	30,002

	Total Investments — 99.6% (Cost $48,247,766)	62,256,157
	Other Assets in Excess of Liabilities — 0.4%	240,924

	NET ASSETS — 100.0%	$62,497,081

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	E-mini S&P 500	09/21/12	$610,380	$19,298

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$60,991,254
Investments in affiliates, at value	1,264,903

Total investment securities, at value	62,256,157
Receivables:
Investment securities sold	54,940
Portfolio shares sold	326,276
Dividends from non-affiliates	80,270
Dividends from affiliates	82
Securities lending income	4
Variation margin on futures contracts	15,300
Due from Administrator	631
Prepaid expenses and other assets	3,710

Total Assets	62,737,370

LIABILITIES:
Payables:
Due to custodian	8,931
Investment securities purchased	100,823
Collateral for securities lending program	30,002
Portfolio shares redeemed	40,271
Accrued liabilities:
Investment advisory fees	10,510
Custodian and accounting fees	5,956
Trustees’ and Chief Compliance Officer’s fees	492
Printing and mailing costs	20,789
Audit fees	20,997
Other	1,518

Total Liabilities	240,289

Net Assets	$62,497,081

NET ASSETS:
Paid-in-Capital	$56,814,023
Accumulated undistributed net investment income	564,866
Accumulated net realized gains (losses)	(8,909,497)
Net unrealized appreciation (depreciation)	14,027,689

Total Net Assets	$62,497,081

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	5,330,520

Net Asset Value, offering and redemption price per share (a)	$11.72

Cost of investments in non-affiliates	$46,961,585
Cost of investments in affiliates	1,286,181
Value of securities on loan	30,520

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$686,009
Dividend income from affiliates	12,163
Interest income from non-affiliates	26
Income from securities lending (net)	87

Total investment income	698,285

EXPENSES:
Investment advisory fees	81,570
Administration fees	28,423
Custodian and accounting fees	21,162
Interest expense to affiliates	34
Professional fees	23,000
Trustees’ and Chief Compliance Officer’s fees	304
Printing and mailing costs	9,629
Transfer agent fees	1,082
Other	5,510

Total expenses	170,714

Less amounts waived	(40,744)

Net expenses	129,970

Net investment income (loss)	568,315

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,194,510
Investment in affiliates	42,212
Futures	27,324

Net realized gain (loss)	2,264,046

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,113,542
Investments in affiliates	22,296
Futures	8,550

Change in net unrealized appreciation (depreciation)	3,144,388

Net realized/unrealized gains (losses)	5,408,434

Change in net assets resulting from operations	$5,976,749

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$568,315	$1,213,672
Net realized gain (loss)	2,264,046	1,791,024
Change in net unrealized appreciation (depreciation)	3,144,388	(1,462,843)

Change in net assets resulting from operations	5,976,749	1,541,853

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,198,610)	(1,278,018)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,010,450	$3,282,256
Dividends and distributions reinvested	1,198,610	1,278,018
Cost of shares redeemed	(11,678,338)	(16,509,932)

Total change in net assets from capital transactions	$(9,469,278)	$(11,949,658)

NET ASSETS:
Change in net assets	(4,691,139)	(11,685,823)
Beginning of period	67,188,220	78,874,043

End of period	$62,497,081	$67,188,220

Accumulated undistributed net investment income	$564,866	$1,195,161

SHARE TRANSACTIONS:
Issued	86,874	315,176
Reinvested	102,096	113,300
Redeemed	(1,004,830)	(1,496,562)

Change in Shares	(815,860)	(1,068,086)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

Equity Index Portfolio
Six Months Ended June 30, 2012 (Unaudited)	$10.93	$0.10	(e)	$0.91		$1.01	$(0.22)
Year Ended December 31, 2011	10.93	0.19	(e)	—	(f)	0.19	(0.19)
Year Ended December 31, 2010	9.75	0.16	(e)	1.23		1.39	(0.21)
Year Ended December 31, 2009	7.93	0.20		1.83		2.03	(0.21)
Year Ended December 31, 2008	12.87	0.21	(e)	(4.93)		(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.72	9.24%	$62,497,081	0.40%	1.74%	0.52%	1%
10.93	1.71	67,188,220	0.40	1.69	0.50	4
10.93	14.41	78,874,043	0.40	1.67	0.60	11
9.75	26.44	82,015,865	0.40	2.25	0.62	13
7.93	(37.21)	74,329,183	0.40	1.95	0.52	12
12.87	5.10	132,032,146	0.40	1.56	0.53	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$62,186,161	$69,996	$—	$62,256,157

Appreciation in Other Financial Instruments
Futures Contracts	$19,298	$—	$—	$19,298

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/12
Investments in Securities
Common Stocks — Consumer Discretionary	$—	(a)	$(690)	$—	$—	$858	$(168)	$—	$—	$—
Preferred Stocks —Consumer Discretionary	—	(a)	(5)	—	—	23	(18)	—	—	—

Total	$—	(a)	$(695)	$—	$—	$881	$(186)	$—	$—	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action
(a)	Security has zero value.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3), amounted to zero.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

As of June 30, 2012, the Portfolio did not hold any restricted or illiquid securities.

C. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2012:

Futures Contracts:
Average Notional Balance Long	$842,780
Ending Notional Balance Long	610,380

D. Investment Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2012
Affiliate	Value at December 31, 2011	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
JPMorgan Chase & Co. (Common Stock)*	$739,247	$—	$123,242	$42,212	$11,640	19,046	$680,513
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	406,181	7,832,563	7,684,356	—	523	554,388	554,388
JPMorgan Prime Money Market Fund, Capital Shares**	99,122	30,483	99,603	—	66	30,002	30,002

Total	$1,244,550			$42,212	$12,229		$1,264,903

*	Security is included in an index in which the Portfolio, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Divided income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

E. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the six months ended June 30, 2012, the Portfolio earned $66 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
$30,520	$30,002	*	$30,002

*	Subsequent to June 30, 2012, additional collateral was received from the borrower.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $31. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The expense limitation agreements were in effect for six months ended June 30, 2012. The contractual expense limitation percentage above is in place until at least April 30, 2013.

For the six months ended June 30, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$26,589	$13,578	$40,167

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $577.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$637,997	$11,087,311

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government Securities.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$48,247,766	$17,491,970	$3,483,579	$14,008,391

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$1,848,440	$1,848,440

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,092.40	$2.08	0.40%
Hypothetical	1,000.00	1,022.87	2.01	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITEIP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	4.38%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	2.96%

Net Assets as of 6/30/2012	$30,865,857

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Early in the reporting period, aggressive measures taken by the European Central Bank in an attempt to curb the region’s debt crisis seemingly caused concerns about systemic risk to abate, which helped fuel investors’ appetite for risk and sparked a rally in international equities. Improving economic data in the U.S. and accommodative policies from many of the world’s central banks helped sustain the rally for much of the first quarter. However, concerns surrounding the debt crisis in Europe returned in the second quarter and triggered a decline in stock prices. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. In the end, the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) finished the six months ended June 30, 2012 with a 2.96% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection in the consumer discretionary and materials sectors was the main contributor to relative performance. The Portfolio’s stock selection in the financials and industrials sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions in Anheuser-Busch InBev N.V.,

WPP plc and Samsung Electronics Co., Ltd. Shares of Anheuser-Busch InBev N.V. increased as the company compensated for weakness in mature economies and escalating commodity costs, by paring expenses and raising prices in key beer-drinking markets such as the U.S. and Brazil. Shares of semiconductor, electronics and communications-equipment provider Samsung Electronics Co., Ltd. benefited as the company’s earnings were bolstered by robust sales for its smart phones. Shares of U.K. advertising company WPP plc advanced due to the company’s better-than-expected 2011 results and expectations that events such as the London Olympics and Presidential elections in the U.S. would boost revenue growth in 2012.

Individual detractors from relative performance included the Portfolio’s overweight positions versus the Benchmark in Man Group plc, Credit Suisse Group AG and Tesco plc. Shares of hedge fund manager Man Group plc declined due to investors’ concerns surrounding first-quarter client outflows and higher-than-expected costs. Shares of Switzerland-based financial company Credit Suisse Group AG declined amid concerns about the European sovereign debt crisis and a more stringent regulatory environment. Shares of U.K. grocery store operator Tesco plc declined as competitive pressures and a challenging domestic economic environment prompted the company to issue a profit warning.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.0%
2.	Vodafone Group plc (United Kingdom)	2.6
3.	Nestle S.A. (Switzerland)	2.5
4.	BHP Billiton Ltd. (Australia)	2.4
5.	HSBC Holdings plc (United Kingdom)	2.4
6.	BG Group plc (United Kingdom)	2.2
7.	Standard Chartered plc (United Kingdom)	2.2
8.	Total S.A. (France)	2.1
9.	GlaxoSmithKline plc (United Kingdom)	1.8
10.	Novartis AG (Switzerland)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.6%
Japan	17.8
France	12.7
Switzerland	11.3
Germany	8.3
Netherlands	4.5
China	3.5
Australia	3.3
Hong Kong	2.8
Belgium	1.7
Spain	1.6
South Korea	1.4
Ireland	1.3
Taiwan	1.1
Others (each less than 1.0%)	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Portfolio’s composition is subject to change.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	4.38%	(12.15)%	(4.77)%	4.34%
CLASS 2 SHARES	4/24/09	4.29	(12.34)	(4.92)	4.26

*	Not annualized

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of “regional” investing, which involves focusing investments in a particular geographic region or regions.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Australia — 3.3%
22,960	BHP Billiton Ltd. (m)	747,861
4,697	Rio Tinto Ltd. (m)	275,746

		1,023,607

	Belgium — 1.7%
6,550	Anheuser-Busch InBev N.V. (m)	516,410

	China — 3.4%
276,000	China Construction Bank Corp., Class H (m)	190,681
154,000	CNOOC Ltd. (m)	310,482
431,500	Industrial & Commercial Bank of China, Class H (m)	241,894
23,000	Ping An Insurance Group Co. of China Ltd., Class H (m)	185,975
41,200	Sands China Ltd. (m)	132,542

		1,061,574

	France — 12.6%
5,993	Accor S.A. (m)	187,805
22,449	AXA S.A. (m)	300,114
5,289	BNP Paribas S.A. (m)	203,916
3,245	Imerys S.A. (m)	165,432
6,010	Lafarge S.A. (m)	268,396
2,542	LVMH Moet Hennessy Louis Vuitton S.A. (m)	386,867
2,983	Pernod-Ricard S.A. (m)	318,979
2,030	PPR (m)	289,339
5,907	Sanofi (m)	447,165
4,662	Schneider Electric S.A. (m)	259,131
5,760	Societe Generale S.A. (a) (m)	135,070
2,650	Technip S.A. (m)	276,172
14,366	Total S.A. (m)	646,598

		3,884,984

	Germany — 6.4%
1,600	Allianz SE (m)	160,936
5,780	Bayer AG (m)	416,503
2,670	Fresenius Medical Care AG & Co. KGaA (m)	188,577
2,159	Linde AG (m)	336,244
7,198	SAP AG (m)	426,233
4,285	Siemens AG (m)	360,057
3,032	Symrise AG (m)	92,406

		1,980,956

	Hong Kong — 2.8%
114,000	Belle International Holdings Ltd. (m)	195,301
27,000	Cheung Kong Holdings Ltd. (m)	333,350
97,000	Hang Lung Properties Ltd. (m)	331,800

		860,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 0.3%
127,500	Astra International Tbk PT (m)	93,993

	Ireland — 1.3%
32,082	WPP plc (m)	389,467

	Israel — 0.9%
6,830	Teva Pharmaceutical Industries Ltd., ADR (m)	269,375

	Italy — 0.5%
113,366	Intesa Sanpaolo S.p.A. (m)	161,348

	Japan — 17.7%
10,600	Canon, Inc. (m)	423,052
5,100	Daikin Industries Ltd. (m)	143,628
3,300	East Japan Railway Co. (m)	207,211
1,800	FANUC Corp. (m)	295,886
15,000	Honda Motor Co., Ltd. (m)	523,433
13,000	Japan Tobacco, Inc. (m)	385,133
18,000	Komatsu Ltd. (m)	429,684
38,000	Kubota Corp. (m)	351,173
4,500	Makita Corp. (m)	157,858
20,000	Mitsubishi Corp. (m)	404,286
3,700	Murata Manufacturing Co., Ltd. (m)	194,622
3,600	Nidec Corp. (m)	273,722
6,000	Omron Corp. (m)	127,149
6,700	Shin-Etsu Chemical Co., Ltd. (m)	368,956
2,000	SMC Corp. (m)	346,756
22,900	Sumitomo Corp. (m)	320,412
10,200	Toyota Motor Corp. (m)	411,695
308	Yahoo! Japan Corp. (m)	99,719

		5,464,375

	Mexico — 0.7%
7,860	America Movil S.A.B. de C.V., Series L, ADR (m)	204,832

	Netherlands — 4.4%
2,414	Akzo Nobel N.V. (m)	113,614
48,943	ING Groep N.V. CVA (a) (m)	328,119
27,339	Royal Dutch Shell plc, Class A (m)	922,710

		1,364,443

	South Korea — 1.4%
390	Hyundai Mobis (m)	94,535
306	Samsung Electronics Co., Ltd. (m)	324,050

		418,585

	Spain — 1.6%
35,376	Banco Bilbao Vizcaya Argentaria S.A. (m)	252,633
2,359	Inditex S.A. (m)	243,838

		496,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 0.7%
10,830	Atlas Copco AB, Class A (m)	233,070

	Switzerland — 11.2%
16,460	ABB Ltd. (a) (m)	268,762
12,970	Credit Suisse Group AG (a) (m)	237,313
4,821	Holcim Ltd. (a) (m)	267,110
12,702	Nestle S.A. (m)	758,028
9,504	Novartis AG (m)	531,381
2,623	Roche Holding AG (m)	453,079
156	SGS S.A. (m)	292,495
22,299	Xstrata plc (m)	280,374
1,675	Zurich Insurance Group AG (a) (m)	378,758

		3,467,300

	Taiwan — 1.0%
23,167	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a) (m)	323,411

	United Kingdom — 25.5%
98,077	Barclays plc (m)	250,612
32,921	BG Group plc (m)	673,941
9,330	British American Tobacco plc (m)	474,337
15,380	Burberry Group plc (m)	320,224
61,169	Centrica plc (m)	305,843
23,823	GlaxoSmithKline plc (m)	541,116
84,166	HSBC Holdings plc (m)	744,623
45,669	ICAP plc (m)	241,737
11,041	Imperial Tobacco Group plc (m)	425,390

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
74,680	Man Group plc (m)	89,360
40,270	Marks & Spencer Group plc (m)	205,363
29,050	Meggitt plc (m)	175,783
36,241	Prudential plc (m)	420,215
7,918	Rio Tinto plc (m)	376,292
30,784	Standard Chartered plc (m)	668,720
72,478	Tesco plc (m)	352,230
14,740	Tullow Oil plc (m)	340,679
13,425	Unilever plc (m)	450,727
284,978	Vodafone Group plc (m)	801,003

		7,858,195

	Total Common Stocks (Cost $24,859,280)	30,072,847

Preferred Stocks — 1.9%
	Germany — 1.9%
3,180	Henkel AG & Co. KGaA (m)	211,298
2,270	Volkswagen AG (m)	359,631

	Total Preferred Stocks (Cost $430,007)	570,929

	Total Investments — 99.3% (Cost $25,289,287)	30,643,776
	Other Assets in Excess of Liabilities — 0.7%	222,081

	NET ASSETS — 100.0%	$30,865,857

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

Summary of Investments by Industry, June 30, 2012

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.4%
Commercial Banks	9.3
Pharmaceuticals	8.7
Machinery	5.9
Metals & Mining	5.5
Insurance	4.7
Automobiles	4.5
Tobacco	4.2
Food Products	3.9
Wireless Telecommunication Services	3.3
Chemicals	3.0
Beverages	2.7
Electrical Equipment	2.6
Trading Companies & Distributors	2.4
Textiles, Apparel & Luxury Goods	2.3
Construction Materials	2.3
Real Estate Management & Development	2.2
Semiconductors & Semiconductor Equipment	2.1
Capital Markets	1.9
Multiline Retail	1.6
Specialty Retail	1.4
Software	1.4
Office Electronics	1.4
Media	1.3
Industrial Conglomerates	1.2
Food & Staples Retailing	1.1
Diversified Financial Services	1.1
Electronic Equipment, Instruments & Components	1.1
Hotels, Restaurants & Leisure	1.0
Multi-Utilities	1.0
Professional Services	1.0
Others (each less than 1.0%)	4.5

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
(a)	— Non-income producing security
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. of the notes to financial statements are $29,846,158 which amounts to 97.4% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$30,643,776
Cash	127,184
Foreign currency, at value	9,104
Receivables:
Investment securities sold	207,399
Portfolio shares sold	5,430
Dividends from non-affiliates	108,879
Tax reclaims	47,031

Total Assets	31,148,803

LIABILITIES:
Payables:
Investment securities purchased	205,060
Portfolio shares redeemed	21,782
Accrued liabilities:
Investment advisory fees	13,628
Distribution fees	11
Custodian and accounting fees	10,503
Trustees’ and Chief Compliance Officer’s fees	92
Audit fees	24,025
Other	7,845

Total Liabilities	282,946

Net Assets	$30,865,857

NET ASSETS:
Paid-in-Capital	$27,706,356
Accumulated undistributed net investment income	519,855
Accumulated net realized gains (losses)	(2,712,456)
Net unrealized appreciation (depreciation)	5,352,102

Total Net Assets	$30,865,857

Net Assets:
Class 1	$30,812,296
Class 2	53,561

Total	$30,865,857

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,397,343
Class 2	5,842

Net Asset Value, offering and redemption price per share (a):
Class 1	$9.07
Class 2	9.17

Cost of investments in non-affiliates	$25,289,287
Cost of foreign currency	9,045

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$743,991
Dividend income from affiliates	41
Foreign taxes withheld	(55,904)

Total investment income	688,128

EXPENSES:
Investment advisory fees	97,897
Administration fees	14,213
Distribution fees — Class 2	68
Custodian and accounting fees	32,588
Professional fees	26,004
Trustees’ and Chief Compliance Officer’s fees	177
Printing and mailing costs	6,151
Transfer agent fees	2,699
Other	3,712

Total expenses	183,509

Less amounts waived	(15,442)

Net expenses	168,067

Net investment income (loss)	520,061

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	284,898
Foreign currency transactions	1,038

Net realized gain (loss)	285,936

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	642,596
Foreign currency translations	(597)

Change in net unrealized appreciation (depreciation)	641,999

Net realized/unrealized gains (losses)	927,935

Change in net assets resulting from operations	$1,447,996

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$520,061	$705,933
Net realized gain (loss)	285,936	634,463
Change in net unrealized appreciation (depreciation)	641,999	(5,181,156)

Change in net assets resulting from operations	1,447,996	(3,840,760)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(709,688)	(665,932)
Class 2
From net investment income	(1,044)	(887)

Total distributions to shareholders	(710,732)	(666,819)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,608,849)	(2,902,531)

NET ASSETS:
Change in net assets	(871,585)	(7,410,110)
Beginning of period	31,737,442	39,147,552

End of period	$30,865,857	$31,737,442

Accumulated undistributed net investment income	$519,855	$710,526

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,302,703	$4,466,275
Dividends and distributions reinvested	709,688	665,932
Cost of shares redeemed	(3,622,284)	(8,035,625)

Change in net assets from Class 1 capital transactions	$(1,609,893)	$(2,903,418)

Class 2
Dividends and distributions reinvested	$1,044	$887

Change in net assets from Class 2 capital transactions	$1,044	$887

Total change in net assets from capital transactions	$(1,608,849)	$(2,902,531)

SHARE TRANSACTIONS:
Class 1
Issued	138,431	476,082
Reinvested	75,100	63,302
Redeemed	(385,071)	(815,112)

Change in Class 1 Shares	(171,540)	(275,728)

Class 2
Reinvested	109	83

Change in Class 2 Shares	109	83

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Six Months Ended June 30, 2012 (Unaudited)	$8.88	$0.15	(f)	$0.25	$0.40	$(0.21)	$—	$(0.21)
Year Ended December 31, 2011	10.17	0.19	(f)	(1.30)	(1.11)	(0.18)	—	(0.18)
Year Ended December 31, 2010	9.54	0.15	(f)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(f)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	8.96	0.14	(f)	0.25	0.39	(0.18)	—	(0.18)
Year Ended December 31, 2011	10.26	0.17	(f)	(1.31)	(1.14)	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(f)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(f)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Includes interest expense of 0.02%.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.07	4.38%	$30,812,296	1.03%		3.19%		1.12%	4%
8.88	(11.19)	31,686,069	1.03		1.94		1.11	16
10.17	6.84	39,089,569	1.02		1.66		1.13	15
9.54	34.91	43,938,093	1.01		2.00	(g)	1.38	13
7.93	(41.35)	41,741,133	1.09		2.68		1.20	21
15.95	9.33	83,638,866	1.22	(h)	1.20		1.22	15

9.17	4.29	53,561	1.28		2.96		1.38	4
8.96	(11.38)	51,373	1.28		1.69		1.36	16
10.26	6.56	57,983	1.27		1.39		1.38	15
9.65	40.42	54,418	1.26		8.82	(g)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$30,643,776	$—	$30,643,776

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2012. The expense limitation percentages in the table above are in place until at least April 30, 2013.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

For the six months ended June 30, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$8,892	$6,493	$15,385

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 was $57.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,414,429	$3,269,247

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$25,289,287	$8,438,993	$3,084,504	$5,354,489

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$959,016	$1,725,939	*	$2,684,955

*	This amount includes $1,725,939 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2012, substantially all of the Portfolio’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of June 30, 2012, the Portfolio invested approximately 25.6% of its total investments in issuers in the United Kingdom.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Portfolio
Class 1
Actual	$1,000.00	$1,043.80	$5.23	1.03%
Hypothetical	1,000.00	1,019.74	5.17	1.03
Class 2
Actual	1,000.00	1,042.90	6.50	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28

*	Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITIEP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	10.49%
Russell 1000 Growth Index	10.08%

Net Assets as of 6/30/2012	$38,365,729

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

There was a portfolio management change during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

HOW DID THE MARKET PERFORM?

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the Russell 1000 Growth Index (the “Benchmark”) finished the six months ended June 30, 2012 with a 10.08% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection in the materials and consumer discretionary sectors was the main contributor to the Portfolio’s relative performance. The Portfolio’s stock selection in the information technology and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Expedia, Inc. and PPG Industries, Inc.

Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend.

Individual detractors from relative performance included the Portfolio’s positions in Amazon.com, Inc. and Ford Motor Co. Shares of online retailer Amazon.com, Inc. decreased following the announcement of the company’s lower-than-expected fourth-quarter revenue. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.2%
2.	Microsoft Corp.	4.7
3.	International Business Machines Corp.	4.3
4.	Philip Morris International, Inc.	3.2
5.	Home Depot, Inc. (The)	2.2
6.	Gilead Sciences, Inc.	2.1
7.	Wal-Mart Stores, Inc.	1.9
8.	McKesson Corp.	1.8
9.	priceline.com, Inc.	1.7
10.	Honeywell International, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.1%
Consumer Discretionary	16.1
Consumer Staples	12.8
Health Care	11.7
Industrials	11.1
Financials	5.1
Materials	4.5
Energy	4.3
Telecommunication Services	1.8
Short-Term Investment	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Portfolio’s composition is subject to change.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	10.49%	3.30%	1.73%	4.97%
CLASS 2 SHARES	8/16/06	10.32	3.07	1.47	4.82

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, the Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
	Consumer Discretionary — 16.0%
	Automobiles — 0.9%
37,500	Ford Motor Co.	359,625

	Diversified Consumer Services — 0.4%
4,500	H&R Block, Inc.	71,910
1,500	Weight Watchers International, Inc.	77,340

		149,250

	Hotels, Restaurants & Leisure — 3.5%
3,400	Bally Technologies, Inc. (a)	158,644
5,200	Brinker International, Inc.	165,724
11,300	Marriott International, Inc., Class A	442,960
3,300	Wyndham Worldwide Corp.	174,042
3,900	Wynn Resorts Ltd.	404,508

		1,345,878

	Household Durables — 0.8%
3,800	Jarden Corp.	159,676
15,700	PulteGroup, Inc. (a)	167,990

		327,666

	Internet & Catalog Retail — 2.2%
3,400	Expedia, Inc.	163,438
1,000	priceline.com, Inc. (a)	664,520

		827,958

	Leisure Equipment & Products — 0.5%
2,600	Mattel, Inc.	84,344
1,700	Polaris Industries, Inc.	121,516

		205,860

	Media — 3.3%
6,800	CBS Corp. (Non-Voting), Class B	222,904
7,100	DIRECTV, Class A (a)	346,622
10,700	Gannett Co., Inc.	157,611
1,800	Scripps Networks Interactive, Inc., Class A	102,348
1,100	Time Warner Cable, Inc.	90,310
7,000	Viacom, Inc., Class B	329,140

		1,248,935

	Multiline Retail — 1.3%
14,450	Macy’s, Inc.	496,358

	Specialty Retail — 2.7%
500	AutoZone, Inc. (a)	183,585
15,900	Home Depot, Inc. (The)	842,541

		1,026,126

	Textiles, Apparel & Luxury Goods — 0.4%
1,900	PVH Corp.	147,801

	Total Consumer Discretionary	6,135,457

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 12.8%
	Beverages — 2.7%
6,700	Coca-Cola Co. (The)	523,873
5,400	Coca-Cola Enterprises, Inc.	151,416
7,400	Constellation Brands, Inc., Class A (a)	200,244
2,000	Monster Beverage Corp. (a)	142,400

		1,017,933

	Food & Staples Retailing — 3.1%
5,300	CVS Caremark Corp.	247,669
9,300	Kroger Co. (The)	215,667
10,350	Wal-Mart Stores, Inc.	721,602

		1,184,938

	Food Products — 2.3%
12,200	Archer-Daniels-Midland Co.	360,144
1,100	Bunge Ltd.	69,014
4,600	Campbell Soup Co.	153,548
5,700	ConAgra Foods, Inc.	147,801
7,900	Tyson Foods, Inc., Class A	148,757

		879,264

	Household Products — 1.6%
7,200	Kimberly-Clark Corp.	603,144

	Tobacco — 3.1%
13,800	Philip Morris International, Inc.	1,204,188

	Total Consumer Staples	4,889,467

	Energy — 4.3%
	Energy Equipment & Services — 0.5%
2,900	National Oilwell Varco, Inc.	186,876

	Oil, Gas & Consumable Fuels — 3.8%
3,734	Chevron Corp.	393,937
4,000	Energy XXI Bermuda Ltd., (Bermuda)	125,160
5,500	Exxon Mobil Corp.	470,635
14,200	Marathon Oil Corp.	363,094
900	Marathon Petroleum Corp.	40,428
1,400	Phillips 66 (a)	46,536

		1,439,790

	Total Energy	1,626,666

	Financials — 5.0%
	Capital Markets — 0.5%
3,600	Ameriprise Financial, Inc.	188,136

	Commercial Banks — 0.6%
6,700	Wells Fargo & Co.	224,048

	Consumer Finance — 1.6%
17,600	Discover Financial Services	608,608

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.2%
3,600	Citigroup, Inc.	98,676

	Insurance — 0.3%
3,900	Validus Holdings Ltd., (Bermuda)	124,917

	Real Estate Investment Trusts (REITs) — 1.8%
8,000	CBL & Associates Properties, Inc.	156,320
5,000	Hospitality Properties Trust	123,850
2,400	Host Hotels & Resorts, Inc.	37,968
3,200	LaSalle Hotel Properties	93,248
4,400	Ventas, Inc.	277,728

		689,114

	Total Financials	1,933,499

	Health Care — 11.6%
	Biotechnology — 4.5%
4,850	Amgen, Inc.	354,244
5,000	Celgene Corp. (a)	320,800
15,700	Gilead Sciences, Inc. (a)	805,096
4,400	Vertex Pharmaceuticals, Inc. (a)	246,048

		1,726,188

	Health Care Equipment & Supplies — 1.8%
5,900	Baxter International, Inc.	313,585
6,400	Covidien plc, (Ireland)	342,400
1,700	Hill-Rom Holdings, Inc.	52,445

		708,430

	Health Care Providers & Services — 3.3%
2,600	Humana, Inc.	201,344
7,300	McKesson Corp.	684,375
6,400	UnitedHealth Group, Inc.	374,400

		1,260,119

	Pharmaceuticals — 2.0%
26,700	Pfizer, Inc.	614,100
8,350	Warner Chilcott plc, (Ireland), Class A (a)	149,632

		763,732

	Total Health Care	4,458,469

	Industrials — 11.1%
	Aerospace & Defense — 3.1%
7,700	General Dynamics Corp.	507,892
11,800	Honeywell International, Inc.	658,912

		1,166,804

	Airlines — 0.7%
3,000	Alaska Air Group, Inc. (a)	107,700
4,800	Delta Air Lines, Inc. (a)	52,560
4,500	United Continental Holdings, Inc. (a)	109,485

		269,745

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.4%
14,000	R.R. Donnelley & Sons Co.	164,780

	Construction & Engineering — 0.4%
3,600	Chicago Bridge & Iron Co. N.V., (Netherlands)	136,656

	Industrial Conglomerates — 1.2%
8,900	Tyco International Ltd., (Switzerland)	470,365

	Machinery — 3.5%
15,100	Ingersoll-Rand plc, (Ireland)	636,918
7,200	Parker Hannifin Corp.	553,536
2,500	Stanley Black & Decker, Inc.	160,900

		1,351,354

	Professional Services — 0.4%
2,200	Dun & Bradstreet Corp. (The)	156,574

	Road & Rail — 1.4%
14,600	CSX Corp.	326,456
1,700	Union Pacific Corp.	202,827

		529,283

	Total Industrials	4,245,561

	Information Technology — 29.9%
	Communications Equipment — 1.2%
30,700	Brocade Communications Systems, Inc. (a)	151,351
6,000	QUALCOMM, Inc.	334,080

		485,431

	Computers & Peripherals — 9.4%
6,005	Apple, Inc. (a)	3,506,919
2,600	Diebold, Inc.	95,966

		3,602,885

	Electronic Equipment, Instruments & Components — 0.2%
8,500	Vishay Intertechnology, Inc. (a)	80,155

	Internet Software & Services — 0.9%
2,000	Facebook, Inc., Class A (a)	62,240
500	Google, Inc., Class A (a)	290,035

		352,275

	IT Services — 7.6%
1,350	Alliance Data Systems Corp. (a)	182,250
3,900	FleetCor Technologies, Inc. (a)	136,656
8,350	International Business Machines Corp.	1,633,093
4,700	NeuStar, Inc., Class A (a)	156,980
3,500	Visa, Inc., Class A	432,705
22,000	Western Union Co. (The)	370,480

		2,912,164

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.2%
17,300	Altera Corp.	585,432
7,400	Broadcom Corp., Class A (a)	250,120
9,500	Freescale Semiconductor Ltd. (a) (c)	97,375
4,900	Intel Corp.	130,585
2,300	Lam Research Corp. (a)	86,802
2,600	Texas Instruments, Inc.	74,594

		1,224,908

	Software — 7.4%
4,000	BMC Software, Inc. (a)	170,720
58,800	Microsoft Corp.	1,798,692
18,540	Oracle Corp.	550,638
21,000	Symantec Corp. (a)	306,810

		2,826,860

	Total Information Technology	11,484,678

	Materials — 4.4%
	Chemicals — 4.2%
2,600	CF Industries Holdings, Inc.	503,724
4,400	LyondellBasell Industries N.V., (Netherlands), Class A	177,188
5,900	Monsanto Co.	488,402
4,300	PPG Industries, Inc.	456,316

		1,625,630

	Metals & Mining — 0.2%
2,200	Freeport-McMoRan Copper & Gold, Inc.	74,954

	Total Materials	1,700,584

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
13,902	CenturyLink, Inc.	548,990
6,000	tw telecom, inc. (a)	153,960

	Total Telecommunication Services	702,950

	Total Common Stocks (Cost $32,421,100)	37,177,331

Short-Term Investment — 2.5%
	Investment Company — 2.5%
969,234	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $969,234)	969,234

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
33,000	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $33,000)	33,000

	Total Investments — 99.5% (Cost $33,423,334)	38,179,565
	Other Assets in Excess of Liabilities — 0.5%	186,164

	NET ASSETS — 100.0%	$38,365,729

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
15	E-mini S&P 500	09/21/12	$1,017,300	$25,955

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$37,177,331
Investments in affiliates, at value	1,002,234

Total investment securities, at value	38,179,565
Deposits at broker for futures contracts	125,000
Receivables:
Investment securities sold	110,363
Portfolio shares sold	197,417
Dividends from non-affiliates	37,579
Dividends from affiliates	63
Securities lending income	7
Variation margin on futures contracts	25,500

Total Assets	38,675,494

LIABILITIES:
Payables:
Investment securities purchased	177,418
Collateral for securities lending program	33,000
Portfolio shares redeemed	37,408
Accrued liabilities:
Investment advisory fees	18,986
Distribution fees	4
Custodian and accounting fees	5,020
Trustees’ and Chief Compliance Officer’s fees	279
Printing and mailing costs	16,231
Audit fees	21,315
Other	104

Total Liabilities	309,765

Net Assets	$38,365,729

NET ASSETS:
Paid-in-Capital	$54,139,582
Accumulated undistributed net investment income	136,728
Accumulated net realized gains (losses)	(20,692,767)
Net unrealized appreciation (depreciation)	4,782,186

Total Net Assets	$38,365,729

Net Assets:
Class 1	$38,347,100
Class 2	18,629

Total	$38,365,729

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,293,670
Class 2	1,115

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.72
Class 2	16.70

Cost of investments in non-affiliates	$32,421,100
Cost of investments in affiliates	1,002,234
Value of securities on loan	33,825

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$319,926
Dividend income from affiliates	671
Income from securities lending (net)	80

Total investment income	320,677

EXPENSES:
Investment advisory fees	128,445
Administration fees	17,211
Distribution fees — Class 2	23
Custodian and accounting fees	14,290
Professional fees	23,383
Trustees’ and Chief Compliance Officer’s fees	16
Printing and mailing costs	7,215
Transfer agent fees	2,119
Other	4,029

Total expenses	196,731

Less amounts waived	(19,741)

Net expenses	176,990

Net investment income (loss)	143,687

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,496,595
Futures	41,583

Net realized gain (loss)	1,538,178

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,288,626
Futures	13,841

Change in net unrealized appreciation (depreciation)	2,302,467

Net realized/unrealized gains (losses)	3,840,645

Change in net assets resulting from operations	$3,984,332

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$143,687	$279,635
Net realized gain (loss)	1,538,178	5,788,820
Change in net unrealized appreciation (depreciation)	2,302,467	(5,071,699)

Change in net assets resulting from operations	3,984,332	996,756

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(279,331)	(436,013)
Class 2
From net investment income	(90)	(136)

Total distributions to shareholders	(279,421)	(436,149)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,325,207)	(8,117,304)

NET ASSETS:
Change in net assets	379,704	(7,556,697)
Beginning of period	37,986,025	45,542,722

End of period	$38,365,729	$37,986,025

Accumulated undistributed net investment income	$136,728	$272,462

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,285,554	$1,718,322
Dividends and distributions reinvested	279,331	436,013
Cost of shares redeemed	(4,890,182)	(10,271,775)

Change in net assets from Class 1 capital transactions	$(3,325,297)	$(8,117,440)

Class 2
Dividends and distributions reinvested	90	136

Change in net assets from Class 2 capital transactions	$90	$136

Total change in net assets from capital transactions	$(3,325,207)	$(8,117,304)

SHARE TRANSACTIONS:
Class 1
Issued	77,807	113,963
Reinvested	16,568	27,422
Redeemed	(291,996)	(657,967)

Change in Class 1 Shares	(197,621)	(516,582)

Class 2
Reinvested	5	8

Change in Class 2 Shares	5	8

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Six Months Ended June 30, 2012 (Unaudited)	$15.24	$0.06	(e)	$1.54		$1.60	$(0.12)
Year Ended December 31, 2011	15.14	0.10	(e)	0.16	(f)	0.26	(0.16)
Year Ended December 31, 2010	13.13	0.13	(e)	2.01		2.14	(0.13)
Year Ended December 31, 2009	9.86	0.12		3.23		3.35	(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47)		(6.38)	(0.13)
Year Ended December 31, 2007	14.70	0.08	(e)	1.62		1.70	(0.03)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	15.21	0.04	(e)	1.53		1.57	(0.08)
Year Ended December 31, 2011	15.11	0.07	(e)	0.15	(f)	0.22	(0.12)
Year Ended December 31, 2010	13.12	0.10	(e)	1.99		2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08		3.25		3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44)		(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(e)	1.61		1.65	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.09 and $0.08, and the return would have been 1.18% and 0.97% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.72	10.49%	$38,347,100	0.89%	0.73%	0.99%	41%
15.24	1.65 (f)	37,969,142	0.89	0.67	1.00	121
15.14	16.33	45,426,077	0.90	0.95	1.02	126
13.13	34.32	50,786,376	0.90	0.96	1.07	134
9.86	(39.22)	46,462,195	0.90	0.54	0.94	132
16.37	11.55	97,736,451	0.88	0.51	0.90	137

16.70	10.32	18,629	1.14	0.48	1.24	41
15.21	1.44 (f)	16,883	1.15	0.43	1.25	121
15.11	15.96	16,645	1.15	0.72	1.27	126
13.12	34.03	14,354	1.15	0.70	1.32	134
9.84	(39.36)	10,713	1.15	0.30	1.19	132
16.33	11.25	17,750	1.14	0.22	1.16	137

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to provide long-term capital growth.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3— significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$38,179,565	$—	$—	$38,179,565

Appreciation in Other Financial Instruments
Futures Contracts	$25,955	$—	$—	$25,955

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2012:

Futures Contracts:
Average Notional Balance Long	$833,060
Ending Notional Balance Long	1,017,300

C. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the six months ended June 30, 2012, the Portfolio earned $53 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
$33,825	$33,000	*	$33,000
*	Subsequent to June 30, 2012 additional collateral was received from the borrower.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $25. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the six months ended June 30, 2012, the Advisor contractually waived fees for the Portfolio in the amount of $18,861. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $880.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$15,719,177	$18,592,383

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$33,423,334	$5,513,685	$757,454	$4,756,231

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2013	2016	2017	Total
$4,697,466	$5,636,634	$11,650,439	$21,984,539

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Portfolio
Class 1
Actual	$1,000.00	$1,104.90	$4.66	0.89%
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class 2
Actual	1,000.00	1,103.20	5.96	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITIGP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	7.87%
Russell Midcap Index	7.97%

Net Assets as of 6/30/2012	$31,340,711

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities with intermediate capitalizations.

There was a portfolio management change during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

HOW DID THE MARKET PERFORM?

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the Russell Midcap Index (the “Benchmark”) finished the six months ended June 30, 2012 with a 7.97% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection in the health services and systems and retail sectors was the main detractor from relative performance. The Portfolio’s stock selection in the basic materials and finance sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in KBR, Inc. and Tempur-Pedic International, Inc. Shares of KBR, Inc., a construction services com-

pany, declined after it announced changes to its management team. Shares of Tempur-Pedic International, Inc., which sells mattresses, declined after the company announced disappointing expectations for its second-quarter earnings.

Individual contributors to relative performance included the Portfolio’s positions in Wyndham Worldwide Corp. and PPG Industries, Inc. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly dividend. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.1
3.	Discover Financial Services	2.0
4.	Constellation Brands, Inc., Class A	1.8
5.	PPG Industries, Inc.	1.6
6.	Wyndham Worldwide Corp.	1.6
7.	Alliance Data Systems Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.5
9.	CA, Inc.	1.5
10.	NCR Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Consumer Discretionary	15.9
Information Technology	15.0
Health Care	11.1
Industrials	10.1
Consumer Staples	7.5
Utilities	7.1
Materials	5.7
Energy	5.5
Others (each less than 1.0%)	0.8
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Portfolio’s composition is subject to change.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	7.87%	(4.07)%	(0.36)%	6.50%
CLASS 2 SHARES	8/16/06	7.76	(4.30)	(0.60)	6.35

*	Not Annualized.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 16.0%
	Auto Components — 0.5%
900	Delphi Automotive plc, (United Kingdom) (a)	22,950
700	Lear Corp.	26,411
2,700	TRW Automotive Holdings Corp. (a)	99,252

		148,613

	Automobiles — 0.1%
600	Harley-Davidson, Inc.	27,438

	Distributors — 0.5%
300	Genuine Parts Co.	18,075
4,000	LKQ Corp. (a)	133,600

		151,675

	Diversified Consumer Services — 1.5%
2,200	Apollo Group, Inc., Class A (a)	79,618
2,000	ITT Educational Services, Inc. (a)	121,500
21,800	Service Corp. International	269,666

		470,784

	Hotels, Restaurants & Leisure — 2.2%
6,000	Brinker International, Inc.	191,220
9,300	Wyndham Worldwide Corp.	490,482

		681,702

	Household Durables — 2.0%
3,550	Garmin Ltd., (Switzerland)	135,930
5,450	Leggett & Platt, Inc.	115,158
29,600	PulteGroup, Inc. (a)	316,720
1,500	Tempur-Pedic International, Inc. (a)	35,085
300	Tupperware Brands Corp.	16,428

		619,321

	Internet & Catalog Retail — 0.5%
1,600	Expedia, Inc.	76,912
100	priceline.com, Inc. (a)	66,452

		143,364

	Leisure Equipment & Products — 0.1%
1,300	Mattel, Inc.	42,172

	Media — 2.4%
14,100	CBS Corp. (Non-Voting), Class B	462,198
5,250	DISH Network Corp., Class A	149,887
5,400	Lamar Advertising Co., Class A (a)	154,440

		766,525

	Multiline Retail — 2.7%
250	Big Lots, Inc. (a)	10,198
1,600	Dillard’s, Inc., Class A	101,888
1,400	Dollar Tree, Inc. (a)	75,320

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
19,100	Macy’s, Inc.	656,085

		843,491

	Specialty Retail — 3.1%
700	AutoZone, Inc. (a)	257,019
3,400	Foot Locker, Inc.	103,972
6,200	GameStop Corp., Class A	113,832
1,900	O’Reilly Automotive, Inc. (a)	159,163
2,200	Ross Stores, Inc.	137,434
3,100	TJX Cos., Inc.	133,083
2,800	Urban Outfitters, Inc. (a)	77,252

		981,755

	Textiles, Apparel & Luxury Goods — 0.4%
400	Carter’s, Inc. (a)	21,040
2,600	Michael Kors Holdings Ltd., (Hong Kong) (a)	108,784

		129,824

	Total Consumer Discretionary	5,006,664

	Consumer Staples — 7.6%
	Beverages — 1.8%
20,600	Constellation Brands, Inc., Class A (a)	557,436

	Food & Staples Retailing — 0.7%
3,800	Fresh Market, Inc. (The) (a)	203,794

	Food Products — 2.8%
12,900	Campbell Soup Co.	430,602
2,100	Green Mountain Coffee Roasters, Inc. (a)	45,738
3,700	Smithfield Foods, Inc. (a)	80,031
17,100	Tyson Foods, Inc., Class A	321,993

		878,364

	Tobacco — 2.3%
5,500	Lorillard, Inc.	725,725

	Total Consumer Staples	2,365,319

	Energy — 5.5%
	Energy Equipment & Services — 1.7%
701	Baker Hughes, Inc.	28,811
1,100	Dresser-Rand Group, Inc. (a)	48,994
1,368	National Oilwell Varco, Inc.	88,154
4,600	Oil States International, Inc. (a)	304,520
300	SEACOR Holdings, Inc. (a)	26,814
1,500	Unit Corp. (a)	55,335

		552,628

	Oil, Gas & Consumable Fuels — 3.8%
2,800	Cheniere Energy, Inc. (a)	41,272
2,800	Cimarex Energy Co.	154,336

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
800	Continental Resources, Inc. (a)	53,296
6,595	Energen Corp.	297,632
5,000	HollyFrontier Corp.	177,150
2,300	Laredo Petroleum Holdings, Inc. (a)	47,840
1,200	Murphy Oil Corp.	60,348
3,000	Newfield Exploration Co. (a)	87,930
920	Noble Energy, Inc.	78,035
1,500	Sunoco, Inc.	71,250
4,700	Valero Energy Corp.	113,505

		1,182,594

	Total Energy	1,735,222

	Financials — 19.3%
	Capital Markets — 1.1%
2,200	Affiliated Managers Group, Inc. (a)	240,790
11,100	American Capital Ltd. (a)	111,777

		352,567

	Commercial Banks — 2.9%
1,450	BOK Financial Corp. (c)	84,390
6,900	Fifth Third Bancorp	92,460
7,500	Huntington Bancshares, Inc.	48,000
16,400	KeyCorp	126,936
700	M&T Bank Corp.	57,799
9,800	Regions Financial Corp.	66,150
4,900	SVB Financial Group (a)	287,728
11,500	TCF Financial Corp. (c)	132,020

		895,483

	Consumer Finance — 2.0%
18,100	Discover Financial Services	625,898

	Diversified Financial Services — 0.3%
4,750	NASDAQ OMX Group, Inc. (The)	107,682

	Insurance — 4.4%
2,050	Allied World Assurance Co. Holdings AG, (Switzerland)	162,913
5,650	American Financial Group, Inc.	221,649
2,850	Arch Capital Group Ltd., (Bermuda) (a)	113,117
1,900	Assurant, Inc.	66,196
9,200	Assured Guaranty Ltd., (Bermuda)	129,720
1,250	Axis Capital Holdings Ltd., (Bermuda)	40,688
600	Everest Re Group Ltd., (Bermuda)	62,094
3,600	Hartford Financial Services Group, Inc.	63,468
2,500	Lincoln National Corp.	54,675
3,300	Principal Financial Group, Inc.	86,559
3,200	Protective Life Corp.	94,112

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
1,100	Torchmark Corp.	55,605
7,800	Unum Group	149,214
2,600	Validus Holdings Ltd., (Bermuda)	83,278

		1,383,288

	Real Estate Investment Trusts (REITs) — 8.4%
6,700	Annaly Capital Management, Inc.	112,426
6,200	Apartment Investment & Management Co., Class A	167,586
5,900	Brandywine Realty Trust	72,806
1,100	Camden Property Trust	74,437
1,800	Chimera Investment Corp.	4,248
3,625	CommonWealth REIT	69,310
4,000	DDR Corp.	58,560
4,400	Digital Realty Trust, Inc.	330,308
3,400	Douglas Emmett, Inc. (m)	78,540
23,000	Duke Realty Corp.	336,720
1,600	Equity Residential	99,776
3,400	Health Care REIT, Inc.	198,220
11,810	Hospitality Properties Trust	292,534
7,800	Host Hotels & Resorts, Inc.	123,396
2,050	Mack-Cali Realty Corp.	59,593
3,100	Post Properties, Inc.	151,745
400	SL Green Realty Corp.	32,096
2,400	Taubman Centers, Inc.	185,184
3,022	Ventas, Inc.	190,749

		2,638,234

	Real Estate Management & Development — 0.1%
1,700	Forest City Enterprises, Inc., Class A (a)	24,820

	Thrifts & Mortgage Finance — 0.1%
900	BankUnited, Inc.	21,222

	Total Financials	6,049,194

	Health Care — 11.2%
	Biotechnology — 2.3%
4,400	BioMarin Pharmaceutical, Inc. (a)	174,152
2,400	United Therapeutics Corp. (a)	118,512
7,500	Vertex Pharmaceuticals, Inc. (a)	419,400

		712,064

	Health Care Equipment & Supplies — 2.7%
3,400	Alere, Inc. (a)	66,096
5,400	Cooper Cos., Inc. (The)	430,704
3,500	Hologic, Inc. (a)	63,140
4,400	Zimmer Holdings, Inc.	283,184

		843,124

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.5%
2,110	Aetna, Inc.	81,805
9,200	AmerisourceBergen Corp.	362,020
4,900	Community Health Systems, Inc. (a)	137,347
3,500	Humana, Inc.	271,040
7,300	Omnicare, Inc.	227,979

		1,080,191

	Life Sciences Tools & Services — 1.3%
2,100	Agilent Technologies, Inc.	82,404
4,200	Illumina, Inc. (a)	169,638
3,700	Life Technologies Corp. (a)	166,463

		418,505

	Pharmaceuticals — 1.4%
5,450	Endo Health Solutions, Inc. (a)	168,841
8,000	Warner Chilcott plc, (Ireland), Class A (a)	143,360
1,800	Watson Pharmaceuticals, Inc. (a)	133,182

		445,383

	Total Health Care	3,499,267

	Industrials — 10.1%
	Aerospace & Defense — 2.1%
1,400	Alliant Techsystems, Inc.	70,798
3,566	Huntington Ingalls Industries, Inc. (a)	143,496
4,750	L-3 Communications Holdings, Inc.	351,547
1,300	Northrop Grumman Corp.	82,927

		648,768

	Airlines — 0.7%
1,600	Copa Holdings S.A., (Panama), Class A	131,968
7,400	Delta Air Lines, Inc. (a)	81,030

		212,998

	Commercial Services & Supplies — 0.1%
3,430	R.R. Donnelley & Sons Co.	40,371

	Construction & Engineering — 1.8%
3,400	Chicago Bridge & Iron Co. N.V., (Netherlands)	129,064
12,500	KBR, Inc.	308,875
3,700	URS Corp.	129,056

		566,995

	Electrical Equipment — 1.0%
3,850	Hubbell, Inc., Class B	300,069

	Machinery — 3.7%
3,900	AGCO Corp. (a)	178,347
3,200	Ingersoll-Rand plc, (Ireland)	134,976
5,200	Navistar International Corp. (a)	147,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
5,445	Parker Hannifin Corp.	418,612
6,000	Timken Co.	274,740
800	Xylem, Inc.	20,136

		1,174,335

	Marine — 0.2%
1,400	Kirby Corp. (a)	65,912

	Professional Services — 0.0% (g)
200	Dun & Bradstreet Corp. (The)	14,234

	Road & Rail — 0.5%
5,700	CSX Corp.	127,452
400	Landstar System, Inc.	20,688

		148,140

	Total Industrials	3,171,822

	Information Technology — 15.1%
	Communications Equipment — 0.7%
9,000	Brocade Communications Systems, Inc. (a)	44,370
100	F5 Networks, Inc. (a)	9,956
3,900	Harris Corp.	163,215

		217,541

	Computers & Peripherals — 2.5%
4,400	Lexmark International, Inc., Class A	116,952
19,100	NCR Corp. (a)	434,143
1,900	SanDisk Corp. (a)	69,312
5,150	Western Digital Corp. (a)	156,972

		777,379

	Electronic Equipment, Instruments & Components — 1.4%
4,300	Arrow Electronics, Inc. (a)	141,083
6,000	Avnet, Inc. (a)	185,160
700	Dolby Laboratories, Inc., Class A (a)	28,910
600	Tech Data Corp. (a)	28,902
4,700	Vishay Intertechnology, Inc. (a)	44,321

		428,376

	Internet Software & Services — 1.7%
5,700	IAC/InterActiveCorp.	259,920
2,500	LinkedIn Corp., Class A (a)	265,675

		525,595

	IT Services — 3.2%
3,550	Alliance Data Systems Corp. (a)	479,250
900	Amdocs Ltd. (a)	26,748
1,200	Booz Allen Hamilton Holding Corp.	18,336
3,600	Broadridge Financial Solutions, Inc.	76,572
4,000	Computer Sciences Corp.	99,280

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
1,500	DST Systems, Inc.	81,465
4,000	Fidelity National Information Services, Inc.	136,320
3,800	Lender Processing Services, Inc.	96,064

		1,014,035

	Office Electronics — 0.5%
20,900	Xerox Corp.	164,483

	Semiconductors & Semiconductor Equipment — 2.4%
1,400	Analog Devices, Inc.	52,738
9,200	Applied Materials, Inc.	105,432
1,900	Fairchild Semiconductor International, Inc. (a)	26,790
1,800	KLA-Tencor Corp.	88,650
1,700	Lam Research Corp. (a)	64,158
800	Linear Technology Corp.	25,064
19,700	LSI Corp. (a)	125,489
7,700	Marvell Technology Group Ltd., (Bermuda)	86,856
14,600	Micron Technology, Inc. (a)	92,126
2,500	Teradyne, Inc. (a)	35,150
1,950	Xilinx, Inc.	65,462

		767,915

	Software — 2.7%
3,880	BMC Software, Inc. (a)	165,598
17,000	CA, Inc.	460,530
5,800	Symantec Corp. (a)	84,738
2,200	Synopsys, Inc. (a)	64,746
12,800	Zynga, Inc., Class A (a)	69,632

		845,244

	Total Information Technology	4,740,568

	Materials — 5.7%
	Chemicals — 3.0%
1,300	CF Industries Holdings, Inc.	251,862
4,700	PPG Industries, Inc.	498,764
3,300	Valspar Corp.	173,217

		923,843

	Containers & Packaging — 0.3%
2,400	Crown Holdings, Inc. (a)	82,776
400	Rock-Tenn Co., Class A	21,820

		104,596

	Metals & Mining — 1.5%
3,250	Cliffs Natural Resources, Inc.	160,192
1,700	Reliance Steel & Aluminum Co.	85,850
1,200	Royal Gold, Inc.	94,080
500	Steel Dynamics, Inc.	5,875

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
3,050	Walter Energy, Inc.	134,688

		480,685

	Paper & Forest Products — 0.9%
1,700	Domtar Corp., (Canada)	130,407
5,500	International Paper Co.	159,005

		289,412

	Total Materials	1,798,536

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.2%
18,200	Frontier Communications Corp.	69,706

	Wireless Telecommunication Services — 0.5%
39,200	Clearwire Corp., Class A (a)	43,904
4,491	Telephone & Data Systems, Inc.	95,613

		139,517

	Total Telecommunication Services	209,223

	Utilities — 7.1%
	Electric Utilities — 0.3%
881	Exelon Corp.	33,143
2,600	NV Energy, Inc.	45,708
600	Pinnacle West Capital Corp.	31,044

		109,895

	Gas Utilities — 0.9%
500	AGL Resources, Inc.	19,375
3,900	Questar Corp.	81,354
6,050	UGI Corp.	178,052

		278,781

	Independent Power Producers & Energy Traders — 0.4%
10,100	AES Corp. (The) (a)	129,583

	Multi-Utilities — 5.5%
2,950	Alliant Energy Corp.	134,432
4,100	Ameren Corp.	137,514
12,630	CenterPoint Energy, Inc.	261,062
5,500	CMS Energy Corp.	129,250
2,700	Consolidated Edison, Inc.	167,913
4,700	DTE Energy Co.	278,851
300	Integrys Energy Group, Inc.	17,061
3,550	MDU Resources Group, Inc.	76,715
5,500	Sempra Energy	378,840
7,700	TECO Energy, Inc.	139,062

		1,720,700

	Total Utilities	2,238,959

	Total Common Stocks (Cost $27,129,935)	30,814,774

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.3%
70,000	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $70,101)	70,093

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
653,758	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $653,758)	653,758

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
163,500	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $163,500)	163,500

	Total Investments — 101.2% (Cost $28,017,294)	31,702,125
	Liabilities in Excess of Other Assets — (1.2)%	(361,414)

	NET ASSETS — 100.0%	$31,340,711

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	S&P Mid Cap 400	09/21/12	$375,800	$13,991

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$30,884,867
Investments in affiliates, at value	817,258

Total investment securities, at value	31,702,125
Receivables:
Portfolio shares sold	224,189
Interest and dividends from non-affiliates	38,895
Dividends from affiliates	100
Securities lending income	21
Variation margin on futures contracts	10,720

Total Assets	31,976,050

LIABILITIES:
Payables:
Investment securities purchased	376,924
Collateral for securities lending program	163,500
Portfolio shares redeemed	27,472
Accrued liabilities:
Investment advisory fees	15,141
Distribution fees	4
Custodian and accounting fees	5,070
Trustees’ and Chief Compliance Officer’s fees	10
Other	47,218

Total Liabilities	635,339

Net Assets	$31,340,711

NET ASSETS:
Paid-in-Capital	$30,379,811
Accumulated undistributed net investment income	165,997
Accumulated net realized gains (losses)	(2,903,919)
Net unrealized appreciation (depreciation)	3,698,822

Total Net Assets	$31,340,711

Net Assets:
Class 1	$31,323,225
Class 2	17,486

Total	$31,340,711

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,918,206
Class 2	1,071

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.33
Class 2	16.32

Cost of investments in non-affiliates	$27,200,036
Cost of investments in affiliates	817,258
Value of securities on loan	160,581

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$301,591
Dividend income from affiliates	574
Interest income from non-affiliates	52
Income from securities lending (net)	1,169

Total investment income	303,386

EXPENSES:
Investment advisory fees	104,769
Administration fees	14,039
Distribution fees – Class 2	22
Custodian and accounting fees	14,766
Professional fees	22,723
Trustees’ and Chief Compliance Officer’s fees	64
Printing and mailing costs	2,017
Transfer agent fees	2,206
Other	3,640

Total expenses	164,246

Less amounts waived	(19,774)

Net expenses	144,472

Net investment income (loss)	158,914

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	967,329
Futures	5,359

Net realized gain (loss)	972,688

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,363,366
Futures	12,190

Change in net unrealized appreciation (depreciation)	1,375,556

Net realized/unrealized gains (losses)	2,348,244

Change in net assets resulting from operations	$2,507,158

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$158,914	$266,569
Net realized gain (loss)	972,688	3,712,499
Change in net unrealized appreciation (depreciation)	1,375,556	(4,098,194)

Change in net assets resulting from operations	2,507,158	(119,126)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(257,920)	(307,518)
Class 2
From net investment income	(100)	(106)

Total distributions to shareholders	(258,020)	(307,624)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,506,434)	(6,548,413)

NET ASSETS:
Change in net assets	(257,296)	(6,975,163)
Beginning of period	31,598,007	38,573,170

End of period	$31,340,711	$31,598,007

Accumulated undistributed net investment income	$165,997	$265,103

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,040,066	$2,511,734
Dividends and distributions reinvested	257,920	307,518
Cost of shares redeemed	(3,804,520)	(9,367,771)

Change in net assets from Class 1 capital transactions	$(2,506,534)	$(6,548,519)

Class 2
Dividends and distributions reinvested	100	106

Change in net assets from Class 2 capital transactions	$100	$106

Total change in net assets from capital transactions	$(2,506,434)	$(6,548,413)

SHARE TRANSACTIONS:
Class 1
Issued	64,225	167,012
Reinvested	15,528	18,196
Redeemed	(231,037)	(583,474)

Change in Class 1 Shares	(151,284)	(398,266)

Class 2
Reinvested	6	6

Change in Class 2 Shares	6	6

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2012 (Unaudited)	$15.26	$0.08	(e)	$1.12	$1.20	$(0.13)	$—	$(0.13)
Year Ended December 31, 2011	15.62	0.12	(e)	(0.34)	(0.22)	(0.14)	—	(0.14)
Year Ended December 31, 2010	13.23	0.11	(e)	2.46	2.57	(0.18)	—	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)	(1.43)
Year Ended December 31, 2007	18.90	0.08		0.50	0.58	(0.12)	(1.54)	(1.66)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	15.23	0.06	(e)	1.12	1.18	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(e)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(e)	2.46	2.54	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03		0.50	0.53	(0.10)	(1.54)	(1.64)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.33	7.87%	$31,323,225	0.90%	0.99%	1.02%	22%
15.26	(1.52)	31,581,775	0.90	0.75	1.08	47
15.62	19.52	38,556,642	0.90	0.81	1.22	46
13.23	35.66	42,810,183	0.90	1.37	1.15	74
9.92	(38.82)	39,157,400	0.90	1.10	1.01	101
17.82	2.87	74,896,887	0.90	0.41	0.95	105

16.32	7.76	17,486	1.14	0.74	1.27	22
15.23	(1.79)	16,232	1.15	0.52	1.33	47
15.60	19.24	16,528	1.15	0.57	1.48	46
13.22	35.37	13,862	1.15	1.14	1.40	74
9.90	(38.98)	10,240	1.15	0.87	1.27	101
17.78	2.60	16,857	1.15	0.16	1.20	105

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,632,032	$70,093	$—	$31,702,125

Appreciation in Other Financial Instruments
Futures Contracts	$13,991	$—	$—	$13,991

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2012:

Futures Contracts:
Average Notional Balance Long	$637,513
Ending Notional Balance Long	375,800

C. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the six months ended June 30, 2012, the Portfolio earned $364 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrowers	Total Value of Collateral Investments
$160,581	$163,500	$163,500

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $182. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification require-

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

ments of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the six months ended June 30, 2012, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$12,408	$6,752	$19,160

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $614.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,142,982	$9,596,775

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government Securities

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$28,017,294	$5,606,989	$1,922,158	$3,684,831

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$3,647,491	$3,647,491

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,078.70	$4.65	0.90%
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class 2
Actual	1,000.00	1,077.60	5.89	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITIMCP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	8.14%
Russell Midcap Growth Index	8.10%

Net Assets as of 6/30/2012	$64,485,725

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the Russell Midcap Growth Index (the “Benchmark”) finished the six months ended June 30, 2012 with an 8.10% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection in the consumer discretionary and materials and processing sectors was the main contributor to relative performance. The Portfolio’s stock selection in the health care and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Sherwin-Williams Co., Michael Kors Holdings Ltd. and Alliance Data Systems Corp. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Michael Kors Holdings Ltd. benefited after the retail company increased its expectations for revenue. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Humana, Inc., Health Net, Inc. and Herbalife Ltd. Shares of Humana, Inc. decreased after the insurance company reported lower-than-expected first-quarter earnings. Health Net, Inc., an insurer, also reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. Shares of Herbalife Ltd., which sells weight management, nutritional supplements, energy and sports and fitness products, declined following questions from investors surrounding the company’s disclosures, sales sources and distributor rewards.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweight versus the Benchmark was in the producer durables sector and the Portfolio’s largest underweight versus the Benchmark was in the materials and processing sector.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alliance Data Systems Corp.	2.6%
2.	Sherwin-Williams Co. (The)	2.5
3.	Concho Resources, Inc.	1.9
4.	Avago Technologies Ltd., (Singapore)	1.9
5.	Harley-Davidson, Inc.	1.9
6.	Pall Corp.	1.8
7.	Perrigo Co.	1.8
8.	Bed Bath & Beyond, Inc.	1.7
9.	Carlisle Cos., Inc.	1.7
10.	Dick’s Sporting Goods, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.8%
Consumer Discretionary	19.9
Industrials	18.7
Health Care	15.2
Financials	7.9
Energy	5.8
Materials	4.8
Consumer Staples	1.1
Short-Term Investment	3.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Portfolio’s composition is subject to change.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	8.14%	(6.53)%	1.45%	6.71%
CLASS 2 SHARES	8/16/06	8.00	(6.73)	1.20	6.55

*	Not annualized

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 19.9%
	Auto Components — 2.0%
34,000	Allison Transmission Holdings, Inc.	597,040
10,500	BorgWarner, Inc. (a)	688,695

		1,285,735

	Automobiles — 2.5%
26,000	Harley-Davidson, Inc.	1,188,980
14,100	Tesla Motors, Inc. (a)	441,189

		1,630,169

	Hotels, Restaurants & Leisure — 3.4%
52,467	International Game Technology	826,355
21,200	Marriott International, Inc., Class A	831,040
18,800	Royal Caribbean Cruises Ltd.	489,364

		2,146,759

	Household Durables — 0.9%
19,500	Toll Brothers, Inc. (a)	579,735

	Internet & Catalog Retail — 0.6%
8,200	Expedia, Inc.	394,174

	Media — 1.1%
13,400	Discovery Communications, Inc., Class A (a)	723,600

	Specialty Retail — 7.5%
14,800	Abercrombie & Fitch Co., Class A	505,272
18,000	Bed Bath & Beyond, Inc. (a)	1,112,400
22,300	Dick’s Sporting Goods, Inc.	1,070,400
9,600	PetSmart, Inc.	654,528
38,111	Sally Beauty Holdings, Inc. (a)	980,977
18,600	Urban Outfitters, Inc. (a)	513,174

		4,836,751

	Textiles, Apparel & Luxury Goods — 1.9%
8,400	Lululemon Athletica, Inc., (Canada) (a)	500,892
17,400	Michael Kors Holdings Ltd., (Hong Kong) (a)	728,016

		1,228,908

	Total Consumer Discretionary	12,825,831

	Consumer Staples — 1.1%
	Food Products — 0.4%
12,200	Green Mountain Coffee Roasters, Inc. (a)	265,716

	Personal Products — 0.7%
8,900	Herbalife Ltd., (Cayman Islands)	430,137

	Total Consumer Staples	695,853

	Energy — 5.8%
	Energy Equipment & Services — 1.4%
20,270	Cameron International Corp. (a)	865,732

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.4%
14,400	Concho Resources, Inc. (a)	1,225,728
14,600	Laredo Petroleum Holdings, Inc. (a)	303,680
6,700	Pioneer Natural Resources Co.	591,007
11,600	Range Resources Corp.	717,692

		2,838,107

	Total Energy	3,703,839

	Financials — 7.8%
	Capital Markets — 3.4%
41,600	Blackstone Group LP (The)	543,712
21,600	Lazard Ltd., (Bermuda), Class A	561,384
16,780	T. Rowe Price Group, Inc.	1,056,469

		2,161,565

	Commercial Banks — 1.1%
12,600	BOK Financial Corp.	733,320

	Diversified Financial Services — 1.4%
24,200	Moody’s Corp.	884,510

	Insurance — 0.9%
18,500	Axis Capital Holdings Ltd., (Bermuda)	602,175

	Real Estate Investment Trusts (REITs) — 1.0%
20,200	Prologis, Inc.	671,246

	Total Financials	5,052,816

	Health Care — 15.2%
	Biotechnology — 2.9%
9,340	Alexion Pharmaceuticals, Inc. (a)	927,462
4,800	Onyx Pharmaceuticals, Inc. (a)	318,960
11,500	Vertex Pharmaceuticals, Inc. (a)	643,080

		1,889,502

	Health Care Equipment & Supplies — 1.8%
10,000	Sirona Dental Systems, Inc. (a)	450,100
20,400	Thoratec Corp. (a)	685,032

		1,135,132

	Health Care Providers & Services — 3.3%
39,700	Brookdale Senior Living, Inc. (a)	704,278
18,100	Health Net, Inc. (a)	439,287
12,810	Humana, Inc.	992,006

		2,135,571

	Life Sciences Tools & Services — 2.5%
19,500	Agilent Technologies, Inc.	765,180
33,300	Bruker Corp. (a)	443,223
10,020	Illumina, Inc. (a)	404,708

		1,613,111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 4.7%
18,800	Elan Corp. plc, (Ireland), ADR (a)	274,292
9,600	Perrigo Co.	1,132,128
17,100	Valeant Pharmaceuticals International, Inc., (Canada) (a)	765,909
11,300	Watson Pharmaceuticals, Inc. (a)	836,087

		3,008,416

	Total Health Care	9,781,732

	Industrials — 18.6%
	Aerospace & Defense — 1.3%
6,147	TransDigm Group, Inc. (a)	825,542

	Building Products — 0.9%
11,900	Armstrong World Industries, Inc.	585,004

	Commercial Services & Supplies — 1.5%
10,440	Stericycle, Inc. (a)	957,035

	Construction & Engineering — 0.8%
10,000	Fluor Corp.	493,400

	Electrical Equipment — 2.3%
15,300	Cooper Industries plc	1,043,154
7,000	Rockwell Automation, Inc.	462,420

		1,505,574

	Industrial Conglomerates — 1.7%
20,300	Carlisle Cos., Inc.	1,076,306

	Machinery — 3.2%
3,340	Cummins, Inc.	323,679
21,200	Pall Corp.	1,161,972
7,897	Wabtec Corp.	616,045

		2,101,696

	Professional Services — 1.8%
6,280	IHS, Inc., Class A (a)	676,545
18,900	Nielsen Holdings N.V. (a)	495,558

		1,172,103

	Road & Rail — 1.6%
17,300	J.B. Hunt Transport Services, Inc.	1,031,080

	Trading Companies & Distributors — 3.5%
31,600	Air Lease Corp. (a)	612,724
10,200	MSC Industrial Direct Co., Inc., Class A	668,610
5,100	W.W. Grainger, Inc.	975,324

		2,256,658

	Total Industrials	12,004,398

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 22.7%
	Communications Equipment — 1.9%
30,700	Aruba Networks, Inc. (a)	462,035
7,800	F5 Networks, Inc. (a)	776,568

		1,238,603

	Computers & Peripherals — 0.8%
15,400	NetApp, Inc. (a)	490,028

	Internet Software & Services — 1.2%
8,100	OpenTable, Inc. (a)	364,581
9,900	Rackspace Hosting, Inc. (a)	435,006

		799,587

	IT Services — 4.5%
12,470	Alliance Data Systems Corp. (a)	1,683,450
17,900	FleetCor Technologies, Inc. (a)	627,216
17,100	VeriFone Systems, Inc. (a)	565,839

		2,876,505

	Semiconductors & Semiconductor Equipment — 5.8%
33,200	Avago Technologies Ltd., (Singapore)	1,191,880
20,600	KLA-Tencor Corp.	1,014,550
25,300	Microchip Technology, Inc.	836,924
21,800	Xilinx, Inc.	731,826

		3,775,180

	Software — 8.5%
11,900	Citrix Systems, Inc. (a)	998,886
8,500	FactSet Research Systems, Inc.	789,990
22,500	Fortinet, Inc. (a)	522,450
13,200	MICROS Systems, Inc. (a)	675,840
35,400	Nuance Communications, Inc. (a)	843,228
16,200	Red Hat, Inc. (a)	914,976
24,100	TIBCO Software, Inc. (a)	721,072

		5,466,442

	Total Information Technology	14,646,345

	Materials — 4.8%
	Chemicals — 4.8%
18,700	FMC Corp.	1,000,076
12,200	Sherwin-Williams Co. (The)	1,614,670
9,300	W.R. Grace & Co. (a)	469,185

	Total Materials	3,083,931

	Total Common Stocks (Cost $55,236,577)	61,794,745

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.8%
	Investment Company — 3.8%
2,468,885	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $2,468,885)	2,468,885

	Total Investments — 99.7% (Cost $57,705,462)	64,263,630
	Other Assets in Excess of Liabilities — 0.3%	222,095

	NET ASSETS — 100.0%	$64,485,725

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$61,794,745
Investments in affiliates, at value	2,468,885

Total investment securities, at value	64,263,630
Receivables:
Investment securities sold	77,304
Portfolio shares sold	315,395
Dividends from non-affiliates	21,215
Dividends from affiliates	294
Prepaid expenses	3,700

Total Assets	64,681,538

LIABILITIES:
Payables:
Investment securities purchased	87,692
Portfolio shares redeemed	24,373
Accrued liabilities:
Investment advisory fees	33,214
Administration fees	4,311
Distribution fees	4
Custodian and accounting fees	4,340
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	17,950
Audit fees	21,862
Other	2,039

Total Liabilities	195,813

Net Assets	$64,485,725

NET ASSETS:
Paid-in-Capital	$56,347,022
Accumulated undistributed net investment income	72,565
Accumulated net realized gains (losses)	1,507,970
Net unrealized appreciation (depreciation)	6,558,168

Total Net Assets	$64,485,725

Net Assets:
Class 1	$64,466,563
Class 2	19,162

Total	$64,485,725

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,801,368
Class 2	1,149

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.96
Class 2	16.69

Cost of investments in non-affiliates	$55,236,577
Cost of investments in affiliates	2,468,885

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$377,208
Dividend income from affiliates	1,509
Income from securities lending (net)	678

Total investment income	379,395

EXPENSES:
Investment advisory fees	221,929
Administration fees	29,739
Distribution fees — Class 2	25
Custodian and accounting fees	12,923
Interest expense to affiliates	5
Professional fees	23,242
Trustees’ and Chief Compliance Officer’s fees	369
Printing and mailing costs	8,381
Transfer agent fees	2,048
Other	5,912

Total expenses	304,573

Less amounts waived	(1,673)

Net expenses	302,900

Net investment income (loss)	76,495

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	2,673,397
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	2,709,453

Net realized/unrealized gains (losses)	5,382,850

Change in net assets resulting from operations	$5,459,345

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$76,495	$(58,980)
Net realized gain (loss)	2,673,397	10,905,639
Change in net unrealized appreciation (depreciation)	2,709,453	(14,869,670)

Change in net assets resulting from operations	5,459,345	(4,023,011)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(817,797)	—
Class 2
From net realized gains	(243)	—

Total distributions to shareholders	(818,040)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,758,638)	(12,013,249)

NET ASSETS:
Change in net assets	(117,333)	(16,036,260)
Beginning of period	64,603,058	80,639,318

End of period	$64,485,725	$64,603,058

Accumulated undistributed net investment income	$72,565	$(3,930)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,066,750	$4,665,862
Dividends and distributions reinvested	817,797	—
Cost of shares redeemed	(7,643,428)	(16,679,111)

Change in net assets from Class 1 capital transactions	$(4,758,881)	$(12,013,249)

Class 2
Dividends and distributions reinvested	$243	$—

Change in net assets from Class 2 capital transactions	$243	$—

Total change in net assets from capital transactions	$(4,758,638)	$(12,013,249)

SHARE TRANSACTIONS:
Class 1
Issued	119,999	283,951
Reinvested	45,458	—
Redeemed	(432,408)	(982,212)

Change in Class 1 Shares	(266,951)	(698,261)

Class 2
Reinvested	14	—

Change in Class 2 Shares	14	—

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2012 (Unaudited)	$15.88	$0.02	(f)	$1.27	$1.29	$(0.21)
Year Ended December 31, 2011	16.91	(0.02)		(1.01)	(1.03)	—
Year Ended December 31, 2010	13.46	(0.02)		3.47	3.45	—
Year Ended December 31, 2009	9.41	(0.02)		4.07	4.05	—
Year Ended December 31, 2008	20.69	(0.05)		(7.84)	(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)		3.25	3.16	(3.73)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	15.64	—	(e)(f)	1.26	1.26	(0.21)
Year Ended December 31, 2011	16.71	(0.05)		(1.02)	(1.07)	—
Year Ended December 31, 2010	13.33	(0.04)		3.42	3.38	—
Year Ended December 31, 2009	9.34	(0.03)		4.02	3.99	—
Year Ended December 31, 2008	20.62	(0.06)		(7.83)	(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)		3.24	3.11	(3.73)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Reflects a special dividend paid out during the period by one of the Portfolio’s holdings. Had the Portfolio not received the special dividend the net investment income (loss) per share would have been $(0.01) and $(0.03) for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been (0.11)% and (0.35)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.96	8.07%	$64,466,563	0.89%	0.22	%(f)	0.89%	35%
15.88	(6.09)	64,585,309	0.85	(0.08)		0.86	72
16.91	25.63	80,620,361	0.90	(0.10)		0.97	76
13.46	43.04	80,982,829	0.90	(0.14)		1.03	85
9.41	(43.78)	66,522,316	0.90	(0.31)		0.91	95
20.69	17.24	150,278,599	0.89	(0.42)		0.89	107

16.69	8.00	19,162	1.14	(0.02	)(f)	1.14	35
15.64	(6.40)	17,749	1.09	(0.32)		1.11	72
16.71	25.36	18,957	1.15	(0.34)		1.22	76
13.33	42.72	15,126	1.15	(0.40)		1.28	85
9.34	(43.96)	10,596	1.15	(0.56)		1.16	95
20.62	16.98	18,987	1.14	(0.67)		1.14	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$63,989,338	$274,292	$—	$64,263,630

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Securities Lending — The Portfolio may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the six months ended June 30, 2012, the Portfolio earned $381 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

Under the GSAL Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2012, there were no securities out on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $201. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2012. The expense limitation percentages in the table above are in place until at least April 30, 2013.

For the six months ended June 30, 2012, the Advisor contractually waived fees for the Portfolio in the amount of $146. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,527.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P.Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$23,554,015	$30,998,931

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$57,705,462	$9,867,346	$3,309,178	$6,558,168

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Portfolio did not have any post-enactment or pre-enactment net capital loss carryforwards at December 31, 2011.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Growth Portfolio
Class 1
Actual	$1,000.00	$1,080.70	$4.60	0.89%
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class 2
Actual	1,000.00	1,080.00	5.90	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITMCGP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s Letter

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	10.50%
Russell Midcap Value Index	7.78%

Net Assets as of 6/30/2012	$273,232,466

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the Russell Midcap Value Index (the “Benchmark”) finished the six months ended June 30, 2012 with a 7.78% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection and overweight versus the Benchmark in the consumer discretionary sector were the main contributors to relative performance. The Portfolio’s stock selection and underweight versus the Benchmark in the financials sector detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Sherwin-Williams Co. and TJX Cos., Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings.

Individual detractors from relative performance included the Portfolio’s positions in Tiffany & Co. and Kohl’s Corp. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales. Shares of Kohl’s Corp. declined after the retail company lowered its expectations for same store sales (a metric used by retailers to compare sales of stores that have been open for a year or more).

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight continued to be in the consumer discretionary sector. The Portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.9%
2.	Republic Services, Inc.	1.7
3.	Marsh & McLennan Cos., Inc.	1.6
4.	Ball Corp.	1.6
5.	Energen Corp.	1.5
6.	Ameriprise Financial, Inc.	1.5
7.	Marriott International, Inc., Class A	1.4
8.	Sempra Energy	1.4
9.	Northeast Utilities	1.4
10.	Kohl's Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.0%
Consumer Discretionary	20.2
Utilities	11.2
Industrials	8.9
Materials	7.7
Information Technology	6.4
Consumer Staples	6.3
Energy	5.2
Health Care	5.1
Telecommunication Services	0.4
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	9/28/01	10.50%	5.43%	2.33%	8.92%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/02 to 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 20.1%
	Distributors — 1.0%
45,940	Genuine Parts Co.	2,767,885

	Hotels, Restaurants & Leisure — 2.9%
40,841	Darden Restaurants, Inc.	2,067,780
99,486	Marriott International, Inc., Class A	3,899,851
30,000	Yum! Brands, Inc.	1,932,600

		7,900,231

	Household Durables — 1.4%
26,987	Jarden Corp.	1,133,994
37,800	Mohawk Industries, Inc. (a)	2,639,574

		3,773,568

	Internet & Catalog Retail — 1.3%
50,800	Expedia, Inc.	2,441,956
22,900	TripAdvisor, Inc. (a)	1,023,401

		3,465,357

	Media — 3.4%
18,730	AMC Networks, Inc., Class A (a)	665,851
70,920	Cablevision Systems Corp., Class A	942,527
88,400	CBS Corp. (Non-Voting), Class B	2,897,752
86,604	Clear Channel Outdoor Holdings, Inc., Class A (a)	521,356
86,500	DISH Network Corp., Class A	2,469,575
94,000	Gannett Co., Inc.	1,384,620
1,460	Washington Post Co. (The), Class B	545,777

		9,427,458

	Multiline Retail — 2.5%
46,600	Family Dollar Stores, Inc.	3,097,968
80,600	Kohl’s Corp.	3,666,494

		6,764,462

	Specialty Retail — 6.5%
8,750	AutoZone, Inc. (a)	3,212,738
34,370	Bed Bath & Beyond, Inc. (a)	2,124,066
97,490	Gap, Inc. (The)	2,667,326
30,300	PetSmart, Inc.	2,065,854
40,140	Tiffany & Co.	2,125,413
69,700	TJX Cos., Inc.	2,992,221
73,200	Williams-Sonoma, Inc.	2,559,804

		17,747,422

	Textiles, Apparel & Luxury Goods — 1.1%
39,300	PVH Corp.	3,057,147

	Total Consumer Discretionary	54,903,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.3%
	Beverages — 2.8%
56,940	Beam, Inc.	3,558,180
18,382	Brown-Forman Corp., Class B	1,780,297
49,600	Dr. Pepper Snapple Group, Inc.	2,170,000

		7,508,477

	Food Products — 2.6%
37,000	Hershey Co. (The)	2,665,110
24,430	JM Smucker Co. (The)	1,844,954
40,200	Ralcorp Holdings, Inc. (a)	2,682,948

		7,193,012

	Household Products — 0.9%
34,000	Energizer Holdings, Inc. (a)	2,558,500

	Total Consumer Staples	17,259,989

	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
49,014	Devon Energy Corp.	2,842,322
91,890	Energen Corp.	4,146,996
60,110	EQT Corp.	3,223,699
51,300	QEP Resources, Inc.	1,537,461
78,580	Williams Cos., Inc. (The)	2,264,675

	Total Energy	14,015,153

	Financials — 25.9%
	Capital Markets — 5.3%
77,500	Ameriprise Financial, Inc.	4,050,150
215,700	Charles Schwab Corp. (The)	2,789,001
117,600	Invesco Ltd.	2,657,760
40,630	Northern Trust Corp.	1,869,793
47,740	T. Rowe Price Group, Inc.	3,005,710

		14,372,414

	Commercial Banks — 5.9%
44,670	City National Corp.	2,170,069
29,740	Cullen/Frost Bankers, Inc.	1,709,752
232,400	Fifth Third Bancorp	3,114,160
187,200	Huntington Bancshares, Inc.	1,198,080
40,770	M&T Bank Corp.	3,366,379
127,300	SunTrust Banks, Inc.	3,084,479
71,300	Zions Bancorp	1,384,646

		16,027,565

	Insurance — 10.2%
10,498	Alleghany Corp. (a)	3,566,696
25,000	Arch Capital Group Ltd., (Bermuda) (a)	992,250
28,200	Axis Capital Holdings Ltd., (Bermuda)	917,910
35,900	Chubb Corp. (The)	2,614,238

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
124,580	Loews Corp.	5,096,568
136,800	Marsh & McLennan Cos., Inc.	4,409,064
173,574	Old Republic International Corp.	1,438,928
78,282	OneBeacon Insurance Group Ltd., Class A	1,019,232
82,000	Unum Group	1,568,660
86,610	W.R. Berkley Corp.	3,370,861
133,800	XL Group plc, (Ireland)	2,815,152

		27,809,559

	Real Estate Investment Trusts (REITs) — 2.7%
51,100	HCP, Inc.	2,256,065
56,620	Regency Centers Corp.	2,693,413
29,544	Vornado Realty Trust	2,481,105

		7,430,583

	Real Estate Management & Development — 0.8%
127,880	Brookfield Office Properties, Inc.	2,227,670

	Thrifts & Mortgage Finance — 1.0%
75,000	Capitol Federal Financial, Inc.	891,000
161,580	People’s United Financial, Inc.	1,875,944

		2,766,944

	Total Financials	70,634,735

	Health Care — 5.1%
	Health Care Equipment & Supplies — 0.6%
21,760	Becton, Dickinson & Co.	1,626,560

	Health Care Providers & Services — 4.5%
70,100	AmerisourceBergen Corp.	2,758,435
67,500	Cigna Corp.	2,970,000
12,800	Henry Schein, Inc. (a)	1,004,672
26,800	Humana, Inc.	2,075,392
99,075	Lincare Holdings, Inc.	3,370,531

		12,179,030

	Total Health Care	13,805,590

	Industrials — 8.9%
	Aerospace & Defense — 0.6%
29,980	Alliant Techsystems, Inc.	1,516,088

	Building Products — 0.6%
78,440	Fortune Brands Home & Security, Inc. (a)	1,746,859

	Commercial Services & Supplies — 1.7%
174,930	Republic Services, Inc.	4,628,648

	Electrical Equipment — 2.3%
59,600	AMETEK, Inc.	2,974,636
11,940	Cooper Industries plc	814,069
41,500	Regal-Beloit Corp.	2,583,790

		6,372,495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.1%
56,940	Carlisle Cos., Inc.	3,018,959

	Machinery — 1.6%
66,200	Rexnord Corp. (a)	1,326,648
47,800	Snap-on, Inc.	2,975,550

		4,302,198

	Professional Services — 0.6%
33,900	Equifax, Inc.	1,579,740

	Trading Companies & Distributors — 0.4%
16,400	MSC Industrial Direct Co., Inc., Class A	1,075,020

	Total Industrials	24,240,007

	Information Technology — 6.4%
	Electronic Equipment, Instruments & Components — 2.2%
63,740	Amphenol Corp., Class A	3,500,601
78,610	Arrow Electronics, Inc. (a)	2,579,194

		6,079,795

	IT Services — 1.3%
97,890	Jack Henry & Associates, Inc.	3,379,163

	Semiconductors & Semiconductor Equipment — 1.9%
87,400	Analog Devices, Inc.	3,292,358
57,900	Xilinx, Inc.	1,943,703

		5,236,061

	Software — 1.0%
93,300	Synopsys, Inc. (a)	2,745,819

	Total Information Technology	17,440,838

	Materials — 7.6%
	Chemicals — 4.1%
23,400	Airgas, Inc.	1,965,834
54,546	Albemarle Corp.	3,253,123
24,230	Sherwin-Williams Co. (The)	3,206,841
39,950	Sigma-Aldrich Corp.	2,953,504

		11,379,302

	Containers & Packaging — 3.5%
105,060	Ball Corp.	4,312,713
44,900	Rock-Tenn Co., Class A	2,449,295
64,690	Silgan Holdings, Inc.	2,761,616

		9,523,624

	Total Materials	20,902,926

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
60,990	Telephone & Data Systems, Inc.	1,298,477

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 11.1%
	Electric Utilities — 5.1%
95,576	Northeast Utilities	3,709,304
197,900	NV Energy, Inc.	3,479,082
113,220	Westar Energy, Inc.	3,390,939
119,880	Xcel Energy, Inc.	3,405,791

		13,985,116

	Gas Utilities — 0.7%
43,440	ONEOK, Inc.	1,837,947

	Multi-Utilities — 5.3%
73,300	CenterPoint Energy, Inc.	1,515,111
142,240	CMS Energy Corp.	3,342,640
63,000	PG&E Corp.	2,852,010
54,300	Sempra Energy	3,740,184
79,600	Wisconsin Energy Corp.	3,149,772

		14,599,717

	Total Utilities	30,422,780

	Total Common Stocks (Cost $199,176,954)	264,924,025

Short-Term Investment — 2.6%
	Investment Company — 2.6%
7,156,477	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $7,156,477)	7,156,477

	Total Investments — 99.6% (Cost $206,333,431)	272,080,502
	Other Assets in Excess of Liabilities — 0.4%	1,151,964

	NET ASSETS — 100.0%	$273,232,466

Percentages indicated are based on net assets.
NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of June 30, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$264,924,025
Investments in affiliates, at value	7,156,477

Total investment securities, at value	272,080,502
Receivables:
Investment securities sold	2,183,599
Portfolio shares sold	430,178
Dividends from non-affiliates	406,402
Dividends from affiliates	541

Total Assets	275,101,222

LIABILITIES:
Payables:
Investment securities purchased	1,449,692
Portfolio shares redeemed	222,990
Accrued liabilities:
Investment advisory fees	141,493
Administration fees	18,802
Custodian and accounting fees	4,882
Trustees’ and Chief Compliance Officer’s fees	449
Other	30,448

Total Liabilities	1,868,756

Net Assets	$273,232,466

NET ASSETS:
Paid-in-Capital	$222,080,262
Accumulated undistributed net investment income	1,696,133
Accumulated net realized gains (losses)	(16,291,000)
Net unrealized appreciation (depreciation)	65,747,071

Total Net Assets	$273,232,466

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	36,444,078

Net asset value, offering and redemption price per share (a)	$7.50

Cost of investments in non-affiliates	$199,176,954
Cost of investments in affiliates	7,156,477

(a)	Per share amounts may not recalculate due to rounding of the net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,732,626
Dividend income from affiliates	4,750

Total investment income	2,737,376

EXPENSES:
Investment advisory fees	876,223
Administration fees	117,373
Custodian and accounting fees	12,573
Professional fees	24,907
Trustees’ and Chief Compliance Officer’s fees	105
Printing and mailing costs	10,076
Transfer agent fees	2,694
Other	15,862

Total expenses	1,059,813

Less amounts waived	(5,956)

Net expenses	1,053,857

Net investment income (loss)	1,683,519

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	8,600,814
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	16,229,902

Net realized/unrealized gains (losses)	24,830,716

Change in net assets resulting from operations	$26,514,235

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,683,519	$2,997,473
Net realized gain (loss)	8,600,814	15,643,317
Change in net unrealized appreciation (depreciation)	16,229,902	(13,257,744)

Change in net assets resulting from operations	26,514,235	5,383,046

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,911,958)	(3,246,300)

Total distributions to shareholders	(2,911,958)	(3,246,300)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,748,596)	(5,070,140)

NET ASSETS:
Change in net assets	18,853,681	(2,933,394)
Beginning of period	254,378,785	257,312,179

End of period	$273,232,466	$254,378,785

Accumulated undistributed net investment income	$1,696,133	$2,924,572

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$23,361,382	$47,962,715
Dividends and distributions reinvested	2,911,958	3,246,300
Cost of shares redeemed	(31,021,936)	(56,279,155)

Change in net assets from capital transactions	$(4,748,596)	$(5,070,140)

Total change in net assets from capital transactions	$(4,748,596)	$(5,070,140)

SHARE TRANSACTIONS:
Issued	3,178,709	7,038,462
Reinvested	392,977	460,468
Redeemed	(4,230,562)	(8,238,466)

Change in Shares	(658,876)	(739,536)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (e)
Six Months Ended June 30, 2012 (Unaudited)	$6.86	$0.05		$0.67	$0.72	$(0.08)	$—	$(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21	1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09		1.08	1.17	(0.11)	(0.01)	(0.12)
Year Ended December 31, 2008*	7.33	0.08	(f)	(2.35)	(2.27)	(0.07)	(0.47)	(0.54)
Year Ended December 31, 2007*	7.54	0.07		0.13	0.20	(0.07)	(0.34)	(0.41)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.50	10.50%	$273,232,466	0.78%	1.25%	0.79%	16%
6.86	2.16	254,378,785	0.80	1.22	0.80	43
6.80	23.45	257,312,179	0.81	1.36	0.82	32
5.57	26.68	238,433,429	0.88	1.93	1.02	39
4.52	(33.21)	181,965,679	1.00	1.31	1.25	41
7.33	2.45	312,274,147	1.00	0.92	1.25	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor Portfolio. All share and per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$272,080,502	$—	$—	$272,080,502

(a)	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)(continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s respective average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2012. The contractual expense limitation percentage above is in place until at least April 30, 2013.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 was $5,956.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$42,438,802	$49,484,360

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$206,333,431	$69,551,603	$3,804,532	$65,747,071

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$4,260,018	$16,902,617	*	$21,162,635

*	This amount includes $8,119,698 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,105.00	$4.08	0.78%
Hypothetical	1,000.00	1,020.98	3.92	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITMCVP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

Among U.S. stocks, large-cap stocks outperformed small-and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment-and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.38%
Russell 2000 Index	8.53%

Net Assets as of 6/30/2012	$62,983,366

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

There was a portfolio management change during the reporting period. There was no change to the Portfolio’s investment strategy or objective.

HOW DID THE MARKET PERFORM?

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the Russell 2000 Index (the “Benchmark”) finished the six months ended June 30, 2012 with an 8.53% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection in the consumer cyclical and media sectors was the main detractor from relative performance. The Portfolio’s stock selection in the finance and systems hardware sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in Tempur-Pedic International, Inc. and Kulicke & Soffa Industries, Inc. Shares of Tempur-Pedic International, Inc., which sells mattresses, declined after the company announced disappointing expectations for its second-quarter earnings. Shares of Kulicke & Soffa Industries, Inc., which manufactures capital equipment and expendable tools used to assemble semiconductor devices, declined after the company’s expectations for its second-quarter revenue disappointed investors.

Individual contributors to relative performance included the Portfolio’s positions in Pharmacyclics, Inc. and Cirrus Logic, Inc. Shares of biotechnology company Pharmacyclics, Inc. benefited from investors’ enthusiasm surrounding the company’s drug Ibrutinib. Shares of Cirrus Logic, Inc., which develops analog and mixed-signal integrated circuits, gained on the company’s improving operating margins and positive forecast for future revenue growth.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pharmacyclics, Inc.	1.2%
2.	Omega Healthcare Investors, Inc.	1.0
3.	AmSurg Corp.	1.0
4.	Cabela’s, Inc.	1.0
5.	Portland General Electric Co.	1.0
6.	Deluxe Corp.	0.9
7.	Wabtec Corp.	0.9
8.	Alaska Air Group, Inc.	0.9
9.	Helen of Troy Ltd., (Bermuda)	0.8
10.	Cirrus Logic, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.2%
Industrials	15.6
Consumer Discretionary	15.1
Information Technology	14.6
Health Care	14.2
Energy	5.0
Materials	4.8
Consumer Staples	3.3
Utilities	3.3
Telecommunication Services	1.3
U.S. Treasury Obligations	0.4
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Portfolio’s composition is subject to change.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	8.38%	(4.51)%	(0.83)%	5.99%
CLASS 2 SHARES	4/24/09	8.26	(4.72)	(0.99)	5.90

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds

Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 15.0%
	Auto Components — 0.4%
4,700	Cooper Tire & Rubber Co.	82,438
12,900	Standard Motor Products, Inc.	181,632

		264,070

	Distributors — 0.3%
22,360	VOXX International Corp. (a)	208,395

	Diversified Consumer Services — 0.7%
12,200	Bridgepoint Education, Inc. (a)	265,960
1,500	Capella Education Co. (a)	52,140
2,300	Carriage Services, Inc.	19,136
800	Coinstar, Inc. (a)	54,928
15,100	Corinthian Colleges, Inc. (a)	43,639
1,500	Mac-Gray Corp.	21,135

		456,938

	Hotels, Restaurants & Leisure — 2.6%
13,100	Ameristar Casinos, Inc.	232,787
500	Biglari Holdings, Inc. (a)	193,195
1,700	Cracker Barrel Old Country Store, Inc.	106,760
3,900	DineEquity, Inc. (a)	174,096
13,600	Domino’s Pizza, Inc.	420,376
13,000	Multimedia Games Holding Co., Inc. (a)	182,000
16,968	Ruth’s Hospitality Group, Inc. (a)	111,989
18,800	Sonic Corp. (a)	188,376

		1,609,579

	Household Durables — 2.1%
10,400	American Greetings Corp., Class A	152,048
42	CSS Industries, Inc.	863
15,400	Helen of Troy Ltd., (Bermuda) (a)	521,906
2,093	Jarden Corp.	87,948
18,000	KB Home	176,400
2,300	Libbey, Inc. (a)	35,351
5,200	Lifetime Brands, Inc.	64,844
3,000	MDC Holdings, Inc.	98,010
15,100	Standard Pacific Corp. (a)	93,469
2,950	Tempur-Pedic International, Inc. (a)	69,000

		1,299,839

	Internet & Catalog Retail — 0.0% (g)
6,300	Orbitz Worldwide, Inc. (a)	22,995

	Leisure Equipment & Products — 0.7%
700	Arctic Cat, Inc. (a)	25,592
8,850	JAKKS Pacific, Inc.	141,689
9,700	LeapFrog Enterprises, Inc. (a)	99,522
12,400	Smith & Wesson Holding Corp. (a)	103,044

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
1,600	Sturm Ruger & Co., Inc.	64,240

		434,087

	Media — 1.2%
16,400	Carmike Cinemas, Inc. (a)	240,260
17,600	Entercom Communications Corp., Class A (a)	105,952
14,000	Journal Communications, Inc., Class A (a)	72,240
1,800	Knology, Inc. (a)	35,406
21,300	LIN TV Corp., Class A (a)	64,326
28,500	Sinclair Broadcast Group, Inc., Class A	258,210

		776,394

	Multiline Retail — 0.7%
7,000	Dillard’s, Inc., Class A	445,760

	Specialty Retail — 4.1%
18,400	Aeropostale, Inc. (a) (m)	328,072
16,300	Cabela’s, Inc. (a)	616,303
24,800	Conn’s, Inc. (a)	367,040
4,300	Cost Plus, Inc. (a)	94,600
15,200	Express, Inc. (a)	276,184
7,925	Finish Line, Inc. (The), Class A	165,712
1,100	Kirkland’s, Inc. (a)	12,375
40,300	OfficeMax, Inc. (a)	203,918
11,200	Rent-A-Center, Inc.	377,888
5,100	Select Comfort Corp. (a)	106,692
1,900	Tilly’s, Inc., Class A (a)	30,495

		2,579,279

	Textiles, Apparel & Luxury Goods — 2.2%
2,600	G-III Apparel Group Ltd. (a)	61,594
20,200	Iconix Brand Group, Inc. (a)	352,894
16,100	Maidenform Brands, Inc. (a)	320,712
2,700	Oxford Industries, Inc.	120,690
9,000	Perry Ellis International, Inc. (a)	186,750
4,500	Skechers U.S.A., Inc., Class A (a)	91,665
3,575	Steven Madden Ltd. (a)	113,506
5,200	Vera Bradley, Inc. (a)	109,616

		1,357,427

	Total Consumer Discretionary	9,454,763

	Consumer Staples — 3.3%
	Beverages — 0.1%
1,100	Coca-Cola Bottling Co. Consolidated	70,708

	Food & Staples Retailing — 1.5%
5,500	Andersons, Inc. (The)	234,630
3,400	Nash Finch Co.	73,032
23,500	Spartan Stores, Inc.	426,055

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food & Staples Retailing — Continued
28,000	SUPERVALU, Inc.	145,040
1,700	Village Super Market, Inc., Class A	55,386

		934,143

	Food Products — 0.9%
6,600	B&G Foods, Inc.	175,560
5,600	Darling International, Inc. (a)	92,344
10,900	Diamond Foods, Inc.	194,456
3,000	Fresh Del Monte Produce, Inc.	70,410

		532,770

	Personal Products — 0.8%
2,400	Elizabeth Arden, Inc. (a)	93,144
9,425	Prestige Brands Holdings, Inc. (a)	149,009
4,500	Revlon, Inc., Class A (a)	64,035
5,100	USANA Health Sciences, Inc. (a)	209,712

		515,900

	Total Consumer Staples	2,053,521

	Energy — 4.9%
	Energy Equipment & Services — 1.7%
3,100	C&J Energy Services, Inc. (a)	57,350
900	Cal Dive International, Inc. (a)	2,610
10,100	Forum Energy Technologies, Inc. (a)	198,869
8,000	Gulfmark Offshore, Inc., Class A (a)	272,320
10,200	Helix Energy Solutions Group, Inc. (a)	167,382
2,800	Lufkin Industries, Inc.	152,096
1,700	Matrix Service Co. (a)	19,295
152	Newpark Resources, Inc. (a)	897
10,712	Superior Energy Services, Inc. (a)	216,703

		1,087,522

	Oil, Gas & Consumable Fuels — 3.2%
2,000	Alon USA Energy, Inc.	16,920
475	Apco Oil and Gas International, Inc.	8,574
2,200	Bonanza Creek Energy, Inc. (a)	36,586
14,300	Callon Petroleum Co. (a)	60,918
3,915	Clayton Williams Energy, Inc. (a)	189,408
3,000	Cloud Peak Energy, Inc. (a)	50,730
2,800	Delek U.S. Holdings, Inc.	49,252
9,300	Energy XXI Bermuda Ltd., (Bermuda)	290,997
10,200	EXCO Resources, Inc.	77,418
2,200	Georesources, Inc. (a)	80,542
5,648	Gulfport Energy Corp. (a)	116,518
10,075	McMoRan Exploration Co. (a)	127,650
6,496	Miller Energy Resources, Inc. (a)	32,480
6,200	Renewable Energy Group, Inc. (a)	46,066

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
3,600	Saratoga Resources, Inc. (a)	21,168
16,725	VAALCO Energy, Inc. (a)	144,337
16,100	W&T Offshore, Inc.	246,330
10,500	Warren Resources, Inc. (a)	25,200
14,500	Western Refining, Inc.	322,915
2,400	World Fuel Services Corp.	91,272

		2,035,281

	Total Energy	3,122,803

	Financials — 21.0%
	Capital Markets — 0.6%
14,300	BGC Partners, Inc., Class A	83,941
13,191	Cowen Group, Inc., Class A (a)	35,088
2,800	Gladstone Capital Corp.	22,092
9,700	Knight Capital Group, Inc., Class A (a)	115,818
4,239	Manning & Napier, Inc.	60,321
2,100	Piper Jaffray Cos. (a)	49,203
1,155	Prospect Capital Corp.	13,156
6,007	SWS Group, Inc. (a)	32,017

		411,636

	Commercial Banks — 5.9%
300	Alliance Financial Corp.	10,302
2,900	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	62,147
11,100	BBCN Bancorp, Inc. (a)	120,879
1,100	Bridge Bancorp, Inc.	25,949
1,007	Cascade Bancorp (a)	5,972
6,500	Cathay General Bancorp	107,315
1,200	Center Bancorp, Inc.	13,500
3,700	Citizens & Northern Corp.	70,485
5,900	Citizens Republic Bancorp, Inc. (a)	101,067
3,125	City Holding Co.	105,281
4,400	Community Bank System, Inc.	119,328
1,240	Community Trust Bancorp, Inc.	41,528
3,100	East West Bancorp, Inc.	72,726
288	Enterprise Financial Services Corp.	3,156
4,000	Financial Institutions, Inc.	67,520
2,273	First Busey Corp.	10,979
48,200	First Commonwealth Financial Corp.	324,386
4,800	First Community Bancshares, Inc.	69,264
5,811	First Financial Bancorp	92,860
3,700	First Merchants Corp.	46,102
4,057	First Niagara Financial Group, Inc.	31,036
12,200	FNB Corp.	132,614
28,425	Hanmi Financial Corp. (a)	297,894

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
600	Heartland Financial USA, Inc.	14,400
3,800	Huntington Bancshares, Inc.	24,320
975	Iberiabank Corp.	49,189
3,110	International Bancshares Corp.	60,707
2,131	Lakeland Bancorp, Inc.	22,418
1,700	Lakeland Financial Corp.	45,611
3,400	MainSource Financial Group, Inc.	40,222
3,100	MetroCorp Bancshares, Inc. (a)	33,077
1,200	National Bankshares, Inc.	36,144
1,700	NBT Bancorp, Inc.	36,703
10,300	Oriental Financial Group, Inc.	114,124
4,600	PacWest Bancorp	108,882
5,319	Park Sterling Corp. (a)	25,052
2,500	Peoples Bancorp, Inc.	54,950
8,100	Pinnacle Financial Partners, Inc. (a)	158,031
2,300	Preferred Bank (a)	30,728
2,000	Prosperity Bancshares, Inc.	84,060
500	Renasant Corp.	7,855
1,363	Republic Bancorp, Inc., Class A	30,327
4,650	Sierra Bancorp	46,035
2,007	Southside Bancshares, Inc.	45,117
12,935	Southwest Bancorp, Inc. (a)	121,718
11,300	Susquehanna Bancshares, Inc.	116,390
1,800	SVB Financial Group (a)	105,696
2,200	WesBanco, Inc.	46,772
3,600	West Bancorp, Inc.	34,236
55,800	Wilshire Bancorp, Inc. (a)	305,784

		3,730,838

	Consumer Finance — 2.2%
9,600	Cash America International, Inc.	422,784
15,646	DFC Global Corp. (a)	288,356
6,200	Nelnet, Inc., Class A	142,600
7,825	World Acceptance Corp. (a)	514,885

		1,368,625

	Diversified Financial Services — 0.7%
23,800	PHH Corp. (a)	416,024

	Insurance — 2.3%
35,100	American Equity Investment Life Holding Co.	386,451
3,700	American Safety Insurance Holdings Ltd. (a)	69,375
6,125	Aspen Insurance Holdings Ltd., (Bermuda)	177,013
45,000	CNO Financial Group, Inc.	351,000
5,200	Flagstone Reinsurance Holdings S.A., (Luxembourg)	41,652
1,400	Horace Mann Educators Corp.	24,472

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
9,275	Meadowbrook Insurance Group, Inc.	81,527
1,200	Montpelier Re Holdings Ltd., (Bermuda)	25,548
14,900	National Financial Partners Corp. (a)	199,660
4,400	Selective Insurance Group, Inc.	76,604

		1,433,302

	Real Estate Investment Trusts (REITs) — 8.3%
800	Agree Realty Corp.	17,704
3,683	American Campus Communities, Inc.	165,661
65,900	Anworth Mortgage Asset Corp.	464,595
14,300	Ashford Hospitality Trust, Inc.	120,549
8,300	Associated Estates Realty Corp.	124,085
12,400	CapLease, Inc.	51,460
37,300	Capstead Mortgage Corp.	518,843
12,100	CBL & Associates Properties, Inc.	236,434
6,400	Chesapeake Lodging Trust	110,208
2,864	Colonial Properties Trust	63,409
9,700	Coresite Realty Corp.	250,454
24,275	DCT Industrial Trust, Inc.	152,932
7,900	DDR Corp.	115,656
2,600	EastGroup Properties, Inc.	138,580
21,700	Education Realty Trust, Inc.	240,436
35,400	First Industrial Realty Trust, Inc. (a)	446,748
7,200	Glimcher Realty Trust	73,584
1,250	Home Properties, Inc.	76,700
5,200	LaSalle Hotel Properties	151,528
42,209	Lexington Realty Trust	357,510
3,300	LTC Properties, Inc.	119,724
1,200	Mission West Properties, Inc.	10,344
29,000	Omega Healthcare Investors, Inc.	652,500
2,700	Parkway Properties, Inc.	30,888
17,925	Pennsylvania Real Estate Investment Trust	268,517
1,975	PS Business Parks, Inc.	133,747
2,400	Ramco-Gershenson Properties Trust	30,168
1,821	Senior Housing Properties Trust	40,645
1,200	Sun Communities, Inc.	53,088

		5,216,697

	Thrifts & Mortgage Finance — 1.0%
2,438	BankFinancial Corp.	18,358
1,900	BofI Holding, Inc. (a)	37,544
2,600	Dime Community Bancshares, Inc.	34,554
2,400	OceanFirst Financial Corp.	34,464
26,308	Ocwen Financial Corp. (a)	494,064
5,500	Trustco Bank Corp.	30,030

		649,014

	Total Financials	13,226,136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 14.1%
	Biotechnology — 5.3%
28,800	Achillion Pharmaceuticals, Inc. (a) (m)	178,560
7,900	Acorda Therapeutics, Inc. (a) (m)	186,124
5,600	Affymax, Inc. (a)	72,128
24,100	Ariad Pharmaceuticals, Inc. (a)	414,761
8,100	BioCryst Pharmaceuticals, Inc. (a)	32,238
5,800	Celldex Therapeutics, Inc. (a)	30,102
11,400	ChemoCentryx, Inc. (a)	171,000
11,200	Genomic Health, Inc. (a)	374,080
15,800	Halozyme Therapeutics, Inc. (a)	139,988
11,100	Incyte Corp., Ltd. (a)	251,970
4,200	Ironwood Pharmaceuticals, Inc. (a)	57,876
3,100	Medivation, Inc. (a)	283,340
10,100	Momenta Pharmaceuticals, Inc. (a)	136,552
13,300	Pharmacyclics, Inc. (a)	726,313
7,700	Progenics Pharmaceuticals, Inc. (a)	75,306
1,700	Raptor Pharmaceutical Corp. (a)	9,503
13,400	Spectrum Pharmaceuticals, Inc. (a)	208,504

		3,348,345

	Health Care Equipment & Supplies — 2.8%
17,450	Cantel Medical Corp.	475,512
7,900	DynaVox, Inc., Class A (a)	8,848
16,600	Greatbatch, Inc. (a)	376,986
8,400	Insulet Corp. (a)	179,508
9,400	Invacare Corp.	145,042
6,000	Orthofix International N.V., (Netherlands) (a)	247,500
3,800	PhotoMedex, Inc. (a)	46,170
35,700	RTI Biologics, Inc. (a)	134,232
3,200	Sirona Dental Systems, Inc. (a)	144,032

		1,757,830

	Health Care Providers & Services — 3.9%
7,244	Almost Family, Inc. (a)	161,831
20,713	AmSurg Corp. (a)	620,976
15,200	Five Star Quality Care, Inc. (a)	46,664
9,800	HMS Holdings Corp. (a)	326,438
33,600	Metropolitan Health Networks, Inc. (a)	321,552
5,900	Molina Healthcare, Inc. (a)	138,414
3,700	Owens & Minor, Inc.	113,331
38,600	Skilled Healthcare Group, Inc., Class A (a)	242,408
18,000	Sun Healthcare Group, Inc. (a)	150,660
2,900	Triple-S Management Corp., Class B (a)	53,012
5,500	WellCare Health Plans, Inc. (a)	291,500

		2,466,786

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.8%
2,900	Computer Programs & Systems, Inc.	165,938
22,000	MedAssets, Inc. (a)	295,900

		461,838

	Life Sciences Tools & Services — 0.1%
7,000	Cambrex Corp. (a)	65,870

	Pharmaceuticals — 1.2%
9,700	Impax Laboratories, Inc. (a)	196,619
3,700	Jazz Pharmaceuticals plc, (Ireland) (a)	166,537
2,800	Medicis Pharmaceutical Corp., Class A	95,620
3,800	Par Pharmaceutical Cos., Inc. (a)	137,332
2,100	Salix Pharmaceuticals Ltd. (a)	114,324
2,400	ViroPharma, Inc. (a)	56,880

		767,312

	Total Health Care	8,867,981

	Industrials — 15.5%
	Aerospace & Defense — 1.9%
1,750	Ceradyne, Inc.	44,887
1,100	Curtiss-Wright Corp.	34,155
4,600	Esterline Technologies Corp. (a)	286,810
35,700	GenCorp, Inc. (a)	232,407
6,400	LMI Aerospace, Inc. (a)	111,232
9,100	Triumph Group, Inc.	512,057

		1,221,548

	Air Freight & Logistics — 0.6%
6,900	Atlas Air Worldwide Holdings, Inc. (a)	300,219
3,100	Park-Ohio Holdings Corp. (a)	58,993

		359,212

	Airlines — 1.3%
15,600	Alaska Air Group, Inc. (a)	560,040
1,905	Hawaiian Holdings, Inc. (a)	12,402
22,000	Republic Airways Holdings, Inc. (a)	122,100
9,700	U.S. Airways Group, Inc. (a)	129,301

		823,843

	Building Products — 0.0% (g)
975	Gibraltar Industries, Inc. (a)	10,120

	Commercial Services & Supplies — 3.1%
2,000	Asset Acceptance Capital Corp. (a)	13,600
71,300	Cenveo, Inc. (a)	137,609
1,100	Courier Corp.	14,575
23,050	Deluxe Corp.	574,867
16,600	Encore Capital Group, Inc. (a)	491,692
2,200	Herman Miller, Inc.	40,744

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
9,800	Knoll, Inc.	131,516
2,100	Portfolio Recovery Associates, Inc. (a)	191,646
12,798	Quad/Graphics, Inc.	184,035
1,500	Team, Inc. (a)	46,770
1,000	UniFirst Corp.	63,750
3,300	United Stationers, Inc.	88,935

		1,979,739

	Construction & Engineering — 0.8%
2,200	Argan, Inc.	30,756
9,175	EMCOR Group, Inc.	255,249
9,700	MasTec, Inc. (a)	145,888
2,100	Michael Baker Corp. (a)	54,789
2,800	Tutor Perini Corp. (a)	35,476

		522,158

	Electrical Equipment — 1.7%
5,100	Acuity Brands, Inc. (m)	259,641
5,900	EnerSys (a)	206,913
5,000	Generac Holdings, Inc. (a)	120,300
7,300	Regal-Beloit Corp.	454,498

		1,041,352

	Industrial Conglomerates — 0.1%
800	Standex International Corp.	34,056

	Machinery — 3.8%
10,000	Actuant Corp., Class A (m)	271,600
4,800	Barnes Group, Inc.	116,592
4,000	Columbus McKinnon Corp. (a)	60,360
11,400	EnPro Industries, Inc. (a)	426,018
12,900	Federal Signal Corp. (a)	75,336
700	FreightCar America, Inc.	16,079
5,400	Kadant, Inc. (a)	126,630
2,500	LB Foster Co., Class A	71,525
1,600	NACCO Industries, Inc., Class A	186,000
8,000	NN, Inc. (a)	81,680
900	Proto Labs, Inc. (a)	25,884
3,100	Rexnord Corp. (a)	62,124
2,166	Robbins & Myers, Inc.	90,582
7,900	Trimas Corp. (a)	158,790
7,350	Wabtec Corp.	573,374
1,000	Watts Water Technologies, Inc., Class A	33,340

		2,375,914

	Professional Services — 0.2%
1,600	GP Strategies Corp. (a)	29,552
4,700	Kelly Services, Inc., Class A	60,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
800	RPX Corp. (a)	11,480
1,100	VSE Corp.	26,169

		127,878

	Road & Rail — 0.7%
2,100	Avis Budget Group, Inc. (a)	31,920
1,200	Dollar Thrifty Automotive Group, Inc. (a)	97,152
18,100	Quality Distribution, Inc. (a)	200,729
12,700	Swift Transportation Co. (a)	120,015

		449,816

	Trading Companies & Distributors — 1.1%
6,775	Applied Industrial Technologies, Inc.	249,659
2,700	Beacon Roofing Supply, Inc. (a)	68,094
1,400	Interline Brands, Inc. (a)	35,098
3,400	MRC Global, Inc. (a)	72,352
8,600	SeaCube Container Leasing Ltd.	146,802
2,700	United Rentals, Inc. (a)	91,908

		663,913

	Transportation Infrastructure — 0.2%
10,800	Wesco Aircraft Holdings, Inc. (a)	137,484

	Total Industrials	9,747,033

	Information Technology — 14.5%
	Communications Equipment — 1.4%
19,782	Arris Group, Inc. (a)	275,168
10,159	Aviat Networks, Inc. (a)	28,445
5,950	Black Box Corp.	170,765
5,400	CalAmp Corp. (a)	39,582
3,300	Comtech Telecommunications Corp.	94,314
1,800	NETGEAR, Inc. (a)	62,118
1,800	Oplink Communications, Inc. (a)	24,354
4,200	Plantronics, Inc.	140,280
7,400	Polycom, Inc. (a)	77,848

		912,874

	Computers & Peripherals — 0.4%
3,800	Fusion-io, Inc. (a)	79,382
2,725	Imation Corp. (a)	16,105
2,500	Synaptics, Inc. (a)	71,575
4,800	Xyratex Ltd., (United Kingdom)	54,288

		221,350

	Electronic Equipment, Instruments & Components — 1.5%
3,300	Audience, Inc. (a)	63,624
1,277	Brightpoint, Inc. (a)	6,908
1,500	FEI Co. (a)	71,760

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
3,900	Insight Enterprises, Inc. (a)	65,637
4,200	Key Tronic Corp. (a)	34,608
2,100	Littelfuse, Inc.	119,469
1,000	Measurement Specialties, Inc. (a)	32,510
5,700	Newport Corp. (a)	68,514
1,600	Plexus Corp. (a)	45,120
7,000	RadiSys Corp. (a)	43,960
9,900	SYNNEX Corp. (a)	341,451
5,300	TTM Technologies, Inc. (a)	49,873

		943,434

	Internet Software & Services — 1.0%
8,300	Active Network, Inc. (The) (a) (m)	127,737
2,400	Bazaarvoice, Inc. (a)	43,680
2,100	Demandware, Inc. (a)	49,749
1,500	ExactTarget, Inc. (a)	32,790
86,759	United Online, Inc.	366,123

		620,079

	IT Services — 2.1%
6,600	CACI International, Inc., Class A (a)	363,132
2,825	CSG Systems International, Inc. (a)	48,816
2,975	Gartner, Inc. (a)	128,074
5,700	Global Cash Access Holdings, Inc. (a)	41,097
1,700	ManTech International Corp., Class A	39,899
1,600	MAXIMUS, Inc.	82,800
2,900	TeleTech Holdings, Inc. (a)	46,400
2,800	Unisys Corp. (a)	54,740
4,200	Vantiv, Inc., Class A (a)	97,818
5,702	VeriFone Systems, Inc. (a)	188,679
3,300	Wright Express Corp. (a)	203,676

		1,295,131

	Semiconductors & Semiconductor Equipment — 3.9%
20,275	Amkor Technology, Inc. (a)	98,942
5,600	Brooks Automation, Inc.	52,864
17,425	Cirrus Logic, Inc. (a)	520,659
17,406	Entegris, Inc. (a)	148,647
9,100	Entropic Communications, Inc. (a)	51,324
54,500	GT Advanced Technologies, Inc. (a)	287,760
4,200	Integrated Silicon Solution, Inc. (a)	42,378
7,300	Intermolecular, Inc. (a)	56,575
54,000	Kulicke & Soffa Industries, Inc. (a)	481,680
10,100	Lattice Semiconductor Corp. (a)	38,077
1,500	M/A-COM Technology Solutions Holdings, Inc. (a)	27,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
3,175	Micrel, Inc.	30,258
5,700	Photronics, Inc. (a)	34,770
22,900	PMC-Sierra, Inc. (a)	140,606
16,000	Skyworks Solutions, Inc. (a)	437,920

		2,450,210

	Software — 4.2%
5,984	Actuate Corp. (a) (m)	41,469
20,650	Aspen Technology, Inc. (a)	478,048
5,600	Ebix, Inc.	111,720
5,100	Envivio, Inc. (a)	32,691
10,200	Glu Mobile, Inc. (a)	56,610
1,200	Guidewire Software, Inc. (a)	33,744
600	Imperva, Inc. (a)	17,292
2,900	Infoblox, Inc. (a)	66,497
17,014	JDA Software Group, Inc. (a)	505,146
1,000	Jive Software, Inc. (a)	20,990
1,500	Manhattan Associates, Inc. (a)	68,565
2,800	Monotype Imaging Holdings, Inc. (a)	46,956
3,200	Netscout Systems, Inc. (a)	69,088
7,340	Parametric Technology Corp. (a)	153,846
4,600	Progress Software Corp. (a)	96,002
800	Proofpoint, Inc. (a)	13,560
6,300	Quest Software, Inc. (a)	175,455
1,300	Rovi Corp. (a)	25,506
3,900	SS&C Technologies Holdings, Inc. (a)	97,500
17,000	Take-Two Interactive Software, Inc. (a)	160,820
8,600	TeleNav, Inc. (a)	52,718
3,600	TIBCO Software, Inc. (a)	107,712
4,900	VirnetX Holding Corp. (a)	172,725
3,700	Websense, Inc. (a)	69,301

		2,673,961

	Total Information Technology	9,117,039

	Materials — 4.7%
	Chemicals — 1.9%
700	FutureFuel Corp.	7,357
9,800	Georgia Gulf Corp.	251,566
4,500	H.B. Fuller Co.	138,150
900	Innospec, Inc. (a)	26,649
6,400	Koppers Holdings, Inc.	217,600
11,400	Omnova Solutions, Inc. (a)	85,956
9,600	PolyOne Corp.	131,328
7,200	Solutia, Inc.	201,960
4,200	TPC Group, Inc. (a)	155,190

		1,215,756

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction Materials — 0.2%
23,015	Headwaters, Inc. (a)	118,527

	Containers & Packaging — 0.7%
4,000	Boise, Inc.	26,320
23,200	Graphic Packaging Holding Co. (a)	127,600
5,875	Rock-Tenn Co., Class A	320,481

		474,401

	Metals & Mining — 1.4%
10,000	Coeur d’Alene Mines Corp. (a)	175,600
5,300	Hecla Mining Co.	25,175
32,400	Noranda Aluminum Holding Corp.	257,904
11,100	Revett Minerals, Inc. (a)	36,519
10,000	U.S. Silica Holdings, Inc. (a)	112,600
12,500	Worthington Industries, Inc.	255,875

		863,673

	Paper & Forest Products — 0.5%
11,075	Buckeye Technologies, Inc.	315,527

	Total Materials	2,987,884

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
135,100	Cincinnati Bell, Inc. (a)	502,572
5,200	Consolidated Communications Holdings, Inc.	76,960
400	IDT Corp., Class B	3,924
19,900	Premiere Global Services, Inc. (a)	166,961
24,600	Vonage Holdings Corp. (a)	49,446

	Total Telecommunication Services	799,863

	Utilities — 3.2%
	Electric Utilities — 2.3%
9,425	El Paso Electric Co.	312,533
3,300	Empire District Electric Co. (The)	69,630
5,500	IDACORP, Inc.	231,440
1,900	MGE Energy, Inc.	89,870
22,475	Portland General Electric Co.	599,184
2,325	UNS Energy Corp.	89,303
1,900	Westar Energy, Inc.	56,905

		1,448,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
419	AGL Resources, Inc. (m)	16,236
900	Chesapeake Utilities Corp.	39,348
1,900	Laclede Group, Inc. (The)	75,639
4,600	New Jersey Resources Corp.	200,606
1,400	Northwest Natural Gas Co.	66,640
2,600	Southwest Gas Corp.	113,490
1,700	WGL Holdings, Inc.	67,575

		579,534

	Independent Power Producers & Energy Traders — 0.0% (g)
400	Genie Energy Ltd., Class B	3,108

	Water Utilities — 0.0% (g)
900	Artesian Resources Corp., Class A	19,386

	Total Utilities	2,050,893

	Total Common Stocks (Cost $48,636,680)	61,427,916

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
240,000	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $240,346)	240,319

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
757,589	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $757,589)	757,589

	Total Investments — 99.1% (Cost $49,634,615)	62,425,824
	Other Assets in Excess of Liabilities — 0.9%	557,542

	NET ASSETS — 100.0%	$62,983,366

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	E-mini Russell 2000	09/21/12	$1,590,800	$43,056

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$61,668,235
Investments in affiliates, at value	757,589

Total investment securities, at value	62,425,824
Receivables:
Investment securities sold	1,280,558
Portfolio shares sold	58,242
Interest and dividends from non-affiliates	62,400
Dividends from affiliates	157
Variation margin on futures contracts	27,978

Total Assets	63,855,159

LIABILITIES:
Payables:
Due to custodian	30,600
Investment securities purchased	655,977
Portfolio shares redeemed	113,343
Accrued liabilities:
Investment advisory fees	32,054
Administration fees	4,263
Distribution fees	373
Custodian and accounting fees	6,570
Trustees’ and Chief Compliance Officer’s fees	37
Other	28,576

Total Liabilities	871,793

Net Assets	$62,983,366

NET ASSETS:
Paid-in-capital	$56,789,627
Accumulated undistributed net investment income	147,079
Accumulated net realized gains (losses)	(6,787,605)
Net unrealized appreciation (depreciation)	12,834,265

Total Net Assets	$62,983,366

Net Assets:
Class 1	$61,095,077
Class 2	1,888,289

Total	$62,983,366

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,971,119
Class 2	123,180

Net Asset Value, offering and redemption price per share (a):
Class 1	$15.38
Class 2	15.33

Cost of investments in non-affiliates	$48,877,026
Cost of investments in affiliates	757,589

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$433,709
Dividend income from affiliates	1,137
Interest income from non-affiliates	182

Total investment income	435,028

EXPENSES:
Investment advisory fees	206,234
Administration fees	27,633
Distribution fees — Class 2	2,361
Custodian and accounting fees	18,128
Professional fees	24,102
Trustees’ and Chief Compliance Officer’s fees	343
Printing and mailing costs	6,037
Transfer agent fees	4,403
Other	5,359

Total expenses	294,600

Less amounts waived	(1,485)

Net expenses	293,115

Net investment income (loss)	141,913

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,654,071
Futures	63,114

Net realized gain (loss)	2,717,185

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,111,964
Futures	31,004

Change in net unrealized appreciation (depreciation)	2,142,968

Net realized/unrealized gains (losses)	4,860,153

Change in net assets resulting from operations	$5,002,066

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$141,913	$145,962
Net realized gain (loss)	2,717,185	2,924,708
Change in net unrealized appreciation (depreciation)	2,142,968	(5,944,885)

Change in net assets resulting from operations	5,002,066	(2,874,215)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(127,898)	(83,140)

Total distributions to shareholders	(127,898)	(83,140)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,061,587)	(9,222,762)

NET ASSETS:
Change in net assets	2,812,581	(12,180,117)
Beginning of period	60,170,785	72,350,902

End of period	$62,983,366	$60,170,785

Accumulated undistributed net investment income	$147,079	$133,064

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$5,334,629	$11,467,229
Dividends and distributions reinvested	127,898	83,140
Cost of shares redeemed	(7,499,875)	(20,630,854)

Change in net assets from Class 1 capital transactions	$(2,037,348)	$(9,080,485)

Class 2
Proceeds from shares issued	$60,263	$114,974
Cost of shares redeemed	(84,502)	(257,251)

Change in net assets from Class 2 capital transactions	$(24,239)	$(142,277)

Total change in net assets from capital transactions	$(2,061,587)	$(9,222,762)

SHARE TRANSACTIONS:
Class 1
Issued	343,987	779,981
Reinvested	8,284	5,222
Redeemed	(487,981)	(1,383,093)

Change in Class 1 Shares	(135,710)	(597,890)

Class 2
Issued	4,020	7,935
Redeemed	(5,554)	(17,056)

Change in Class 2 Shares	(1,534)	(9,121)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (e)
Class 1
Six Months Ended June 30, 2012 (Unaudited)	$14.22	$0.04	(f)	$1.15	$1.19	$(0.03)	$—	$(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—
Year Ended December 31, 2009	9.84	0.05		2.11	2.16	(0.08)	(0.16)	(0.24)
Year Ended December 31, 2008	16.06	0.04		(4.73)	(4.69)	(0.03)	(1.50)	(1.53)
Year Ended December 31, 2007	17.82	0.02		(0.95)	(0.93)	— (g)	(0.83)	(0.83)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	14.16	0.02	(f)	1.15	1.17	—	—	—
Year Ended December 31, 2011	14.91	—	(g)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—
April 24, 2009 (h) through December 31, 2009	9.03	0.01		2.73	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(f)	Reflects a special dividend paid out during the period by one of the Portfolio’s holdings. Had the Portfolio not received the special dividend the net investment income (loss) per share would have been $0.02 and less than $0.01 for Class 1 and Class 2 Shares, respectively and the net investment income (loss) ratio would have been 0.20% and (0.05)% for Class 1 and Class 2 Shares, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.38	8.38%	$61,095,077	0.92%	0.45	%(f)	0.92%	25%
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45
11.76	22.58	56,761,095	0.98	0.42		1.34	55
9.84	(31.98)	49,825,124	1.08	0.29		1.15	45
16.06	(5.67)	82,402,308	1.15	0.14		1.15	44

15.33	8.26	1,888,289	1.17	0.21	(f)	1.17	25
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45
11.76	30.37	901,951	1.17	0.26		1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$62,185,505	$240,319	$—	$62,425,824

Appreciation in Other Financial Instruments
Futures Contracts	$43,056	$—	$—	$43,056

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2012:

Futures Contracts:
Average Notional Balance Long	$1,887,553
Ending Notional Balance Long	1,590,800

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 was $1,485.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$15,475,636	$17,371,078

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$49,634,615	$15,829,379	$3,038,170	$12,791,209

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	2017		Total
$3,531,122	$4,090,358	*	$7,621,480

*	This amount includes $690,210 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,083.80	$4.77	0.92%
Hypothetical	1,000.00	1,020.29	4.62	0.92
Class 2
Actual	1,000.00	1,082.60	6.06	1.17
Hypothetical	1,000.00	1,019.05	5.87	1.17

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

23	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITSCCP-612

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2012 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The six months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the six months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the six months ended June 30, 2012 and U.S. stocks finished the six-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 9.5% versus the 3.4% and 4.1% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all market capitalizations.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.98%
S&P 500 Index	9.49%

Net Assets as of 6/30/2012	$77,545,694

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. stocks were buoyed early in the reporting period by improving economic data, as durable goods consumption, equipment and software spending and vehicle sales showed positive trends. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of economic contagion triggered a decline in stock prices in the second quarter of 2012. In addition, disappointing employment data in June raised questions about the sustainability of economic growth in the United States. Accordingly, the U.S. Federal Reserve maintained their commitment to keep interest rates low for the foreseeable future, with many investors anticipating additional rounds of quantitative easing. In the end, the S&P 500 Index (the “Benchmark”) finished the six months ended June 30, 2012 with a 9.49% gain.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2012. The Portfolio’s stock selection in the auto and transportation and consumer staples sectors was the main detractor from relative performance. The Portfolio’s stock selection in the systems hardware and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in Johnson Controls, Inc., Humana, Inc. and General Motors Co. Shares of auto and truck parts manufacturer Johnson Controls, Inc. declined after the company lowered its forecast for earnings. Shares of Humana, Inc. declined after the insurance company reported disappointing quarterly results. Shares of car manufacturer General Motors Co. declined due to scheduled downtime in several of its truck manufacturing plants, weakness in Europe and concerns over slowing global growth.

An individual contributor to relative performance was the Portfolio’s overweight position versus the Benchmark in Vertex Pharmaceuticals, Inc. Shares of the biotechnology company rose after favorable results for its cystic fibrosis drug treatment in a phase 2 study. The Portfolio’s underweight positions versus the Benchmark in Hewlett-Packard Co. and McDonald’s Corp. also contributed to relative performance as both of these stocks underperformed their sector peers. Shares of Hewlett-Packard Co. were hurt by concerns about the company’s declining earnings, while slowing economic growth in Europe weighed on shares of McDonald’s Corp.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio had modest overweights versus the Benchmark in the auto and transportation and insurance sectors. The Portfolio had modest underweights versus the Benchmark in the real estate investment trusts and industrial cyclical sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.4%
2.	Time Warner, Inc.	3.1
3.	Wells Fargo & Co.	2.8
4.	Microsoft Corp.	2.7
5.	Occidental Petroleum Corp.	2.6
6.	Merck & Co., Inc.	2.5
7.	United Technologies Corp.	1.8
8.	Exxon Mobil Corp.	1.8
9.	Pfizer, Inc.	1.8
10.	Oracle Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.2%
Consumer Discretionary	16.8
Financials	13.9
Health Care	13.8
Energy	11.3
Industrials	10.0
Consumer Staples	6.9
Telecommunication Services	2.7
Materials	2.3
Utilities	2.3
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Portfolio’s composition is subject to change.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	8.98%	2.64%	1.29%	5.27%
CLASS 2 SHARES	8/16/06	8.79	2.38	1.03	5.11

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 16.7%
	Auto Components — 1.3%
36,951	Johnson Controls, Inc.	1,023,912

	Automobiles — 1.2%
47,500	General Motors Co. (a)	936,700

	Hotels, Restaurants & Leisure — 0.9%
12,340	Carnival Corp.	422,892
4,672	Yum! Brands, Inc.	300,970

		723,862

	Household Durables — 1.3%
10,270	D.R. Horton, Inc.	188,763
6,970	Lennar Corp., Class A	215,443
290	NVR, Inc. (a)	246,500
20,150	PulteGroup, Inc. (a)	215,605
3,640	Ryland Group, Inc. (The)	93,111

		959,422

	Internet & Catalog Retail — 1.3%
3,780	Amazon.com, Inc. (a)	863,163
3,500	Expedia, Inc.	168,245

		1,031,408

	Media — 5.8%
16,460	CBS Corp. (Non-Voting), Class B	539,559
36,260	Comcast Corp., Class A	1,159,232
5,400	DIRECTV, Class A (a)	263,628
1,590	Time Warner Cable, Inc.	130,539
62,395	Time Warner, Inc.	2,402,207

		4,495,165

	Multiline Retail — 0.7%
2,333	Kohl’s Corp.	106,128
7,530	Target Corp.	438,171

		544,299

	Specialty Retail — 2.8%
1,610	AutoZone, Inc. (a)	591,144
15,120	Home Depot, Inc. (The)	801,209
23,380	Lowe’s Cos., Inc.	664,927
2,780	TJX Cos., Inc.	119,345

		2,176,625

	Textiles, Apparel & Luxury Goods — 1.4%
4,490	Coach, Inc.	262,575
2,590	Lululemon Athletica, Inc., (Canada) (a)	154,442
1,090	Nike, Inc., Class B	95,680
4,090	V.F. Corp.	545,811

		1,058,508

	Total Consumer Discretionary	12,949,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.8%
	Beverages — 1.7%
15,790	Coca-Cola Co. (The)	1,234,620
1,410	PepsiCo, Inc.	99,631

		1,334,251

	Food & Staples Retailing — 0.3%
3,990	Walgreen Co.	118,024
1,330	Wal-Mart Stores, Inc.	92,728

		210,752

	Food Products — 1.5%
3,490	Archer-Daniels-Midland Co.	103,025
9,238	General Mills, Inc.	356,032
18,880	Kraft Foods, Inc., Class A	729,146

		1,188,203

	Household Products — 2.0%
2,280	Clorox Co. (The)	165,209
3,400	Colgate-Palmolive Co.	353,940
16,277	Procter & Gamble Co. (The)	996,966

		1,516,115

	Tobacco — 1.3%
430	Lorillard, Inc.	56,738
11,350	Philip Morris International, Inc.	990,401

		1,047,139

	Total Consumer Staples	5,296,460

	Energy — 11.2%
	Energy Equipment & Services — 2.4%
3,510	Baker Hughes, Inc.	144,261
980	Cameron International Corp. (a)	41,856
7,490	Ensco plc, (United Kingdom), Class A	351,805
4,650	Halliburton Co.	132,014
18,118	Schlumberger Ltd.	1,176,039

		1,845,975

	Oil, Gas & Consumable Fuels — 8.8%
7,210	Anadarko Petroleum Corp.	477,302
4,900	Chevron Corp.	516,950
10,000	EOG Resources, Inc.	901,100
1,930	EQT Corp.	103,506
16,025	Exxon Mobil Corp.	1,371,259
10,100	Kinder Morgan, Inc.	325,422
1,810	Marathon Petroleum Corp.	81,305
23,152	Occidental Petroleum Corp.	1,985,747
8,360	Peabody Energy Corp.	204,987
5	Phillips 66 (a)	166

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
3,770	Pioneer Natural Resources Co.	332,552
1,120	Range Resources Corp.	69,295
3,640	Southwestern Energy Co. (a)	116,225
4,790	Valero Energy Corp.	115,679
9,020	Williams Cos., Inc. (The)	259,956

		6,861,451

	Total Energy	8,707,426

	Financials — 13.8%
	Capital Markets — 2.7%
6,890	Ameriprise Financial, Inc.	360,072
9,176	Goldman Sachs Group, Inc. (The)	879,611
16,440	Invesco Ltd.	371,544
10,521	Morgan Stanley	153,501
1,790	State Street Corp.	79,906
16,985	TD Ameritrade Holding Corp.	288,745

		2,133,379

	Commercial Banks — 3.4%
3,510	Huntington Bancshares, Inc.	22,464
10,470	SunTrust Banks, Inc.	253,688
8,422	U.S. Bancorp	270,851
63,763	Wells Fargo & Co.	2,132,235

		2,679,238

	Consumer Finance — 0.8%
5,960	American Express Co.	346,932
4,390	Capital One Financial Corp.	239,957

		586,889

	Diversified Financial Services — 3.5%
111,279	Bank of America Corp.	910,262
23,474	Citigroup, Inc.	643,423
3,487	CME Group, Inc.	934,900
1,140	IntercontinentalExchange, Inc. (a)	155,017
1,990	NYSE Euronext	50,904

		2,694,506

	Insurance — 3.2%
9,058	ACE Ltd., (Switzerland)	671,470
4,490	Axis Capital Holdings Ltd., (Bermuda)	146,149
1,010	Everest Re Group Ltd., (Bermuda)	104,525
2,020	Hartford Financial Services Group, Inc.	35,613
34,670	MetLife, Inc.	1,069,569
8,444	Prudential Financial, Inc.	408,943
2,610	XL Group plc, (Ireland)	54,914

		2,491,183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.2%
2,120	American Tower Corp.	148,209

	Total Financials	10,733,404

	Health Care — 13.7%
	Biotechnology — 2.2%
6,750	Biogen Idec, Inc. (a)	974,565
6,299	Celgene Corp. (a)	404,144
5,860	Vertex Pharmaceuticals, Inc. (a)	327,691

		1,706,400

	Health Care Equipment & Supplies — 1.6%
1,930	Baxter International, Inc.	102,579
9,960	CareFusion Corp. (a)	255,773
17,209	Covidien plc, (Ireland)	920,682

		1,279,034

	Health Care Providers & Services — 3.7%
2,630	AMERIGROUP Corp. (a)	173,343
9,250	Cardinal Health, Inc.	388,500
8,090	Humana, Inc.	626,490
4,130	McKesson Corp.	387,187
21,930	UnitedHealth Group, Inc.	1,282,905

		2,858,425

	Pharmaceuticals — 6.2%
2,490	Abbott Laboratories	160,530
1,800	Allergan, Inc.	166,626
15,030	Johnson & Johnson	1,015,427
46,642	Merck & Co., Inc.	1,947,304
7,520	Mylan, Inc. (a)	160,702
59,082	Pfizer, Inc.	1,358,886

		4,809,475

	Total Health Care	10,653,334

	Industrials — 10.0%
	Aerospace & Defense — 2.8%
13,330	Honeywell International, Inc.	744,347
18,785	United Technologies Corp.	1,418,831

		2,163,178

	Building Products — 0.4%
21,610	Masco Corp.	299,731

	Construction & Engineering — 0.6%
10,180	Fluor Corp.	502,281

	Electrical Equipment — 1.0%
16,768	Emerson Electric Co.	781,053

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrial Conglomerates — 1.8%
720	3M Co.	64,512
17,820	General Electric Co.	371,369
17,480	Tyco International Ltd., (Switzerland)	923,818

		1,359,699

	Machinery — 1.2%
16,543	PACCAR, Inc.	648,320
3,820	SPX Corp.	249,523

		897,843

	Road & Rail — 1.8%
45,920	CSX Corp.	1,026,771
3,180	Union Pacific Corp.	379,406

		1,406,177

	Trading Companies & Distributors — 0.4%
1,770	W.W. Grainger, Inc.	338,495

	Total Industrials	7,748,457

	Information Technology — 18.1%
	Communications Equipment — 2.5%
63,023	Cisco Systems, Inc.	1,082,105
15,274	QUALCOMM, Inc.	850,456

		1,932,561

	Computers & Peripherals — 6.1%
7,128	Apple, Inc. (a)	4,162,751
7,290	EMC Corp. (a)	186,843
7,490	Hewlett-Packard Co.	150,624
5,510	NetApp, Inc. (a)	175,328
1,020	SanDisk Corp. (a)	37,210

		4,712,756

	Internet Software & Services — 1.0%
1,202	Google, Inc., Class A (a)	697,244
960	LinkedIn Corp., Class A (a)	102,019

		799,263

	IT Services — 1.3%
7,070	Cognizant Technology Solutions Corp., Class A (a)	424,200
3,330	Genpact Ltd., (Bermuda) (a)	55,378
760	MasterCard, Inc., Class A	326,884
1,430	Visa, Inc., Class A	176,791

		983,253

	Semiconductors & Semiconductor Equipment — 2.4%
20,080	Altera Corp.	679,507
6,260	Broadcom Corp., Class A (a)	211,588

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
8,950	Freescale Semiconductor Ltd. (a)	91,737
16,570	Lam Research Corp. (a)	625,352
9,820	Texas Instruments, Inc.	281,736

		1,889,920

	Software — 4.8%
3,370	Adobe Systems, Inc. (a)	109,087
1,770	Citrix Systems, Inc. (a)	148,574
67,733	Microsoft Corp.	2,071,953
45,440	Oracle Corp.	1,349,568
510	VMware, Inc., Class A (a)	46,430

		3,725,612

	Total Information Technology	14,043,365

	Materials — 2.3%
	Chemicals — 1.5%
6,750	Air Products & Chemicals, Inc.	544,927
10,430	E.I. du Pont de Nemours & Co.	527,445
2,674	Georgia Gulf Corp.	68,642

		1,141,014

	Containers & Packaging — 0.1%
3,130	Crown Holdings, Inc. (a)	107,953

	Metals & Mining — 0.7%
17,720	Alcoa, Inc.	155,050
6,890	Freeport-McMoRan Copper & Gold, Inc.	234,742
2,490	Walter Energy, Inc.	109,959

		499,751

	Total Materials	1,748,718

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
22,880	AT&T, Inc.	815,901
27,943	Verizon Communications, Inc.	1,241,787

	Total Telecommunication Services	2,057,688

	Utilities — 2.3%
	Electric Utilities — 1.2%
6,100	FirstEnergy Corp.	300,059
5,240	NextEra Energy, Inc.	360,564
4,950	NV Energy, Inc.	87,021
6,650	PPL Corp.	184,937

		932,581

	Gas Utilities — 0.1%
2,060	AGL Resources, Inc.	79,825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.0%
10,120	PG&E Corp.	458,132
3,930	Sempra Energy	270,699

		728,831

	Total Utilities	1,741,237

	Total Common Stocks (Cost $69,468,941)	75,679,990

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.8%
	Investment Company — 1.8%
1,381,930	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $1,381,930)	1,381,930

	Total Investments — 99.4% (Cost $70,850,871)	77,061,920
	Other Assets in Excess of Liabilities — 0.6%	483,774

	NET ASSETS — 100.0%	$77,545,694

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	09/21/12	$67,820	$2,393

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2012.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$75,679,990
Investments in affiliates, at value	1,381,930

Total investment securities, at value	77,061,920
Deposits at broker for futures contracts	40,000
Receivables:
Investment securities sold	604,849
Portfolio shares sold	456,969
Dividends from non-affiliates	109,682
Dividends from affiliates	141
Variation margin on futures contracts	1,700

Total Assets	78,275,261

LIABILITIES:
Payables:
Investment securities purchased	480,817
Portfolio shares redeemed	151,152
Accrued liabilities:
Investment advisory fees	33,773
Administration fees	4,662
Distribution fees	107
Custodian and accounting fees	6,772
Trustees’ and Chief Compliance Officer’s fees	157
Other	52,127

Total Liabilities	729,567

Net Assets	$77,545,694

NET ASSETS:
Paid-in-Capital	$99,610,580
Accumulated undistributed net investment income	465,734
Accumulated net realized gains (losses)	(28,744,062)
Net unrealized appreciation (depreciation)	6,213,442

Total Net Assets	$77,545,694

Net Assets:
Class 1	$77,001,890
Class 2	543,804

Total	$77,545,694

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	4,713,626
Class 2	33,431

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.34
Class 2	16.27

Cost of investments in non-affiliates	$69,468,941
Cost of investments in affiliates	1,381,930

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$785,953
Dividend income from affiliates	752

Total investment income	786,705

EXPENSES:
Investment advisory fees	218,516
Administration fees	34,605
Distribution fees — Class 2	461
Custodian and accounting fees	23,371
Interest expense to affiliates	2
Professional fees	23,872
Trustees’ and Chief Compliance Officer’s fees	430
Printing and mailing costs	16,304
Transfer agent fees	2,749
Other	6,083

Total expenses	326,393

Less amounts waived	(8,955)

Net expenses	317,438

Net investment income (loss)	469,267

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,682,967
Futures	14,701

Net realized gain (loss)	3,697,668

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,763,769
Futures	886

Change in net unrealized appreciation (depreciation)	2,764,655

Net realized/unrealized gains (losses)	6,462,323

Change in net assets resulting from operations	$6,931,590

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$469,267	$1,191,862
Net realized gain (loss)	3,697,668	13,838,917
Change in net unrealized appreciation (depreciation)	2,764,655	(16,142,004)

Change in net assets resulting from operations	6,931,590	(1,111,225)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,180,771)	(1,487,487)
Class 2
From net investment income	(6,619)	(174)

Total distributions to shareholders	(1,187,390)	(1,487,661)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,122,910)	(52,043,530)

NET ASSETS:
Change in net assets	(378,710)	(54,642,416)
Beginning of period	77,924,404	132,566,820

End of period	$77,545,694	$77,924,404

Accumulated undistributed net investment income	$465,734	$1,183,857

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,411,829	$3,800,102
Dividends and distributions reinvested	1,180,771	1,487,487
Cost of shares redeemed	(10,191,262)	(57,389,515)

Change in net assets from Class 1 capital transactions	$(6,598,662)	$(52,101,926)

Class 2
Proceeds from shares issued	$693,186	$58,270
Dividends and distributions reinvested	6,619	174
Cost of shares redeemed	(224,053)	(48)

Change in net assets from Class 2 capital transactions	$475,752	$58,396

Total change in net assets from capital transactions	$(6,122,910)	$(52,043,530)

SHARE TRANSACTIONS:
Class 1
Issued	148,693	252,092
Reinvested	71,389	92,679
Redeemed	(620,598)	(3,680,656)

Change in Class 1 Shares	(400,516)	(3,335,885)

Class 2
Issued	41,474	3,877
Reinvested	401	11
Redeemed	(13,480)	(3)

Change in Class 2 Shares	28,395	3,885

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2012 (Unaudited)	$15.22	$0.10	(e)	$1.27	$1.37	$(0.25)	$—	$(0.25)
Year Ended December 31, 2011	15.69	0.18	(e)	(0.46)	(0.28)	(0.19)	—	(0.19)
Year Ended December 31, 2010	13.93	0.16	(e)	1.73	1.89	(0.13)	—	(0.13)
Year Ended December 31, 2009	10.74	0.19		3.32	3.51	(0.32)	—	(0.32)
Year Ended December 31, 2008	18.34	0.22	(e)	(6.12)	(5.90)	(0.18)	(1.52)	(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57	1.75	(0.19)	(0.82)	(1.01)

Class 2
Six Months Ended June 30, 2012 (Unaudited)	15.18	0.08	(e)	1.26	1.34	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.65	0.14	(e)	(0.46)	(0.32)	(0.15)	—	(0.15)
Year Ended December 31, 2010	13.91	0.12	(e)	1.72	1.84	(0.10)	—	(0.10)
Year Ended December 31, 2009	10.71	0.13		3.35	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(e)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54	1.70	(0.18)	(0.82)	(1.00)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.34	8.98%	$77,001,890	0.80%	1.18%	0.82%	39%
15.22	(1.87)	77,847,972	0.79	1.15	0.79	70
15.69	13.58	132,548,805	0.79	1.10	0.82	75
13.93	33.68	150,671,602	0.80	1.45	0.91	88
10.74	(34.80)	123,301,034	0.76	1.50	0.78	93
18.34	10.45	290,232,687	0.73	1.12	0.73	116

16.27	8.79	543,804	1.05	0.96	1.07	39
15.18	(2.09)	76,432	1.04	0.94	1.05	70
15.65	13.28	18,015	1.04	0.86	1.07	75
13.91	33.34	15,902	1.05	1.21	1.17	88
10.71	(34.94)	11,930	1.01	1.30	1.04	93
18.28	10.12	18,421	0.99	0.85	0.99	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Portfolio’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Portfolio’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$77,061,920	$—	$—	$77,061,920

Appreciation in Other Financial Instruments
Futures Contracts	$2,393	$—	$—	$2,393

(a)	All Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2012.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2012:

Futures Contracts:
Average Notional Balance Long	$169,017
Ending Notional Balance Long	67,820

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2012, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets, not withstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the six months ended June 30, 2012, the Advisor contractually waived fees for the Portfolio in the amount of $8,089. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2012 was $866.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2012, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2012, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$30,461,265	$37,580,157

During the six months ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$70,850,871	$9,065,543	$2,854,494	$6,211,049

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Portfolio did not have post-enactment net capital loss carryforwards.

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (Unaudited) (continued)

At December 31, 2011, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016		2017	Total
$2,550,957	*	$25,459,558	$28,010,515

*	This amount includes $2,550,957 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,089.80	$4.16	0.80%
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class 2
Actual	1,000.00	1,087.90	5.45	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	SAN-JPMITUSEP-612

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 27, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
August 27, 2012